SECURED SUPER-PRIORITY DEBTOR IN POSSESSION REVOLVING CREDIT AGREEMENT, dated as of February 3, 2000, among INTEGRATED HEALTH SERVICES, INC. (the "Borrower"), a Delaware corporation, as debtor and debtor in possession under chapter 11 of the Bankruptcy Code (as defined below), the Subsidiaries (as defined below) of the Borrower identified on Schedule II hereto, as debtors and debtors in possession under chapter 11 of the Bankruptcy Code (the "FILING SUBSIDIARIES"), the Lenders (as defined below), and CITICORP USA, INC. ("CUSA"), as collateral monitoring agent and administrative agent for the Lenders (in such capacity, the "AGENT").

                              W I T N E S S E T H:

         WHEREAS, on February 2, 2000 (the "PETITION DATE") the Borrower and the Filing Subsidiaries each filed a voluntary petition for relief (collectively, the "CASES") under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT"); and

         WHEREAS, the Borrower and the Filing Subsidiaries are continuing to operate their respective businesses and manage their respective properties as debtors in possession under sections 1107 and 1108 of the Bankruptcy Code; and

         WHEREAS, the Borrower has requested that the Agent and the Lenders provide a secured, super-priority revolving credit facility of up to $300,000,000 in order to fund the continued operation of the Borrower's and the Filing Subsidiaries' businesses as debtors and debtors in possession under the Bankruptcy Code; and

         WHEREAS,   the  Agent  and  the   Lenders  are  willing  to  make  such
postpetition loans and other extensions of credit to the Borrower upon the terms and conditions set forth herein; and

         WHEREAS, each of the Filing Subsidiaries has agreed to guaranty the obligations of the Borrower hereunder and each of the Borrower and the Filing Subsidiaries has agreed to secure its obligations to the Agent and the Lenders hereunder with, inter alia, security interests in, and liens on, all of its property and assets, whether real or personal, tangible or intangible, now existing or hereafter arising, all as more fully provided herein.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and subject to the satisfaction of the conditions set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.01. Certain Defined Terms. As used in this Agreement:

         "ACCOMMODATION OBLIGATION" means, as applied to any Person, any direct or indirect guaranty, endorsement or other liability of that Person with respect to any Debt, lease, dividend, letter of credit or other obligation (the "PRIMARY OBLIGATION") of another Person (the "PRIMARY OBLIGOR"), including any obligation of that Person, whether or not contingent, (i) to purchase, repurchase or otherwise acquire any such primary obligation or any property constituting direct or indirect security therefor, or (ii) to advance or provide funds (A) for the payment or discharge of any such primary obligation, or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Accommodation Obligation shall be deemed to be an amount equal to the maximum stated or determinable amount of the primary obligation in respect of which such Accommodation Obligation is made or, if not stated or if indeterminable, the maximum reasonably estimated potential liability in respect thereof.

         "ACCOUNT"  means,   with  respect  to  any  Loan  Party,  any  and  all
"accounts," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by such Loan Party.

         "ACCOUNT DEBTOR" is defined in Section 9-105(1)(a) of the UCC.

         "ADJUSTED EBITDA" means, with respect to any Person for any period, the sum of (i) Cash Flow from Operations of such Person for such period; (ii) all charges for taxes counted in determining the consolidated net income of such Person for such period; and (iii) Restructuring Charges for such period.

         "ADVANCE" means a Revolving Credit Advance or a Swing Line Advance.

         "AFFILIATE" of a specified Person means any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person specified. For this purpose, "control," "controlled by" and "under common control with" with respect to any Person mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "AGENT" is defined in the preamble to this Agreement and includes and any successor Agent appointed pursuant to Section 10.06.

         "AGREEMENT" means this Secured Super-Priority Debtor In Possession Revolving Credit Agreement.

         "APPLICABLE LENDING OFFICE" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

         "ARRANGER" means Salomon Smith Barney Inc., in its capacity as sole book runner and lead arranger for the Facility.

         "ASSET SALE" means the sale, transfer or other disposition of any asset, business or property of the Borrower or any of its Subsidiaries, or the issuance or sale of any capital stock of or other equity, ownership or profit interest in any Subsidiary of the Borrower (except a dividend on any such stock or interest declared and payable solely in additional shares of such stock or interest), to any Person other than the Borrower or a Filing Subsidiary.

         "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, in substantially the form of Exhibit E-2, and accepted by the Agent, or such other form of assignment and acceptance agreement acceptable from time to time to the Agent.

         "AUTHORIZED OFFICER" means the principal financial officer, the chief accounting officer, the controller, the treasurer or the executive or senior vice president-finance of the Borrower.

         "AVAILABILITY RESERVE" means, as of two Business Days after the date of written notice of any determination thereof to the Borrower by the Agent, such amounts as the Agent or the Requisite Lenders may from time to time establish against the Available Credit, in the Agent's or the Requisite Lenders', as applicable, sole discretion exercised reasonably, in order either (a) to preserve the value of the Collateral or the Agent's Lien thereon, or (b) to provide for the payment of unanticipated liabilities (including, without limitation, liabilities related to cash management services and agreements related thereto) of the Borrower or its Subsidiaries arising after the Closing Date.

         "AVAILABLE CREDIT" means, at any time, an amount equal to (a) the Maximum Credit at such time minus (b) the Outstanding Revolving Credit at such time.

         "BANKRUPTCY CODE" means title 11, United States Code, as amended from time to time, as applicable to the Cases.

         "BANKRUPTCY COURT" is defined in the recitals to this Agreement or shall mean any other court having competent jurisdiction over the Cases.

         "BASE RATE" means, for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be equal at all times to the highest of:

                  (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

                  (b) the sum (adjusted to the nearest 0.25% or, if there is no nearest 0.25%, to the next higher 0.25%) of (i) 0.5% per annum plus
         (ii) the rate per annum obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for Citibank in respect of liabilities consisting of or including (among other liabilities) three-month U.S. dollar nonpersonal time deposits in the United States, plus (iii) the average during such three-week period of the maximum annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring Dollar deposits in the United States; and

                  (c) the sum of (i) 0.5% per annum plus (ii) the Federal Funds Rate.

         "BASE RATE ADVANCE" means an Advance which bears interest by reference to the Base Rate as provided in Section 2.07(a).

         "BASE RATE MARGIN" means 2.0% per annum.

         "BLOCKED ACCOUNT LETTER" means any "Blocked Account Letter" entered into among any Loan Party, a Collection Account Bank and the Agent, in substantially the form of Exhibit C (with such changes thereto acceptable to the Borrower and the Agent), which provides, inter alia, the Agent with the right upon the occurrence of an Event of Default or in the event that the Available Credit is less than $50,000,000, to require any Collection Account Bank to wire all amounts received in the applicable Collection Account to the Citibank Concentration Account on a daily basis.

         "BORROWER" is defined in the preamble to this Agreement.

         "BORROWING  BASE"  means  (i)  the  sum of  (A)  up to 85% of  Eligible
Accounts (other than Eligible Medicaid Accounts) (calculated (without duplication) net of all finance charges, late fees and other fees which are unearned, sales, excise or similar taxes, and credits or allowances granted at such time), (B) the lesser of (x) $40,000,000 and (y) up to 85% of Eligible Medicaid Accounts (calculated (without duplication) net of all finance charges, late fees and other fees which are unearned, sales, excise or similar taxes, and credits or allowances granted at such time), (C) the lesser of (x) $25,000,000 and (y) up to 40% of the orderly liquidation value of Eligible Real Property as set forth in the appraisal delivered pursuant to clause (d) of the definition of Eligible Real Property, (D) up to 100% of cash and up to 95% of Cash Equivalents, in each case on deposit or held in the Citibank Collateral Account (other than deposits held pending application thereof to Eurodollar Rate Advances in accordance with Sections 2.11(b)(ii) or (iii)) and (E) (x) Adjusted EBITDA of RoTech and its Subsidiaries for the most recently ended two fiscal quarter period for which financial statements have been delivered to the Agent pursuant to Section 6.01(c)(ii) or Section 6.01 (c)(iii), as applicable, multiplied by two minus (y) the amount of Eligible Accounts attributable to RoTech in clause (A) above and the amount of Eligible Medicaid Accounts attributable to RoTech in clause (B) above; provided, however, subject to the following proviso, that the amount in this clause (E) shall in no event exceed
(1) for the first ninety (90) days after the Closing Date, $150,000,000, (2) for the next ninety (90) days immediately following the first ninety (90) days after the Closing Date, $125,000,000 and (3) thereafter, $100,000,000; provided, further, that the amount in this clause (E) shall in no event exceed $100,000,000 from and after the effective date, if any, of the Medicare Setoff Arrangement, minus (ii) any Eligibility Reserves in effect with respect to the Eligible Accounts included in clause (A) above and any Eligible Medicaid Accounts included in clause (B) above.

         "BORROWING BASE CERTIFICATE" means a certificate to be executed and delivered from time to time by the Borrower to the Agent in the form of Exhibit B-5.

         "BORROWING DATE" means the Closing Date or any subsequent Business Day on which a Revolving Credit Advance is requested from the Lenders.

         "BREAKAGE COSTS" is defined in Section 2.12.

         "BUSINESS DAY" means any day except a Saturday or Sunday or a day when commercial banks are authorized or required by law to be closed in New York, New York and, where used in reference to any Eurodollar Rate Advance, means such a day on which dealings are carried on in the London interbank market.

         "BUSINESS PLAN" means a business plan of the Borrower and its Subsidiaries to be delivered to the Agent on or before July 31, 2000, which shall contain forecasted expenditures, revenues, net income and cash flow, prepared by the management of the Borrower, and covering the twelve-month period immediately following the first twelve months after the Closing Date.

         "CALENDAR WEEK" means a period of seven days commencing on any Monday and ending on the following Sunday.

         "CAPITAL EXPENDITURES" means expenditures for Hard Costs, whether paid in cash or accrued as liabilities, made by the Borrower or any Subsidiary of the Borrower.

         "CAPITAL LEASE" means, with respect to any Person, any lease of any property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

         "CARVE-OUT" means claims of the following parties for the following amounts: (i) the unpaid fees of the U.S. Trustee or the Clerk of the Bankruptcy Court pursuant to 28 U.S.C. Section 1930(a) and (ii) the aggregate allowed unpaid fees and expenses payable under sections 330 and 331 of the Bankruptcy Code to professional persons retained pursuant to an order of the Bankruptcy Court by the Borrower, the Guarantors or any Committee not to exceed $7,500,000 in the aggregate; provided, however, that the Carve-Out shall not include, apply to or be available for any fees or expenses incurred by any party, including the Borrower, the Guarantors or any Committee, in connection with the investigation (including discovery proceedings), initiation or prosecution of any claims, causes of action, adversary proceedings or other litigation against the Agent or the Lenders, including, without limitation, challenging the amount, validity, perfection, priority or enforceability of or asserting any defense, counterclaim or offset to, the Obligations or the security interests and Liens of the Secured Parties in respect thereof; provided, further, however, that so long as no Potential Default or Event of Default shall occur and be continuing, the Loan Parties shall be permitted to pay compensation and reimbursement of expenses allowed and payable under sections 330 and 331 of the Bankruptcy Code, as the same may be due and payable, and the same shall not reduce the Carve-Out.

         "CASES" is defined in the recitals to this Agreement.

         "CASH EQUIVALENTS" means (a) securities issued or fully guaranteed or insured by the United States government or any agency thereof, (b) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations) which, at the time of acquisition, are rated at least "A-1" by S&P or "P-1" by Moody's, and (c) commercial paper of an issuer rated at least "A-1" by S&P or "P-1" by Moody's, and (d) shares of any money market fund that (i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a) through (c) above, (ii) has net assets of not less than $500,000,000 and (iii) is rated at least "A-1" by S&P or "P-1" by Moody's; provided, however, that the maturities of all obligations of the type specified in clauses (a) through (c) above shall not exceed 180 days.

         "CASH FLOW FROM OPERATIONS" means, with respect to any Person, and for any period, the sum, determined as of the last day of such period for such Person and its subsidiaries on a consolidated basis, of (i) net income after taxes minus any extraordinary gain and any non-recurring gain on any divestiture plus any extraordinary loss and any non-recurring loss on any divestiture, (ii) depreciation, amortization, and other noncash charges deducted in determining net income and (iii) Interest Expense, all determined in accordance with GAAP; provided, however, that (A) income attributable to any other Person or business that is not at least 100% owned, directly or indirectly, by such Person shall be counted, in determining net income, only to the extent such income is received in cash by such Person or a Subsidiary of such Person in such period and is not reinvested in such other Person or business (other than as a loan payable on demand) within six months thereafter, except that, with respect to the Borrower only, income from minority Investments existing on the Closing Date and described in Schedule 6.02(c) of this Agreement shall be counted in accordance with the Borrower's past practice and (B) no adjustments shall be made to reflect minority interests in Subsidiaries.

         "CHATTEL PAPER" means, with respect to any Loan Party, any and all "chattel paper", as such term is defined in Section 9-105(1)(b) of the UCC, now owned or hereafter acquired by such Loan Party.

         "CITIBANK" means Citibank, N.A., a national banking association.

         "CITIBANK COLLATERAL ACCOUNT" means a general interest bearing deposit account established at and maintained by Citibank in the name of and for the benefit of the Agent on behalf of the Lenders and under the exclusive dominion and control of the Agent (subject to the provisions of Section 6.01(h)), into which Collateral in the form of cash shall be deposited.

         "CITIBANK CONCENTRATION ACCOUNT" means a general deposit account established at and maintained by Citibank in the name of and for the benefit of the Agent on behalf of the Lenders and under the exclusive dominion and control of the Agent (subject to the provisions of Section 2.11(b)(iii)).

         "CLAIM" has the meaning ascribed to such term in section 101(5) of the Bankruptcy Code.

         "CLOSING DATE" means the date on which all of the conditions precedent set forth in Section 3.01 are satisfied or waived in writing by the Lenders; provided, that such date shall be no later than March 31, 2000 or such later date as the Agent and the Borrower shall mutually agree.

         "CODE" means the Internal Revenue Code of 1986 and the regulations thereunder.

         "CO-DOCUMENTATION   AGENTS"  means,   collectively,   Foothill  Capital
Corporation and Goldman Sachs Credit Partners, L.P..

         "COLLATERAL" is defined in Section 9.01.

         "COLLECTION ACCOUNT BANK" means First Union National Bank, Bank of America, N.A., and SunTrust National Bank.

         "COLLECTION ACCOUNTS" means, collectively, each cash collection account of the Borrower held at Bank of America, First Union National Bank and SunTrust Bank, which collection accounts shall each be governed by a Blocked Account Letter.

         "COMMITMENT" means, with respect to each Lender, the commitment of such Lender to make Advances and/or to issue or participate in Letters of Credit issued on behalf of the Borrower in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I under the caption "Commitment," as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced or modified pursuant to this Agreement; provided, however, the maximum principal amount of the Commitments of all the Lenders shall not exceed (x) $270,000,000 prior to the Entry Date and (y) $300,000,000 from and after the Entry Date.

         "COMMITMENT FEE RATE" means 0.375% per annum.

         "COMMITTEE"  means  the  official  statutory   committee  of  unsecured
creditors  appointed  in the Cases  pursuant to section  1102 of the  Bankruptcy
Code.

         "CONTAMINANT" means any material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls.

         "CONSTITUENT  DOCUMENTS"  means,  with  respect to any Person,  (i) the articles/certificate of incorporation (or the equivalent organizational documents) of such Person, (ii) the by-laws (or the equivalent governing documents) of such Person and (iii) any document setting forth the manner of election and duties of the directors or managing members of such Person (if any) and the designation, amount and/or relative rights, limitations and preferences of any class or series of such Person's Stock.

         "CONTRACTS" means, with respect to any Loan Party, any and all "contracts," as such term is defined in Section 1-201(11) of the UCC, now owned or hereafter acquired by such Loan Party.

         "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its material property is bound.

         "CUSA" is defined in the preamble to this Agreement.

         "DEBT," as applied to any Person and in each case determined on a consolidated basis in conformity with GAAP, means (without duplication) (i) all indebtedness for borrowed money (whether by loan or the issuance of debt securities or otherwise); (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services or interest thereon, except accounts and accrued expenses currently payable; (iii) all reimbursement obligations with respect to surety bonds, letters of credit, bankers'
acceptances and similar instruments, whether or not contingent; (iv) all monetary obligations under any Capital Lease; (v) all obligations (contingent or otherwise) to purchase, retire or redeem any capital stock or any other equity interest of such Person; (vi) all monetary obligations measured by, or determined on the basis of, the value of any capital stock of such Person; and
(vii) all obligations, whether or not such obligations constitute Debt as defined in clauses (i) through (vi) above, secured by (or for which the holder of the obligation has an existing right, contingent or otherwise, to be secured
by) any Lien upon any property of such Person or any Subsidiary of such Person, except any such obligation secured by a Lien that is imposed by law and not voluntarily granted.

         "DEPOSITARY BANK" means each bank or financial institution at which any Loan Party maintains any depositary account and which is listed on Schedule 1.01 hereto.

         "DOCUMENT" means, with respect to any Loan Party, any and all "documents," as such term is defined in Section 9-105(1)(f) of the UCC, now owned or hereafter acquired by such Loan Party.

         "DOLLARS" and "$" mean United States dollars or such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.

         "DOMESTIC LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on
Schedule I hereto or in the Assignment and Acceptance by which it became a Lender or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

         "EFFECTIVE DATE" means the date upon which a plan of reorganization in any of the Cases becomes effective.

         "ELIGIBILITY RESERVES" means, effective as of two Business Days after the date of written notice of any determination thereof to the Borrower by the Agent, such amounts as the Agent or the Requisite Lenders, in the Agent's or the Requisite Lenders', as applicable, sole discretion exercised reasonably, may from time to time establish against the gross amounts of Eligible Accounts to reflect risks or contingencies arising after the Closing Date which may affect such Accounts and which have not already been taken into account in the determination for eligibility or the calculation of the Borrowing Base.

         "ELIGIBLE ACCOUNTS" means, in respect of any Loan Party, the gross outstanding balance of those Accounts of such Loan Party arising out of sales of goods or the rendition of Medical Services in the ordinary course of business, made by such Loan Party to a Person which is not an Affiliate of such Loan Party, which constitute Collateral in which the Agent has a fully perfected first priority Lien; provided, however, that an Account shall in no event be an Eligible Account if:

                  (a) such Account is more than 120 days past the original invoice date, thereof; or

                  (b) any warranty contained in this Agreement or any other Loan Document with respect to such specific Account is not true and correct with respect to such Account; or

                  (c) the Account Debtor on such Account has disputed liability or made any claim with respect to any other Account due from such Account Debtor to such Loan Party but only to the extent of such dispute or claim; or

                  (d) the Account Debtor on such Account has: (i) filed a petition for bankruptcy or any other relief under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors; (ii) made an assignment for the benefit of creditors; (iii) had filed against it any petition or other application for relief under the Bankruptcy Code or any such other law; (iv) has failed, suspended business operations, become insolvent, called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation; or (v) had or suffered a receiver or a trustee to be appointed for all or a significant portion of its assets or affairs; or

                  (e) the Account Debtor on such Account or any of its Affiliates is also a supplier to or creditor of such Loan Party unless such supplier or creditor has executed a no-offset letter satisfactory to the Agent, in its sole discretion; or

                  (f) the sale represented by such Account is to an Account Debtor located outside the United States, unless the sale is on letter of credit or acceptance terms acceptable to the Agent, in its sole judgment; or

                  (g) the sale to such Account Debtor on such Account is on a bill-on-hold, guaranteed sale, sale-and-return, sale-on-approval or consignment basis; or

                  (h) such Account is subject to a Lien in favor of any Person other than the Agent for the benefit of the Secured Parties; or

                  (i) with respect to Accounts (other than Medicare Accounts), such Account is subject to any deduction, offset, counterclaim, recoupment, return privilege or other conditions (other than volume sales discounts given in the ordinary course of such Loan Party's business); or

                  (j) the Account Debtor on such Account is located in New Jersey or Minnesota, unless such Loan Party (A) has received a certificate of authority to do business and is in good standing in such state or (B) has filed a Notice of Business Activities Report with the appropriate office or agency of such state for the current year; or

                  (k) the Account Debtor on such Account (other than a Medicaid Account or a Medicare Account) is a Governmental Authority, unless the applicable Loan Party has assigned its rights to payment of such Account to the Agent pursuant to the Assignment of Claims Act of 1940, as amended, in the case of a federal Governmental Authority, and pursuant to applicable law, if any, in the case of any other
         Governmental Authority, and such assignment has been accepted and acknowledged by the appropriate government officers; or

                  (l) the Agent, in accordance with its customary criteria, determines, in its sole discretion exercised reasonably, that such Account may not be paid or otherwise is ineligible; or

                  (m) with respect to Accounts (other than Medicare Accounts and Medicaid Accounts), 50% or more of the outstanding Accounts of any Account Debtor have become, or have been determined by the Agent, in its sole discretion exercised reasonably, in accordance with the provisions hereof, to be, ineligible; or

                  (n) the sale represented by such Account is denominated in a currency other than Dollars; or

                  (o) such Account is not evidenced by an invoice or other writing in form acceptable to the Agent, in its sole discretion exercised reasonably; or

                  (p) such Loan Party, in order to be entitled to collect such Account, is required to perform any additional service for, or perform or incur any additional obligation to, the Person to whom or to which it was made; or

                  (q) the total Accounts (other than Medicare Accounts and Medicaid Accounts) of such Account Debtor to the Loan Parties represent more than 20% of the Eligible Accounts individually or in the aggregate as to the Loan Parties at such time, but only to the extent of such excess; or

                  (r) in the case of Medicaid Accounts, the total Medicaid Accounts owing by Governmental Authorities of any individual State to the Loan Parties represent more than 10% of the Eligible Medicaid Accounts individually or in the aggregate as to the Loan Parties at such time, but only to the extent of such excess; or

                  (s) in the case of Medicare Accounts, (i) the applicable Governmental Authority is not bound by a Medicare Setoff Arrangement or
         (ii) the applicable Governmental Authority is bound by a Medicare Setoff Arrangement, but such Medicare Account remains subject to any deduction, offset, counterclaim, recoupment, return privilege or other conditions (other than volume sales discounts given in the ordinary course of such Loan Party's business), notwithstanding the fact that such applicable Governmental Authority is bound by such Medicare Setoff Arrangement; or

                  (t) such Account is a Private Payor Account.

         "ELIGIBLE ASSIGNEE" means (i) a commercial bank organized under the laws of the United States, or any State thereof, and, in the case of any assignment by a Lender of its Revolving Credit

Advances and related Commitments hereunder, having total assets in excess of $5,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof having total assets in excess of $3,000,000,000; (iii) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country having total assets in excess of $5,000,000,000, if such bank is acting through a branch or agency located in the United States; (iv) the central bank of any country which is a member of the OECD; (v) a finance company, insurance company or other financial institution that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business having total assets in excess of $1,000,000,000; (vi) a fund that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business having total assets in excess of $200,000,000; (vii) any existing Lender and any Affiliates or Related Fund of such existing Lender; and (viii) any other Person approved by the Agent, the LC Bank and, except during the continuance of any Event of Default, the Borrower, which approval in each case shall not be unreasonably withheld or delayed; provided, however, that no Person who is a non-resident alien or a foreign entity for United States income tax purposes (except a commercial bank of the type described in clause (iii) above), may be an Eligible Assignee unless each Note to be acquired by such Person is reissued in registered form prior to transfer.

         "ELIGIBLE MEDICAID ACCOUNTS" means Medicaid Accounts that are otherwise Eligible Accounts except for clause (i) of the definition of Eligible Accounts.

         "ELIGIBLE REAL PROPERTY" means, in respect of any Loan Party, any parcel of owned Real Property in the United States of such Loan Party as to which each of the following conditions has been satisfied at such time:

                  (a) a first priority Lien on such parcel of Real Property shall have been granted by such Loan Party in favor of the Agent pursuant to this Agreement and the Orders and (ii) such Lien shall be in full force and effect in favor of the Agent at such time;

                  (b) except as otherwise permitted by the Agent, the Agent and the title insurance company issuing the policy referred to in clause
         (c) of this definition shall have received maps or plats of an as-built survey of such parcel of Real Property certified to the Agent and such title insurance company in a manner reasonably satisfactory to them, dated a date reasonably satisfactory to the Agent and such title insurance company, by an independent professional licensed land surveyor reasonably satisfactory to the Agent and such title insurance company, which maps or plats and the surveys on which they are based shall be made in form and substance satisfactory to the Agent;

                  (c) the Agent shall have received in respect of such parcel of
         Real Property (i) a mortgagee's title policy (or policies) or marked-up unconditional binder (or binders) for such insurance (or other evidence acceptable to the Agent proving ownership thereof) ("MORTGAGEE'S TITLE INSURANCE POLICY") dated a date reasonably satisfactory to the Agent, and such policy shall (A) be in an amount not less than the Mortgage Value (as of the Closing Date) of such parcel of Real Property, (B) be issued at ordinary rates, (C) insure that the Lien granted pursuant to this Agreement and the Orders insured thereby creates a valid first Lien on such parcel of Real Property free and clear of all defects and encumbrances, except such as may be approved by the Agent and Permitted Liens, (D) name the Agent for the benefit of the Lenders as the insured thereunder, (E) be in the form of ALTA Loan Policy - 1992 (or such local equivalent thereof as is reasonably satisfactory to the Agent),
         (F) contain a comprehensive lender's endorsement and (G) be issued by Chicago Title Insurance Company, First American Title Insurance Company, Lawyers Title Insurance Corporation or any other title company reasonably satisfactory to the Agent (including any such title companies acting as co-insurers or reinsurers), (ii) evidence satisfactory to it that all premiums in respect of each such policy, all recording fees and stamp, documentary, intangible or mortgage taxes, if any, in connection with the Mortgage have been paid and (iii) a copy of all documents referred to, or listed as exceptions to title, in such title policy (or policies);

                  (d) the Agent shall have received an appraisal with respect to such parcel of Real Property that is reasonably satisfactory in form and substance to the Agent and the Requisite Lenders and performed by an appraiser that is satisfactory to the Agent;

                  (e) if requested by the Agent, the Agent shall have received a Phase I environmental report with respect to such parcel of Real Property, dated a date not more than one year prior to the Closing Date, showing no material condition of environmental concern, and in form reasonably satisfactory to the Agent; and

                  (f) no casualty shall have occurred affecting the use, operation or value of such parcel of Real Property if such casualty has not been restored or repaired by the Loan Party granting a Lien on such parcel of Real Property;

                  (g) no condemnation or taking by eminent domain shall have occurred nor shall any notice of any pending or threatened condemnation or other proceeding against such parcel of Real Property have been delivered to the owner or lessee of such parcel of Real Property which would materially affect the use, operation or value of such;

                  (h) the Loan Party granting a Lien on such parcel of Real Property shall (i) make such representations and warranties and covenants as are reasonably required by the Agent, (ii) in all material respects comply with all Requirements of Law of any Governmental Authority applicable to such parcel of Real Property or to the use or occupancy thereof, and (iii) pay and discharge all taxes of every kind and nature, all assessments, all water and sewer rents and charges and all other charges which may become a lien on the Real Property; and

                  (i) if requested by the Agent, the Agent shall have received a Mortgage duly executed by such Loan Party covering such parcel of Real Property.

         "ENTRY DATE" means the date of the entry of the Final Order.

         "ENVIRONMENTAL CLAIMS" means any and all administrative, regulatory or judicial claims, demands, directives, proceedings, orders, decrees and judgments relating in any way to any Environmental Law or any Environmental Permit.

         "ENVIRONMENTAL LAWS" means all federal, state and local laws (including common law), statutes, rules, regulations, ordinances and codes, and any binding judicial or administrative interpretation thereof or requirement thereunder, including any judicial or administrative order, by any Governmental Authority, relating to the regulation or protection of human health, safety, the environment and natural resources.

         "ENVIRONMENTAL LIABILITIES AND COSTS" means, with respect to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any thereof arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, which relate to any environmental, health or safety condition or a Release or threatened Release, and result from the past, present or future operations of, or ownership of property by, such Person or any of its Subsidiaries.

         "ENVIRONMENTAL  PERMIT"  means  any  license,  permit,   authorization,
registration or approval issued or required under any Environmental Law.

         "EQUIPMENT" means, with respect to any Loan Party, any and all "equipment," as such term is defined in Section 9-109(2) of the UCC, now owned or hereafter acquired by such Loan Party.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA AFFILIATE" means any entity which is (or at any relevant time was) a member of a group under "common control" or treated as a single employer with the Borrower pursuant to Section 414(b), (c) or (m) of the Code.

         "ERISA EVENT" means (i) any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, with respect to a Pension Plan; (ii) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to
Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA); (iii) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan;
(iv) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan subject to Title IV of ERISA; (v) a failure to make required contributions to a Pension Plan or Multiemployer Plan; (vi) the imposition of any liability under Title VI of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; (vii) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Pension Plan; (viii) the Borrower or ERISA Affiliate engages in a nonexempt prohibited transaction or otherwise becomes liable with respect to a nonexempt prohibited transaction, the consequences of which, in the aggregate, constitute or could reasonably be expected to result in a Material Adverse Change; or (ix) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by the Borrower or any ERISA Affiliate with respect to any Pension Plan for which the Borrower or any of its Subsidiaries may be liable, the consequences of which, in the aggregate, constitute or could reasonably be expected to result in a Material Adverse Change.

         "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "EURODOLLAR LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance by which it became a Lender (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent as its Eurodollar Lending Office.

         "EURODOLLAR RATE" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Revolving Credit Advance, an interest rate per annum equal to the displayed rate at 11:00 AM (London time) two Business Days before the first day of such Interest Period on Telerate page 3750 (or such other page as may replace such page on the Telerate Service for the purpose of displaying interest rates in the London interbank markets) for deposits in Dollars in an amount substantially equal to such Revolving Credit Advance and for a period equal to such Interest Period, to the extent that such interest rate is unavailable on the Telerate Service, the Eurodollar Rate for any Interest Period for each Eurodollar Rate Advance comprising part of the same Revolving Credit Advance shall be an interest rate per annum equal to the rate per annum at which deposits in Dollars are offered by the principal office of Citibank in London to prime banks in the interbank market for Dollar deposits at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to Citibank's Eurodollar Rate Advance comprising part of such Revolving Credit Advance (or, if Citibank is not a Lender, 10% of such Revolving Credit Advance) and for a period equal to such Interest Period.

         "EURODOLLAR RATE ADVANCE" means an Advance which bears interest by reference to the Eurodollar Rate as provided in Section 2.07(b).

         "EURODOLLAR RATE MARGIN" means 3.0% per annum.

         "EURODOLLAR RATE RESERVE PERCENTAGE" of any Lender for any day in the Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable for such day under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency liabilities having a term equal to such Interest Period.

         "EVENTS OF DEFAULT" has the meaning provided in Section 7.01.

         "FACILITY" means, collectively, the Interim Facility and the Permanent Facility.

         "FACILITY AMOUNT" means, (a) on any date of determination prior to the Entry Date, (i) the lesser of (A) the aggregate amount of the Commitments in effect at such time and (B) $100,000,000 minus (ii) all Facility Reductions which are then effective and (b) on any date of determination from and after the Entry Date, (i) the aggregate amount of the Commitments in effect at such time minus (ii) all Facility Reductions which are then effective.

         "FACILITY REDUCTION" means each temporary or permanent reduction of the Facility, whether voluntarily made or scheduled to be made pursuant to Section
2.05 or required to be made pursuant to Section 2.06, Section 7.01 or any other provision of this Agreement or otherwise becoming effective in accordance with this Agreement.

         "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Citibank from three Federal funds brokers of recognized standing selected by it.

         "FEE LETTERS" is defined in Section 2.04(e).

         "FILING SUBSIDIARY" is defined in the preamble to this Agreement.

         "FINAL  ORDER"  means an  order of the  Bankruptcy  Court  pursuant  to section 364 of the Bankruptcy Code, approving this Agreement, the other Loan Documents and authorizing the incurrence by the Loan Parties of permanent post-petition secured and super-priority Debt in accordance with this Agreement, and as to which no stay has been entered and which has not been reversed, modified, vacated or overturned, and which is in form and substance satisfactory to the Agent and the Requisite Lenders.

         "FIRST DAY ORDERS" means all orders entered by the Bankruptcy Court on the Petition Date or within five Business Days of the Petition Date or based on motions filed on the Petition Date.

         "FISCAL YEAR" means the twelve-month period ending on December 31.

         "FUNDED LC EXPOSURE" means the aggregate principal amount, as of any date of determination, of all payments that were made by the LC Bank under any Letter of Credit but have not been reimbursed to the LC Bank by the Borrower pursuant to Section 2.02(c) or converted into Advances pursuant to Section 2.02(e).

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the facts and circumstances on the date of determination.

         "GENERAL INTANGIBLE" means, with respect to any Loan Party, any and all "general intangibles," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by such Loan Party.

         "GOVERNMENTAL AUTHORITY" means any nation, state, sovereign or government, any political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GUARANTOR" means each Filing Subsidiary.

         "GUARANTY" means the guaranty of the Obligations of the Borrower made by the Guarantors pursuant to Article VIII of this Agreement.

         "HARD COSTS" means the direct costs of building, improving or maintaining any Health Care Facility or other property used by the Borrower or any of its Subsidiaries (including the cost of land, construction, bricks, mortar, painting and related building maintenance, carpeting, roof repair and replacement, parking lot replacement and maintenance, landscaping, HVAC equipment and sprinkler systems and other items generally considered hard costs under construction industry practice but not including the purchase price of an existing Health Care Facility or any allocated overhead and administrative expenses and other items generally considered soft costs under construction industry practice) and the purchase price of any fixed, movable or mobile equipment located on or used in connection with any such Health Care Facility or otherwise used in conducting business if such equipment is or is required to be reflected as property, plant and equipment on the consolidated balance sheet of the Borrower and its Subsidiaries.

         "HEALTH CARE COMPANY" means a Person that is principally engaged, directly or indirectly through its Subsidiaries, in the business of owning, operating or managing Health Care Facilities or healthcare operations or providing healthcare services.

         "HEALTH CARE FACILITY" means a facility which provides any healthcare services at such facility, whether licensed as a skilled nursing facility, intermediate care facility, personal care facility or a hospital.

         "HEALTH CARE PERMIT" means every accreditation, authorization, certificate of need, license or permit that is required pursuant to applicable federal or state law to own, lease, operate or manage a Health Care Facility or conduct the business of a Health Care Company.

         "HEDGING CONTRACT" means any interest rate swap agreement, currency swap agreement, commodities swap agreement, equity option or put arrangement, cap, floor or collar agreement, insurance relating to the respective risk protection or other similar agreement or arrangement designed to provide such risk protection entered into by the Borrower and the Agent or any Lender.

         "INDEMNIFIED LIABILITIES" is defined in Section 11.06(a).

         "INDEMNIFIED PERSON" is defined in Section 11.06(a).

         "INITIAL PROJECTIONS" means the Projections dated November 29, 1999 delivered to the Agent prior to January 13, 2000.

         "INSTRUMENT" means, with respect to any Loan Party, any and all "instruments," as such term is defined in Section 9-105(1)(i) of the UCC, now owned or hereafter acquired by such Loan Party other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         "INSURER" means a Person that insures a Patient against certain of the costs incurred in the receipt by such Patient of Medical Services, or that has an agreement with any Loan Party to compensate such Loan Party for providing services to a Patient.

         "INTEREST EXPENSE" means, with respect to any Person, for any period for such Person and its subsidiaries on a consolidated basis, interest expense net of interest income, determined in conformity with GAAP.

         "INTEREST PERIOD" means, for each Eurodollar Rate Advance comprising part of the same Revolving Credit Advance the period commencing on the date of such Advance or the date of the conversion of any Advance into such an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be 1, 2, 3 or 6 months, as the Borrower may select by notice received by the Agent not later than 11:00 a.m. (New York City time) three Business Days prior to the first day of such Interest Period; provided, however, that:

                  (a) the Borrower may not select any Interest Period in respect of any Revolving Credit Advance which ends after the Maturity Date;

                  (b) the Borrower may not select any Interest Period which ends after any date on which any payment on the respective Advances (including any payment of Revolving Credit Advances which may result from a Facility Reduction) is due unless, after giving effect to such selection, the aggregate unpaid principal amount of Revolving Credit Advances, having Interest Periods which end on or prior to such date is at least equal to the principal amount of Advances due and payable on and prior to such date;

                  (c) Interest Periods commencing on the same date for Advances comprising part of the same Revolving Credit Advance shall be of the same duration;

                  (d) whenever the last day of any Interest Period would otherwise occur on a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, except that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall be the next preceding Business Day; and

                  (e) the Borrower may not have more than six (6) Interest Periods in effect at any one time.

         "INTERIM FACILITY" means that portion of the Facility made available to the Borrower prior to the entry of the Final Order, as approved by the Interim Order.

         "INTERIM ORDER" means that certain order issued by the Bankruptcy Court in substantially the form of Exhibit E-3 and otherwise in form and substance satisfactory to the Agent.

         "INVENTORY" means, with respect to any Loan Party, any and all "inventory," as such term is defined in Section 9-109(4) of the UCC, now owned or hereafter acquired by such Loan Party, and wherever located.

         "INVESTMENT" means (i) the acquisition of any interest in any property, assets or business from any Person, whether by sale, lease or otherwise, (ii) the funding of any loan, extension of credit, accommodation or capital contribution to or for the benefit of any Person, and (iii) the acquisition of any debt or equity securities of or claim against or interest in any Person, whether upon original issuance, by purchase or otherwise.

         "INVESTMENT PROPERTY" means, with respect to any Loan Party, any and all "investment property" as such term is defined in Section 9-115(l)(f) of the UCC, now owned or hereafter acquired by such Loan Party and wherever located.

         "LC APPLICATION" means an application for a Letter of Credit in substantially the form of Exhibit B-3, setting forth the information described therein and such other information as the LC Bank may reasonably request, and signed by an Authorized Officer.

         "LC BANK" means Citibank.

         "LC EXPOSURE" means the sum, as of any date of determination, of the Unfunded LC Exposure and the Funded LC Exposure.

         "LC FEE RATE" means, for any day, the then Eurodollar Rate Margin minus 0.25% per annum.

         "LC SUBCOMMITMENT" means the lesser, as of any date of determination, of (i) $50,000,000 and (ii) the Facility Amount.

         "LEASE EXPENSE" means, with respect to any Person, for any period for such Person and its subsidiaries on a consolidated basis, lease and rental expense accrued during such period under all leases and rental agreements, other than Capital Leases and leases of personal property, of Health Care Facilities, determined in conformity with GAAP.

         "LENDER" means each financial institution or other entity that (a) is listed on the signature pages hereof as a "Lender" or (b) from time to time becomes a party hereto by execution of an Assignment and Acceptance.

         "LETTER OF CREDIT" means a letter of credit that (i) is available for funding in Dollars until an expiry date no later than the thirtieth (30th) day preceding the Termination Date, (ii) is issued by the LC Bank at the request and for the account of the Borrower or of any other Loan Party; provided that such other Loan Party shall be a co-applicant, along with the Borrower, on such letter of credit, (iii) is governed by the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication 500, except as otherwise agreed by the LC Bank, (iv) has a term of one year or less, and (v) is in form reasonably satisfactory to the LC Bank.

         "LIEN" means any mortgage, deed of trust, lien, pledge, charge, security interest, hypothecation, assignment, deposit arrangement or encumbrance of any kind in respect of any asset, whether or not filed, recorded or otherwise perfected or effective under applicable law, as well as the interest of a vendor or lessor under any conditional sale agreement, capital or finance lease or other title retention agreement relating to such asset.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Blocked Account Letters, the Letters of Credit, each LC Application, the Fee Letters and all other guaranties and other agreements, instruments and written indicia of the Obligations delivered to the Agent or any Lender by or on behalf of the Borrower or any other Loan Party pursuant to or in connection with the transactions contemplated hereby and thereby.

         "LOAN PARTIES" means the Borrower and each Guarantor.

         "MATERIAL ADVERSE CHANGE" means any materially adverse change in (i) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and the other Loan Parties, taken as a whole, (ii) the ability of the Loan Parties to perform their respective obligations under the Loan Documents or (iii) the ability of the Agent and the Lenders to enforce the Loan Documents.

         "MATERIAL ENVIRONMENTAL CLAIM" means any Environmental Claim, regardless of merit, which does or can reasonably be expected to (i) result in the Borrower or any of its Subsidiaries expending in the aggregate an amount in excess of $2,500,000 to defend against, settle or satisfy, or (ii) prevent or enjoin the Borrower or any of its Subsidiaries from operating a Health Care Facility on any property on which it conducts operations.

         "MATERIAL LEASE" means any lease agreement in which the aggregate annual rental payments due thereunder exceed $2,500,000.

         "MATURITY DATE" means the second anniversary of the Closing Date.

         "MAXIMUM CREDIT" means at any time, (i) the lesser of (A) the Facility Amount in effect at such time and (B) the Borrowing Base at such time minus (ii) any Availability Reserve in effect at such time.

         "MEDICAID  ACCOUNTS" means all Accounts for which the Account Debtor is
(A) any State acting pursuant to a health plan adopted pursuant to Title XIX of the Social Security Act or (B) any agent, carrier, administrator or intermediary for such State in connection with any such plan.

         "MEDICAL SERVICES" means medical and health care services provided to a Patient, including, but not limited to, medical and health care services provided to a Patient and performed by or on behalf of any Loan Party which are covered by a policy of insurance issued by an Insurer, and includes physician services, nurse and therapist services, dental services, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home health care services, residential and out-patient behavioral healthcare services, and medicine or health care equipment provided by or on behalf of any Loan Party to a Patient for a valid and proper medical or health purpose.

         "MEDICARE  ACCOUNTS" means all Accounts for which the Account Debtor is
(A) the United States acting under the Medicare program established pursuant to the Social Security Act or (B) any agent, carrier, administrator or intermediary for the United States in connection with any such program.

         "MEDICARE SETOFF ARRANGEMENT" means (i) an agreement between the Borrower and the applicable federal Governmental Authorities that are Account Debtors on all Medicare Accounts, which agreement shall have been approved by an order of the Bankruptcy Court or (ii) a final, Non-Stayed Order binding on such federal Governmental Authorities, in each case covering issues of setoff and recoupment with respect to Medicare Accounts and in each case on terms and conditions acceptable to the Agent and the Requisite Lenders.

         "MOODY'S" means Moody's Investors Service, Inc., and its successors.

         "MORTGAGE" means a mortgage, deed of trust or other real estate security document encumbering Real Property of any Loan Party made or required herein to be made by such Loan Party.

         "MORTGAGE VALUE" means, with respect to any parcel of Eligible Real Property, the lesser of (a) the maximum stated amount secured by the Lien on such parcel of Eligible Real Property granted in favor of the Agent pursuant to the relevant Mortgage and (b) the value of such parcel of Eligible Real Property set forth in the appraisal delivered with respect thereto.

         "MORTGAGEE'S TITLE INSURANCE POLICY" has the meaning specified in the definition of Eligible Real Property.

         "MULTIEMPLOYER  PLAN"  means any  "multiemployer  plan," as  defined in
Section 4001(a)(3) of ERISA, as to which the Borrower or any of its ERISA Affiliates has any obligation or liability (contingent or otherwise).

         "1934  ACT"  means  the  Securities   Exchange  Act  of  1934  and  the
regulations thereunder.

         "NET CASH PROCEEDS" means (a) proceeds received by any Loan Party after the Closing Date in cash or Cash Equivalents from any Asset Sale, other than Asset Sales permitted under clauses (i) and (ii) of Section 6.02(b), net of (x) the reasonable cash costs of sale, assignment or other disposition, (y) taxes paid or payable as a result thereof and (z) any amount required by the Bankruptcy Court to be paid or prepaid on Debt secured by a perfected and unavoidable lien on the assets subject to such Asset Sale; provided, however, that the evidence of each of (x), (y) and (z) are provided to the Agent in form and substance satisfactory to it; (b) all money and other Cash Equivalents obtained as a result of any claims against third parties or any legal action or proceeding with respect to any of the Collateral; and (c) proceeds of fire or other insurance on account of the loss of or damage to any such assets or property, and payments of compensation for any such assets or property taken by condemnation or eminent domain.

         "NON-STAYED ORDER" means an order of the Bankruptcy Court which is in full force and effect, as to which no stay has been entered and which has not been reversed, modified, vacated or overturned.

         "NOTES" means the revolving notes of the Borrower which may be required to be delivered pursuant to Section 6.01(m) and all promissory notes and other evidence of indebtedness at any time delivered by the Borrower in exchange or substitution therefor or in replacement thereof or as additional evidence of the Borrower's indebtedness for the Advances.

         "NOTICE OF BORROWING" means a notice in substantially the form of Exhibit B-l.

         "NOTICE OF CONTINUANCE/CONVERSION" means a notice in substantially the form of Exhibit B-2.

         "NOTICE OF SWING LINE ADVANCE" means a notice in substantially the form of Exhibit B-4.

         "OBLIGATIONS" means all present and future Debts, obligations and liabilities of every type and description of the Borrower or any other Loan Party at any time arising under or in connection with this Agreement, any other Loan Document, cash management services or any agreement related thereto, or any Hedging Contract, due or to become due to the Agent, any Lender, any Person required to be indemnified under any Loan Document or any other Person and shall include (i) all liability for principal of and interest on any Advances, (ii) all liability for principal of and interest on any reimbursement owed to the LC Bank for a payment made by it under a Letter of Credit, and (iii) all liability under the Loan Documents, such cash management agreements and Hedging Agreements for any additional interest, fees, taxes, compensation, costs, losses, expense reimbursements and indemnification.

         "OECD" means the Organization for Economic Cooperation and Development.

         "ORDERS" means the Interim Order or the Final Order, as applicable.

         "OTHER AGENTS" means, collectively, the Syndication Agent and the Co-Documentation Agents.

         "OTHER TAXES" is defined in Section 2.16(b).

         "OUTSTANDING REVOLVING CREDIT" means the sum, as of any date of determination, of (i) the aggregate outstanding principal amount of the Advances and (ii) the LC Exposure.

         "PATIENT" means any Person receiving Medical Services from any Loan Party and all Persons legally liable to pay any Loan Party for such Medical Services other than Insurers.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any of its functions under ERISA.

         "PENSION PLAN" means any pension plan (other than a Multiemployer Plan) as to which the Borrower or any of its ERISA Affiliates has any obligation or liability (contingent or otherwise) and which is subject to Title IV of ERISA or
Section 412 of the Code.

         "PERMANENT FACILITY" means the Facility made available to the Borrower from and after the entry of the Final Order.

         "PERMIT" means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

         "PERMITTED LIENS" means Liens permitted under Section 6.02(a).

         "PERMITTED PREPETITION CLAIM PAYMENT" means a payment (as adequate protection or otherwise) on account of any Claim arising or deemed to have arisen prior to the commencement of the Cases, which is made (i) pursuant to authority granted by a Non-Stayed Order of the Bankruptcy Court and (ii) when aggregated with all such payments does not exceed $200,000,000; provided, that no such payment shall be made after the occurrence and during the continuance of a Potential Default or an Event of Default.

         "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "PETITION DATE" is defined in the recitals to this Agreement.

         "POTENTIAL  DEFAULT" means any event or condition  described in Section
7.01 which, with any notice or passage of time (or both) expressly  described in
Section 7.01, would constitute an Event of Default.

         "PRIVATE PAYOR ACCOUNT" means an Account or any portion of an Account that is payable by an individual beneficiary, recipient or subscriber individually and not directly to a Loan Party by Medicaid, Medicare or an Insurer.

         "PROCEEDS"  means any and all  "proceeds,"  as such term is  defined in
Section 9-306 of the UCC.

         "PROJECTIONS" means the Borrower's projections to be delivered in a form consistent with the Initial Projections.

         "PRO RATA SHARE" means, in respect of any Lender, the percentage obtained by dividing (a) the Commitment of such Lender by (b) the aggregate Commitments of all Lenders (or, at any time after the Termination Date, the percentage obtained by dividing the aggregate outstanding principal balance of the Outstanding Revolving Credit owing to such Lender by the aggregate outstanding principal balance of the Outstanding Revolving Credit owing to all Lenders).

         "QUARTER" means, with respect to any Person, a fiscal quarter of such Person.

         "REAL PROPERTY" means all of those plots, pieces or parcels of land now owned, leased or hereafter acquired or leased by any Loan Party (the "LAND"), together with the right, title and interest of such Loan Party, if any, in and to the streets, the land lying in the bed of any streets, roads or avenues, opened or proposed, in front of, the air space and development rights pertaining to the Land and the right to use such air space and development rights, all rights of way, privileges, liberties, tenements, hereditaments and appurtenances belonging or in any way appertaining thereto, all fixtures, all easements now or hereafter benefiting the Land and all royalties and rights appertaining to the use and enjoyment of the Land, including all alley, vault, drainage, mineral, water, oil and gas rights, together with all of the buildings and other improvements now or hereafter erected on the Land, and any fixtures appurtenant thereto.

         "REGISTER" is defined in Section 11.07(c).

         "RELATED FUND" means, with respect to any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "RELEASE" means, with respect to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case, of any Contaminant into the indoor or outdoor environment or into or out of any property owned by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property.

         "REMEDIAL ACTION" means all actions required to (a) clean up, remove, treat or in any other way address any Contaminant in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

         "REQUIREMENT OF LAW" means as to any Person, the certificate or articles of incorporation and bylaws or other organizational or governing documents of such Person, and any law, statute, ordinance, code, decree, order, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject (including, without limitation, laws, ordinances and regulations pertaining to the zoning, occupancy and subdivision of real property).

         "REQUISITE LENDERS" means Lenders at the time in the aggregate holding at least 51% of (i) the aggregate Commitments of all the Lenders and/or (ii) the aggregate outstanding principal amount of the sum of (x) the Advances by all Lenders and (y) LC Exposure of all Lenders.

         "RESTRUCTURING" means (i) the recapitalization and financial restructuring of the Borrower and its Subsidiaries, including as accomplished in the Cases, and (ii) the Borrower's facility rationalization process, including as contemplated in the Initial Projections.

         "RESTRUCTURING  CHARGES"  means  all of the  following,  to the  extent deducted in determining the net income of a Person: fees, charges, expenses, write-offs and write-downs relating to the Restructuring, incurred prior to or after the Petition Date, including, without limitation, (i) fees, costs and expenses, including without limitation, financing costs and fees, attorneys' and accountants' fees, retention, incentive and downsizing costs, appraisals and other fees and expenses, incurred in connection with the Restructuring by the Borrower, any Filing Subsidiary or any other interested person which is payable by the Borrower or any Filing Subsidiary, (ii) fees paid to Warburg Dillon Read LLC, KPMG LLP or any other consultants or investment advisors hired or engaged by or for the benefit of any Borrower or any Filing Subsidiary or any interested person which are payable by any Borrower or any Filing Subsidiary and (iii) costs and expenses relating to closed or terminated facilities, or facilities at which operations have been materially reduced, including , without limitation, continuing occupancy costs and other related expenses, any payments made to landlords of closed, terminated or operationally reduced facilities or rejected leases, in cancellation, reduction or modification of lease obligations, severance payments to employees and independent contractors and other miscellaneous expenses related to closed, terminated or operationally reduced facilities, in each case, including any reserves therefor; provided that the amount of cash charges with respect to the items described in clauses (i) through (ii) above shall not exceed an aggregate amount of (A) during the first twelve months following the Closing

Date, $30,000,000 and (B) during the twelve month period immediately following the first twelve months after the Closing Date, $25,000,000.

         "REVOLVING CREDIT ADVANCE" is defined in Section 2.01(a).

         "ROTECH" means RoTech Medical Corporation, a Florida corporation.

         "S&P" means Standard & Poor's Ratings Services, A Division of the McGraw-Hill Companies, Inc., and its successors.

         "SECURED PARTIES" means the Agent, the Lenders, the Swing Line Bank, the LC Bank, each of their respective successors and assigns, and the beneficiaries of each indemnification obligation undertaken by the Loan Parties and the Agent.

         "SOCIAL SECURITY ACT" means the Social Security Act as codified at 42 U.S.C. Section 1395 et. seq.

         "STATE" means the District of Columbia or any state of the United States of America.

         "STOCK" means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.

         "SUBSIDIARY" means, with respect to any Person, any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled directly or indirectly by such Person or one or more Subsidiaries of such Person or a combination thereof.

         "SWING LINE ADVANCE" means an Advance made by (a) the Swing Line Bank pursuant to Section 2.01(a)(ii) or (b) any Lender pursuant to Section 2.01(h).

         "SWING LINE BANK" means CUSA.

         "SWING LINE FACILITY" has the meaning specified in Section 2.01(a)(ii).

         "SYMPHONY"   means   Symphony   Health   Services,   Inc.,  a  Delaware
corporation.

         "SYNDICATION AGENT" means First Union National Bank.

         "TAXES" is defined in Section 2.16(a).

         "TERMINATION DATE" means the earliest of (a) the Maturity Date, (b) the date of termination of the Commitments pursuant to Section 2.06(a), (c) the date on which the Obligations become due and payable pursuant to Section 7.01 and (d) the Effective Date.

         "'34 ACT COMPANY" means a Person that is a reporting company under the 1934 Act.

         "UCC" means, at any time, the Uniform Commercial Code in effect in the State of New York at such time.

         "UNFUNDED LC EXPOSURE" means the maximum amount which the LC Bank may be required, under all Letters of Credit outstanding as of any date of determination, to pay on such date or at any future time.

         "UNFUNDED PENSION LIABILITY" means, with respect to any Pension Plan, the excess of such Pension Plan's accrued benefits, as defined in Section 3(23) of ERISA, over the current value of such Pension Plan's assets, as defined in
Section 3(26) of ERISA (but excluding from the definition of "current value" of "assets" of such Pension Plan, accrued but unpaid contributions).

         "UNITED STATES" and "U.S." mean the United States of America.

         "U.S. TRUSTEE" means the United States Trustee for the District of Delaware.

         "WITHDRAWAL LIABILITIES" means the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA if the Borrower and each ERISA Affiliate made a complete withdrawal from all Multiemployer Plans and any increase in contributions pursuant to Section 4243 of ERISA.

         "YEAR 2000 COMPLIANT" means the ability of hardware, firmware or software systems associated with information processing and delivery, operations or services, operated by, provided to or otherwise necessary to the business or operations of the Borrower or the Filing Subsidiaries to recognize and properly perform date-sensitive functions involving certain dates prior to, and at any date after, December 31, 1999.

         SECTION 1.02. Accounting Terms. All accounting terms not expressly defined herein shall be construed, except where the context otherwise requires, and all financial computations required under this Agreement shall be made in accordance with GAAP applied on a consistent basis. If GAAP changes during the term of this Agreement so as to affect the calculation of any term defined herein or any measure of financial performance or financial condition employed or referred to herein, the Borrower and the Lenders agree to negotiate in good faith toward an amendment of this Agreement which shall approximate, to the extent possible, the economic effect of the original provisions hereof after taking into account such change in GAAP, but until the parties are able to agree upon such amendment (i) the Borrower shall be deemed in compliance with the provisions hereof only if and to the extent it would have been in compliance if such change in GAAP had not occurred and (ii) the Borrower shall deliver to the Agent, with each financial report delivered by the Borrower hereunder, information sufficient to confirm such compliance as if such change in GAAP had not occurred.

         SECTION 1.03. Other Definitional Provisionss.

         (a) Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any other Loan
Document or in any certificate or other document made or delivered pursuant hereto.

         (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The term "including" is not limiting and means "including without limitation."

         (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including."

         (d) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

         (e) References to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

         (f) The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

         SECTION 2.01. Revolving Facility and Swing Line Facility.

         (a) Advances.

                  (i) Revolving Credit Advances. On the terms and subject to the conditions contained in this Agreement, each Lender severally agrees to make revolving loans (each a "REVOLVING CREDIT ADVANCE") to the Borrower from time to time on any Borrowing Date during the period from the Closing Date until the Termination Date in an aggregate amount not to exceed at any time outstanding for all such loans by such Lender such Lender's Commitment; provided, however, that at no time shall any Lender be obligated to make a Revolving Credit Advance to the Borrower
         (i) in excess of such Lender's Pro Rata Share of the Available Credit of the Borrower at such time and (ii) to the extent that the aggregate Outstanding Revolving Credit, after giving effect to such Revolving Credit Advance, would exceed the Maximum Credit at such time.

                  (ii) Swingline Advances. The Borrower may request the Swing Line Bank to make, and the Swing Line Bank may, if in its sole discretion it elects to do so, make, on the terms and conditions hereinafter set forth, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the Closing Date until the Termination Date in an aggregate amount not to exceed at any time outstanding the lesser of (A) $20,000,000 and (B) the Swing Line Bank's Pro Rata Share of the Available Credit at such time; provided, however, that no Swing Line Advance may be made to the extent that the aggregate Outstanding Revolving Credit, after giving effect to such Swing Line Advance, would exceed the Maximum Credit at such time. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Advance shall be in an amount of $500,000 or an integral multiple thereof and shall be made as a Base Rate Advance. Within the limits of the Swing Line Facility and within the limits referred to in this clause (ii), so long as the Swing Line Bank, in its sole discretion, elects to make Swing Line Advances, the Borrower may borrow under this Section 2.01(a)(ii), prepay pursuant to Section 2.11 and reborrow under this
         Section 2.01(a)(ii).

         (b) Amount of Revolving Credit Advances. Each Revolving Credit Advance shall be in an aggregate amount not less than $2,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of either Base Rate Advances or Eurodollar Rate Advances. The Borrower may reborrow under Section 2.01(a)(i) any Advances comprising part of the same Revolving Credit Advance that it has voluntarily prepaid pursuant to Section 2.11.

         (c) Notice of Borrowing. To request a Revolving Credit Advance, the Borrower shall deliver a Notice of Borrowing to the Agent not later than 11:00 a.m. New York City time (i) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Rate Advances, and (ii) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Advances. The Agent shall give each Lender prompt notice thereof by telecopier. The Notice of Borrowing shall specify (A) the requested Borrowing Date, (B) the amount of the Revolving Credit Advance and whether it will consist of Base Rate Advances or Eurodollar Rate Advances, (C) the Available Credit at such time, and (D) in the case of a Revolving Credit Advance comprised of Eurodollar Rate Advances, the initial Interest Period for such Eurodollar Rate Advances.

         (d) Telephonic Notice of Borrowing. The Borrower may give the Agent telephonic notice of any proposed Revolving Credit Advance by the time required under Section 2.01(c) and in such event shall promptly (but in no event later than the Borrowing Date for the requested Revolving Credit Advance) deliver a confirmatory Notice of Borrowing to the Agent. The Agent shall give each Lender prompt notice thereof by telecopier. If the telephonic request differs in any respect from the written Notice of Borrowing subsequently delivered, the telephonic request shall govern as to the terms of all Advances made in accordance with such telephonic request. The Agent's determination of the contents of any telephonic request shall, absent manifest error, be conclusive and binding on all parties hereto.

         (e) Funding of Advances. Upon fulfillment of the applicable conditions set forth in Article III, each Lender shall, before 12:00 noon New York City time on the Borrowing Date, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 11.02, in same day funds, such Lender's Pro Rata Share of a Revolving Credit Advance. After the Agent in each case receives such funds, the Agent will, not later than 5:00 p.m. New York City time on the Borrowing Date, make such funds available to the Borrower at the Agent's aforesaid address.

         (f) Assumption of Funding. Unless the Agent receives notice from a Lender prior to any Borrowing Date that such Lender will not make available to the Agent such Lender's Pro Rata Share of the Revolving Credit Advance to be made on such Borrowing Date, the Agent may assume that such Lender has made its respective share available to the Agent on such Borrowing Date in accordance with Section 2.01(e) and the Agent may, in reliance upon such assumption, make available to the Borrower on such Borrowing Date a corresponding amount. If and to the extent that such Lender fails to make its respective share available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to such Revolving Credit Advance and
(ii) in the case of such Lender, the Federal Funds Rate until the third Business Day after demand by the Agent to such Lender for such repayment and thereafter at the rate applicable at the time to such Revolving Credit Advance. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Revolving Credit Advance for purposes of this Agreement and the Borrower shall thereupon be excused from making the repayment described in the preceding sentence.

         (g) Failure of Lender to Fund. All obligations of the Lenders hereunder shall be several, but not joint. The failure of any Lender to make the Advance to be made by it as part of any Revolving Credit Advance shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance as part of such Revolving Credit Advance, but no Lender shall be responsible for the failure of any other Lender to make an Advance on any Borrowing Date.

         (h) Swing Line Advances. Each Swing Line Advance shall be made on notice, given not later than 11:00 A.M. (New York City time) on the date of the proposed Swing Line Advance, by the

Borrower to the Swing Line Bank and the Agent. Each such notice of a Swing Line Advance (a "NOTICE OF SWING LINE ADVANCE") shall be by telephone or telecopier, confirmed (in the case of telephonic notice) immediately in writing, specifying therein the requested (i) date of such Swing Line Advance, (ii) amount of such Swing Line Advance, (iii) maturity of such Swing Line Advance (which maturity shall be no later than the seventh day after the requested date of such Swing Line Advance) and (iv) the Available Credit at such time. If, in its sole discretion, it elects to make the requested Swing Line Advance, the Swing Line Bank will make the amount thereof available to the Agent at the Agent's address referred to in Section 11.02, in same day funds. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in
Article III, the Agent will make such funds available to the Borrower at the Agent's aforesaid address. Upon written demand by the Swing Line Bank with a copy of such demand to the Agent, each other Lender shall purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each such other Lender, such other Lender's Pro Rata Share of such outstanding Swing Line Advance as of the date of such demand, by making available for the account of its Applicable Lending Office to the Agent for the account of the Swing Line Bank, by deposit to the Agent's address referred to in Section 11.02, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Lender. The Borrower hereby agrees to each such sale and assignment. Each Lender agrees to purchase its Pro Rata Share of outstanding Swing Line Advance on (i) the Business Day on which demand therefor is made by the Swing Line Bank, provided that notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Swing Line Bank to any other Lender of a portion of a Swing Line Advance, the Swing Line Bank represents and warrants to such other Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party. If and to the extent that any Lender shall not have so made the amount of such Swing Line Advance available to the Agent, such Lender agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Bank until the date such amount is paid to the Agent, at the Federal Funds Rate. If such Lender shall pay to the Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.

         SECTION 2.02. Letter of Credit Subfacility.

         (a) Issuance of Letters of Credit. Subject to the terms and conditions set forth herein, the LC Bank agrees to issue one or more Letters of Credit, at the request and for the account of the Borrower, on any Business Day on or after the Closing Date and prior to the Termination Date, so long as (i) after giving effect to the issuance of any Letter of Credit so requested, (A) the Outstanding Revolving Credit at such time does not exceed the Maximum Credit at such time and (B) the LC Exposure does not exceed the LC Subcommitment in effect at such time, and (ii) the LC Bank has not received written notice from the Agent or Requisite Lenders that an Event of Default or Potential Default is continuing.

         (b) LC Application. The Borrower may request issuance of a Letter of Credit by delivering an LC Application to the Agent not later than two Business Days prior to the date the Letter of Credit is to be issued. The Agent shall promptly deliver a copy of the LC Application to the LC Bank and each Lender.

         (c) Reimbursement. Any payment made by the LC Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the LC Bank of a

Revolving Credit Advance in the amount of such draft, which Advance shall (i) constitute a Base Rate Advance until converted, at the Borrower's election, into a Eurodollar Rate Advance pursuant to Section 2.10, and (ii) satisfy the Borrower's obligation to reimburse the LC Bank under this Section 2.02. With respect to each Advance made pursuant to this Section 2.02(c), the Borrower shall be deemed to have certified the statements contained in Section 3.02(e) as of the date the payment constituting such Advance was made by the LC Bank; provided, however, that in the event any such statement was not true and correct as of such date, such Advance shall be repayable on demand; provided, further, that upon any such repayment on demand, the failure of any such statement to be true and correct as of such date shall not constitute an Event of Default under
Section 7.01, unless the failure of any such statement to be true and correct as of such date would have constituted an Event of Default under Section 7.01 even if such repaid Advance had never been made.

         (d) Reimbursement Obligation Absolute. The conversion of a reimbursement obligation to an Advance as provided in Section 2.02(c) and the obligation of the Borrower to reimburse the LC Bank for each payment made by the LC Bank under any Letter of Credit, and to pay interest thereon as provided herein, shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under and without regard to any circumstances, including (i) any lack of validity or enforceability of any of the Loan Documents; (ii) any amendment or waiver of or any consent to departure from all or any terms of any of the Loan Documents; (iii) the existence of any claim, setoff, defense or other right which any Loan Party may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), the LC Bank, the Agent, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iv) any breach of contract or dispute among or between any Loan Party, the Agent, the LC Bank, any Lender, or any other Person; (v) any demand, statement, certificate, draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
(vi) payment by the LC Bank (acting in good faith) under any Letter of Credit against presentation of any demand, statement, certificate, draft or other document which does not strictly comply with the terms of any Letter of Credit;
(vii) any non-application or misapplication by any beneficiary or transferee of the proceeds of any amount paid under any Letter of Credit or any other act or omission of such beneficiary or such transferee in connection with any Letter of Credit; (viii) any extension of time for or delay, renewal or compromise of or other indulgence or modification granted or agreed to by the LC Bank, the Agent, or any Lender, with or without notice to or approval by any Loan Party; (ix) any failure to preserve or protect any Collateral, any failure to perfect or preserve the perfection of any Lien thereon, or the release of any Collateral; or (x) any other circumstance or event whatsoever relating to any Loan Party or such Letter of Credit or the reimbursement due therefor, whether or not similar to any of the foregoing.

         (e) Lender Participation. Each Lender severally agrees to participate with the LC Bank in the extension of credit arising from the issuance of any Letter of Credit in conformity with Section 2.02(a), in an amount equal to such Lender's Pro Rata Share of the amount available for payment under such Letter of Credit. Upon written demand by the LC Bank, with a copy of such demand to the Agent, each Lender shall promptly fund its participation by paying to the LC Bank Dollars in an amount equal to such Lender's Pro Rata Share of the payment made by the LC Bank under any Letter of Credit, together with all interest accrued and unpaid thereon for the period from the day on which the payment to be reimbursed was demanded by the LC Bank until the Business Day on which such funding from such Lender is received by the LC Bank at the rate per annum equal to the Federal Funds Rate until the second Business Day following such demand, and thereafter the rate per annum then applicable to Base Rate Advances. Upon funding its participation in accordance with this Section 2.02(e), each Lender shall be deemed to have made an Advance pursuant to Section 2.01(a)(i) as of the date the relevant Letter of Credit was drawn, and the Advance deemed, pursuant to Section 2.02(c), to have been made by the LC

Bank upon any such payment shall be reduced, in an amount equal to such Lender's participation. Each Lender's obligation to make such payment to the LC Bank shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including the occurrence or continuance of any Potential Default or Event of Default, the failure to meet any condition that otherwise must be met for the funding of any Advance, or the failure of any other Lender to make any payment under this Section 2.02(e), and each Lender further agrees that such payment shall be made without any offset, abatement, withholding or reduction whatsoever. If after receipt of such funding from any Lender the LC Bank receives payment from the Borrower or any other source on account of the reimbursement obligation that was so funded, or the interest accrued thereon, the LC Bank shall promptly remit such payment to the Agent for prompt distribution to the Lenders to the extent of their participation therein.

         (f) Commercial Practices. Each Loan Party assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to the use of any Letter of Credit. Each Loan Party agrees that the LC Bank, the Agent, the Lenders and their respective directors, officers or employees shall not be liable or responsible for (i) the use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary or transferee in connection therewith; (ii) any reference which may be made to this Agreement or to any Letter of Credit in any agreements, instruments or other documents; (iii) the validity, sufficiency or genuineness of any document other than a Letter of Credit, or of any endorsement thereon, even if such document or endorsement should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein prove to be untrue or inaccurate in any respect whatsoever; (iv) payment by the LC Bank (acting in good faith) against presentation of documents which do not strictly comply with the terms of any Letter of Credit; or (v) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except only that the LC Bank shall be liable to the Borrower for acts or events described in clauses (i) through (v) above, to the extent, but only to the extent, of any direct (as opposed to indirect, special or consequential) damages suffered by the Borrower which the Borrower proves were caused by (A) the LC Bank's willful misconduct or gross negligence in determining whether a draft or demand presented under any Letter of Credit strictly complies with the terms and conditions therefor stated in such Letter of Credit or (B) the LC Bank's willful failure to pay any draft or demand presented under any Letter of Credit that strictly complies with the terms and conditions thereof. The LC Bank may accept any document that appears on its face to be in order, without responsibility for further investigation. The determination whether a draft or demand is properly presented under any Letter of Credit prior to its expiration or whether a draft or demand presented under any Letter of Credit is in proper and sufficient form may be made by the LC Bank in its sole discretion, and such determination shall be conclusive and binding upon the Borrower to the extent permitted by law. Each Loan Party hereby waives any right to object to any payment made under any Letter of Credit on presentation of any draft or demand that is in the form provided in the Letter of Credit but varies with respect to punctuation, capitalization, spelling or similar matters of form.

         SECTION 2.03. Evidence of Debt.

         (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (b) The Register maintained by the Agent pursuant to Section 11.07(c) shall include accounts for each Lender, in which accounts (taken together) shall be recorded (i) the rate and amount of each Advance made hereunder, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iv) the amount of any sum received by the Agent from the Borrower hereunder and each Lender's share thereof.

         (c) The entries made as provided in this Section 2.03 shall be conclusive and binding for all purposes, absent manifest error.

         SECTION 2.04. Fees.

         (a) Unused Commitment Fees. The Borrower agrees to pay to each Lender a commitment fee on the daily average amount by which the Commitment of such Lender exceeds such Lender's Pro Rata Share of the Outstanding Revolving Credit from the date hereof until the Termination Date at the Commitment Fee Rate, payable in arrears (i) monthly on the first day of each month, commencing on the first such day following the date of this Agreement and (ii) on the Termination Date.

         (b) Facing Fees. On the first day of each month commencing on the Closing Date and continuing thereafter until the date the Facility Amount and Unfunded LC Exposure have both been reduced to zero (for the period from the first day in the respective month through the last day of such month or such date the Facility Amount and Unfunded LC Exposure have both been reduced to zero, as the case may be), including on the Termination Date (for the period from the first day in the immediately preceding month to the Termination Date), the Borrower shall pay to the Agent for the account of the LC Bank a facing fee computed by applying 0.25% per annum to the Unfunded LC Exposure from day to day in the prior month or partial month, as the case may be.

         (c) Letter of Credit Fee. On the first day of each month commencing on the first such day following the Closing Date and continuing thereafter until the date the Facility Amount and Unfunded LC Exposure have both been reduced to zero (for the period from the first day in the respective month through the last day of such month or such date the Facility Amount and Unfunded LC Exposure have both been reduced to zero, as the case may be), including on the Termination Date (for the period from the first day in the immediately preceding month to the Termination Date), the Borrower shall pay to the Agent for the account of the Lenders, a letter of credit fee computed by applying the LC Fee Rate to the Unfunded LC Exposure from day to day in the prior month or partial month, as the case may be. If an Event of Default shall occur and be continuing, the Borrower shall pay to the Agent a letter of credit fee at a rate equal to the sum of (A) 2.0% per annum and (B) the rate otherwise payable pursuant to this clause (c).

         (d) Letter of Credit Administration. The Borrower shall pay the LC Bank's usual and customary charges for opening, amending, presenting or honoring any Letter of Credit and for any wire transfers and other administration charges applicable to each Letter of Credit.

         (e) Fees. The Borrower shall pay the Agent and the Arranger when due all fees payable under the fee letter dated January 13, 2000 and the fee letter dated the Closing Date (collectively, the "Fee Letters") from Citibank and the Arranger to the Borrower.

         SECTION 2.05. Voluntary and Mandatory Facility Reductions.

         (a) Voluntary. The Borrower may, upon at least five Business Days' prior notice to the Agent, terminate in whole or reduce in part ratably the unused portions of the respective Commitments of the Lenders; provided, however, that each partial reduction shall be in the aggregate amount of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof

         (b) RoTech Asset Sale. In the event of an Asset Sale of any of the Stock of RoTech or all or substantially of the assets of RoTech (which Asset Sale is subject to the approval of the Requisite Lenders), the Facility shall be permanently reduced by an amount equal to $50,000,000 on the date of the consummation of such Asset Sale; provided, however, that if an Event of Default has occurred and is continuing on such date, the Facility shall be permanently reduced by $100,000,000 (it being understood and agreed that the Lenders shall have no obligation to make Advances or issue Letters of Credit unless and until such Event of Default has been waived pursuant to Section 11.01 or is otherwise cured).

         SECTION 2.06. Principal Payments and Swing Line Payments. The Borrower shall repay the Advances and reduce the Facility Amount as follows:

         (a) Final Maturity. On the Termination Date, all outstanding Advances shall be due and payable and the Facility Amount and LC Subcommitment shall be automatically and permanently reduced to zero.

         (b) Excess Credit Exposure. If at any time, by reason of any voluntary or mandatory Facility Reduction or for any other reason, the Outstanding Revolving Credit exceeds the Maximum Credit, the Borrower shall immediately, without notice or demand, repay Advances or, if no Advances are outstanding, deposit Dollars to the Citibank Collateral Account, in the manner described in
Section 7.02.

         (c) Excess LC Exposure. If at any time, by reason of any voluntary or mandatory Facility Reduction or for any other reason, the LC Exposure exceeds the then LC Subcommitment, the Borrower shall immediately deposit Dollars in an amount equal to such excess to the Citibank Collateral Account in the manner described in Section 7.02.

         (d) Swing Line Payments. The Borrower shall repay to the Agent for the account of the Swing Line Bank the outstanding principal amount of each Swing Line Advance, together with all interest accrued thereon, on the earlier of (i) the maturity date specified in the applicable Notice of Swing Line Advance (which maturity shall be no later than the seventh day after the requested date of such Swing Line Advance) and (ii) the Termination Date.

         SECTION 2.07. Interest. The Borrower agrees to pay interest on the unpaid principal amount of each Revolving Credit Advance made by each Lender comprising part of the same Revolving Credit Advance (or, in the case of an Advance made pursuant to Section 2.02(c), by the LC Bank), and each Swing Line Advance from the date of such Advance until such principal amount shall be repaid in full, at the following rates per annum:

         (a) Base Rate Advances. Whenever such Advance is a Base Rate Advance, a rate per annum equal on each day to the sum of the Base Rate as in effect on such day plus the Base Rate Margin determined for such day, with all such interest accrued in any one month payable monthly on the first day of the next following month and, in the case of the Revolving Credit Advances, when the Facility Amount has been reduced to zero and all Advances comprising Revolving Credit Advances are repaid in full. Interest shall be paid in cash for any Swing Line Advance at a rate per annum equal on each day to the sum of the Base Rate as in effect on such day plus the Base Rate Margin with all such interest payable on the date of payment when such Swing Line Advance is due.

         (b) Eurodollar Rate Advances. Whenever such Advance is a Eurodollar Rate Advance, a rate per annum equal on each day during the Interest Period for such Eurodollar Rate Advance to the sum of the Eurodollar Rate for such Interest Period plus the Eurodollar Rate Margin determined for such day with all interest so accrued payable on the last day of such Interest Period and, if such Interest


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

Period has a duration of more than three months, on the day which occurs three months after the first day of such Interest Period.

         (c) Default Interest. For any period of time during which an Event of Default has occurred and is continuing, (i) the principal amount of all Advances then outstanding shall bear interest payable upon demand at a rate per annum equal to the sum of (A) 2.0% per annum and (B) the rate otherwise payable pursuant to subsection (a) or (b) above, but not to exceed the maximum rate permitted by applicable law and (ii) the amount of any interest, fee or other amount payable hereunder which is not paid when due, shall bear interest from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2.0% per annum above the Base Rate as in effect from time to time plus the Base Rate Margin.

         SECTION 2.08. Additional Interest on Eurodollar Rate Advances. The Borrower shall pay each Lender additional interest on the unpaid principal amount of each Advance of such Lender for each day that such Advance is outstanding as a Eurodollar Rate Advance, at a rate per annum equal to the remainder obtained by subtracting (a) the Eurodollar Rate for such Interest Period for such Eurodollar Rate Advance from (b) the rate determined by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such day. Such additional interest shall be determined by such Lender, notified to the Borrower through the Agent and payable when and as interest is payable on such Eurodollar Rate Advance or, if later, five Business Days after the Borrower receives notice thereof. If the Borrower so requests, such Lender shall provide the Borrower through the Agent a certificate setting forth the calculation and supporting information for such additional interest, which shall be conclusive and binding for all purposes, absent manifest error.

         SECTION 2.09. Interest Rate Determination and Protection.

         (a) Determination of Eurodollar Rate. The Eurodollar Rate for each Interest Period for Eurodollar Rate Advances comprising part of the same Revolving Credit Advance shall be determined by the Agent.

         (b) Notice of Eurodollar Rate. The Agent shall give prompt notice to the Borrower and the respective Lenders of the applicable Eurodollar Rate for any Interest Period when determined by the Agent.

         (c) Failure to Provide Information. If the Agent is unable to obtain timely information for determining the Eurodollar Rate for any Eurodollar Rate Advances, the Agent shall forthwith notify the Borrower and the respective Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances and the obligation of such Lenders to make or continue, or to convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and such Lenders that the circumstances causing such suspension no longer exist.

         (d) Suspension of Eurodollar Rate Advances. In the event that: (i) the Agent determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Eurodollar Rate then being determined is to be fixed; or (ii) the Requisite Lenders notify the Agent that the Eurodollar Rate for any Interest Period will not adequately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period, the Agent shall forthwith so notify the Borrower and the Lenders, whereupon each Eurodollar Rate Advance will automatically, on the last day of the current
Interest Period for such Advance, convert into a Base Rate Loan and the obligations of the Lenders to make Eurodollar Rate Advances or to convert Base Rate Advances into Eurodollar Rate

Advances shall be suspended until the Agent shall notify the Borrower that the Requisite Lenders have determined that the circumstances causing such suspension no longer exist.

         (e) Failure to Specify Duration. If the Borrower fails, prior to the date the Eurodollar Rate for any Interest Period is determined by the Agent to specify the duration of any Interest Period for any Eurodollar Rate Advances, such Interest Period shall be one month.

         (f) Agent's Determination Conclusive. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         SECTION 2.10. Voluntary Conversion of Advances.

         (a) Notice of Continuance/Conversion. Subject to the provisions of Sections 2.09 and 2.14, the Borrower may on any Business Day, by giving the Agent a Notice of Continuance/Conversion not later than 11:00 a.m. (New York City time) on the third preceding Business Day, (i) convert Base Rate Advances comprising the same Revolving Credit Advance into Eurodollar Rate Advances, (ii) convert Eurodollar Rate Advances comprising the same Revolving Credit Advance into Base Rate Advances or (iii) continue Eurodollar Rate Advances as Eurodollar Rate Advances, but (A) the Borrower may convert a Eurodollar Rate Advance into a Base Rate Advance only on the last day of an Interest Period for such Eurodollar Rate Advance, (B) the Borrower may continue a Eurodollar Rate Advance as a Eurodollar Rate Advance only as of the last day of an Interest Period for such Eurodollar Rate Advance, and (C) no Advance may be converted into or continued as a Eurodollar Rate Advance at any time when an Event of Default or Potential Default has occurred and is continuing.

         (b) Telephonic Notice. In lieu of delivering a Notice of Continuance/Conversion, the Borrower may give the Agent telephonic notice of any proposed conversion or continuance by the time required under Section 2.10(a) and in such event shall promptly (but in no event later than the date of the requested conversion or continuance) deliver a confirmatory Notice of Continuance/Conversion to the Agent. If the telephonic request differs in any respect from the written Notice of Continuance/Conversion subsequently furnished, the telephonic request shall govern as to the terms of such notice. The Agent's determination of the contents of any telephonic request shall, absent manifest error, be conclusive and binding on all parties hereto.

         (c) Requirements. Each Notice of Continuance/Conversion or telephonic request shall specify (i) the date of the continuance or conversion, (ii) the Advances to be converted or continued and (iii) when Advances are converted into or continued as Eurodollar Rate Advances, the duration of the Interest Period for such Advances.

         (d) Base Rate Advances. Unless a Eurodollar Rate has been determined for a particular Advance and applies to such Advance on a particular day in accordance with the provisions hereof, such Advance shall be a Base Rate Advance and shall accrue interest at the rate then applicable to Base Rate Advances.

         SECTION 2.11. Prepayments.

         (a) Voluntary Prepayments . The Borrower from time to time may prepay, without premium or penalty, the outstanding principal amounts of Advances, in whole or ratably in part, so long as (i) the Borrower gives one Business Day's prior written notice to the Agent stating the proposed date and aggregate principal amount of the prepayment, (ii) each partial prepayment is made in an aggregate principal amount of $2,000,000 or an integral multiple of $1,000,000 in excess thereof, (iii) if any Eurodollar Rate Advance is paid prior to the last day of the Interest Period for such Advances, all unpaid interest accrued to the date of prepayment on the principal amount prepaid and all Breakage Costs incurred as a result of the prepayment are also paid, and
(iv) all unpaid interest accrued to the date of prepayment is paid concurrently with any prepayment in full. In addition, the Borrower from time to time may prepay, without premium or penalty, the outstanding principal amount of any Swing Line Advance in whole, together with all unpaid interest thereon to the date of prepayment. Notice of any prepayment under this Section 2.11(a), once given, shall be irrevocable, and the amount of the prepayment specified in the notice shall accordingly be due and payable on the prepayment date specified therein.

         (b) Mandatory Prepayments.

                  (i) Upon receipt by any Loan Party of Net Cash Proceeds, the Borrower shall immediately prepay the Advances (or deposit cash in the Citibank Collateral Account in respect of Letters of Credit in the manner described in Section 7.02) in an amount equal to 100% of such Net Cash Proceeds; provided, however, in the event such Net Cash Proceeds are less than $10,000,000 in any transaction or series of related transactions, such proceeds are not required to be applied to the Advances (or deposited in the Citibank Collateral Account) to the extent such proceeds are deposited in a Collection Account. Any such mandatory prepayment shall be applied in accordance with Section 2.11(b)(ii) below.

                  (ii) Any prepayments made by the Borrower required to be applied in accordance with Section 2.11(b)(i) shall be applied as follows: first, to repay the outstanding principal balance of the Swing Line Advances until such Swing Line Advances shall have been repaid in full; second, to repay the outstanding principal balance of Revolving Credit Advances which are Base Rate Advances until such Advances shall have been paid in full; third, to repay the outstanding principal balance of Revolving Credit Advances which are Eurodollar Rate Advances until such Advances shall have been paid in full; provided, however, that as long as no Potential Default or Event of Default shall occur and be continuing, such prepayments shall, at the request of the Borrower, be held in the Citibank Collateral Account pending application to any Eurodollar Rate Advance on the last day of the Interest Period with respect thereto; and then, to the Citibank Collateral Account to provide cash collateral for the then LC Exposure in the manner set forth in Section 7.02.

                  (iii) Each Borrower agrees that all available funds in the Citibank Concentration Account shall be applied on a daily basis first to repay the outstanding principal amount of the Swing Line Advances until such Swing Line Advances shall have been repaid in full, second to repay the outstanding principal balance of Revolving Credit Advances which are Base Rate Advances until such Advances shall have been repaid in full, third to repay the outstanding principal balance of Revolving Credit Advances which are Eurodollar Rate Advances until such Advances shall have been paid in full; provided, however, that as long as no Potential Default or Event of Default shall occur and be continuing, the amount of such Eurodollar Rate Advances shall, at the request of the Borrower, be transferred to the Citibank Collateral Account pending application to any Eurodollar Rate Advance on the last day of the Interest Period with respect thereto; and fourth to any other Obligations then due and payable. If there are no Advances outstanding and no other Obligations are then due and payable (and no additional funds are required to be on deposit in the Citibank Collateral Account pursuant to Section 2.06(b) or (c) or Section 7.02), the Borrower may direct the Agent to (and the Agent shall) disburse the excess amount of such funds on deposit in the Citibank Concentration Account as requested by the Borrower in writing. Any excess amount on deposit in the Citibank Concentration Account after giving effect to the applications required in this Section 2.11(b)(iii) may, at the request of the Borrower, or shall, upon the occurrence and during the continuance of any Event of Default and notice to the Borrower by the Agent or the Requisite Lenders, be transferred to, and held on deposit in, the Citibank Collateral Account.

         SECTION 2.12. Funding Losses. If (i) any Eurodollar Rate Advance is repaid or converted to a Base Rate Advance on any day other than the last day of an Interest Period for such Eurodollar Rate Advance (whether as a result of any optional prepayment, mandatory prepayment, payment upon acceleration, mandatory conversion or otherwise), (ii) after giving the respective notice thereof, the Borrower fails to borrow any Eurodollar Rate Advance in accordance with a Notice of Borrowing or a telephonic request delivered to the Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), (iii) any Base Rate Advance is not converted into a Eurodollar Rate Advance or any Eurodollar Rate Advance is not continued as a Eurodollar Rate Advance in accordance with a Notice of Continuance/Conversion or telephonic request delivered to the Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), or (iv) the Borrower fails to make any prepayment in accordance with any notice of prepayment delivered to the Agent, the Borrower shall, upon demand by any Lender, reimburse such Lender for all costs and losses incurred by such Lender as a result of such repayment, prepayment or failure ("BREAKAGE COSTS"), including costs and losses incurred by a Lender as a result of funding arrangements or contracts entered into by such Lender to fund Eurodollar Rate Advances. Breakage Costs shall be payable only if demanded within 90 days after the end of the applicable Interest Period and shall be due 30 days after demand. Demand shall be made by delivery to the Borrower and the Agent of a certificate of the Lender making the demand, setting forth in reasonable detail the calculation of the Breakage Costs for which demand is made. Such certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 2.13. Increased Costs.

         (a) Increase in Cost. If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of Eurodollar Rate Advances, included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender or any participant under
Section 11.07(e) of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time to time pay to the Agent for the account of such Lender or participant additional amounts sufficient to compensate such Lender or participant for such increased cost. Such costs shall be payable only if demanded within six months after they were incurred and shall be due 30 days after demand. Demand shall be made by delivery to the Borrower and the Agent of a certificate of the Lender or participant making the demand, setting forth in reasonable detail the calculation of the costs for which demand is made. Such certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         (b) Increase in Capital Requirements. If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend or funding hereunder and other commitments or funding of this type, then, upon demand by such Lender, the Borrower shall, within 30 days after demand from time to time by such Lender, pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender determines such increase in capital to be allocable to the existence of such Lender's commitment to lend or funding hereunder. Demand for such payment may be made at any time but must be made in writing, with a copy to the Agent. No such compensation may be demanded as to increased capital maintained by a Lender more than 12 months before compensation was first demanded by such Lender under this Section 2.13(b). Demand for such compensation shall be made by delivery to the Borrower and the Agent of a certificate of the Lender making the demand, setting forth the amount demanded. Such certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         (c) Replacement Lenders and Participants. If, and on each occasion that, (i) a Lender or a participant under Section 11.07(e) makes a demand for compensation pursuant to Section 2.13(a) or Section 2.13(b) with respect to Eurodollar Rate Advances or (ii) a Lender is excused from funding Eurodollar Rate Advances pursuant to Section 2.14 or (iii) Taxes are required, pursuant to
Section 2.16(a), to be deducted from or with respect to any amount payable to any Lender or the Agent, the Borrower may in whole permanently replace such Lender or participant, as the case may be, with an Eligible Assignee willing to become a Lender hereunder, on the following terms:

                  (A) The Borrower shall give the Agent and the Lender or participant being replaced at least five Business Days' prior written notice of the replacement. The notice must be given within 180 days after the date of the event specified in clause (i), (ii) or (iii) above, as the case may be, pursuant to which such replacement is made, and must state the day (which must be a Business Day not more than 10 days after the notice is given) on which the replacement will be effective.

                  (B) On the effective date of the replacement, (a) the replacement Lender shall purchase the Advances owed to such replaced Lender or participant for a purchase price equal to the principal amount thereof and all interest accrued thereon as of such effective date, payable in cash on such effective date, (b) an Assignment and Acceptance in compliance with (this Agreement covering such Advances shall be delivered to the replacement Lender by the Lender being replaced or by the participant being replaced and the Lender from which it holds its participation, and (c) the Borrower shall pay to the Agent for the account of the replaced Lender or participant all Breakage Costs resulting from the replacement and all additional interest, fees, compensation, costs, losses, taxes, expense reimbursements, indemnities and other Obligations due to the Lender or participant being replaced.

                  (C) The Borrower will remain liable to each replaced Lender or participant for all Obligations that survive the repayment of the Advances.

                  (D) The Borrower shall have received the written consent of the Agent (which consent shall not be unreasonably withheld).

         SECTION 2.14. Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, then (i) the obligation of such Lender to make or continue, or to convert Advances into Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and (ii) the Borrower shall forthwith either (A) prepay in full all Eurodollar Rate Advances of such Lender then outstanding, together with interest accrued thereon and Breakage Costs related thereto or (B) convert all Eurodollar Rate Advances of such Lender then outstanding into Base Rate Advances and pay all interest accrued thereon to the date of conversion and all Breakage Costs related thereto.

         SECTION 2.15. Payments and Computations.

         (a) Payments.The Borrower shall make each payment hereunder and under the Notes not later than 11:00 a.m. (New York City time) on the day payment is due, in Dollars received by the Agent at its address referred to in Section
11.02 in same day funds. Any payment due to a Lender shall be paid to the Agent for account of such Lender. If the Agent receives a payment for account of a Lender not later than 11:00 a.m. (New York City time), the Agent will cause like funds to be distributed to such Lender for account of its Applicable Lending Office by the close of business on the same day; if the Agent receives a payment for account of a Lender after 11:00 a.m. (New York City time), the Agent will cause like funds to be distributed to such Lender for account of its Applicable Lending Office no later than the close of business on the next succeeding Business Day.

         (b) Charging of Accounts. If and to the extent any payment owed to the Agent or any Lender is not made within three Business Days after the date it was due hereunder or under the Note held by such Lender, each Loan Party hereby authorizes the Agent and such Lender, subject to any notice period provided in the Orders, to setoff and charge any amount so due against any deposit account maintained by such Loan Party with the Agent or such Lender, whether or not the deposit therein is then due.

         (c) Computations. All computations of interest, additional interest and fees accruing at a per annum rate shall be made on the basis of the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, additional interest or commitment fees are payable and a year of 360 days.

         (d) Payment on Business Day. Whenever any payment hereunder or under the Notes is due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees. If, however, such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

         (e) Presumption of Payment. Unless the Agent receives notice from the Borrower prior to the date on which any payment is due to the Agent for the benefit of the Lenders hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower does not make such payment to the Agent in full when due, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender, together with interest thereon for each day from the date such amount was distributed to such Lender until the Business Day such Lender repays such amount to the Agent, at the Federal Funds Rate until the third Business Day after such demand and thereafter at the rate applicable to Base Rate Advances.

         SECTION 2.16. Taxes.

         (a) Net Payments. Any and all payments by the Borrower hereunder or under the Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively, are "TAXES"). If the Borrower is required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Agent,

(i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received if no such deductions had been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (b) Payment of Other Taxes. In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise similarly with respect to, this Agreement, the Notes or any other Loan Document ("OTHER TAXES").

         (c) Indemnification. The Borrower will indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.16) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses, but excluding any liability arising from the gross negligence or willful misconduct of such Person) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnity shall be due 30 days after written demand therefor. Any Person entitled to indemnification by the Borrower pursuant to this Section 2.16(c) shall give the Borrower written notice of any matter which such Person has determined has given rise to a right of indemnification hereunder within 120 days after the earlier of (i) the date on which such Person makes payment of the Taxes or Other Taxes giving rise to such right or (ii) the date on which such Person receives written demand for payment of such Taxes or Other Taxes from the applicable Governmental Authority; provided, however, that the failure by any Person timely to provide such notice
(A) shall not  release  the  Borrower  from any of its  obligations  under  this
Section 2.16(c) except to the extent the Borrower is materially prejudiced by such failure, or such notice was provided more than 240 days after the latest date such notice could have been timely given, and (B) shall not relieve the Borrower from any other obligation or liability that it may have to such Person otherwise than under this Section 2.16(c).

         (d) Evidence of Payments. Within 30 days after the date of any payment of Taxes hereunder by the Borrower, the Borrower will furnish to the Agent, at its address referred to in Section 11.02, the original or a certified copy of any receipt issued to the Borrower evidencing payment thereof.

         (e) Withholding Tax Exemption. If any Lender is a "foreign person" within the meaning of the Code, such Lender shall deliver to the Agent (i) (A) if such Lender qualifies for an exemption from, or a reduction of, United States withholding tax under a tax treaty, a properly completed and executed Internal Revenue Service Form 1001 (or applicable successor form) before the payment of any interest in the first calendar year and in each succeeding calendar year during which interest may be paid under this Agreement, (B) if such Lender qualifies for an exemption from United States withholding tax for interest paid under this Agreement because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of Internal Revenue Service Form 4224 (or applicable successor form) before the payment of any interest is due in the first taxable year of such Lender, and in each succeeding taxable year of such Lender, during which interest may be paid under this Agreement, or (C) if such Lender is not a "bank" as defined in
Section 881(c)(3)(A) of the Code, a properly completed and executed Internal Revenue Service Form W-8 (or applicable successor form) before the payment of any interest is due in the first taxable year of such Lender, and in each succeeding taxable year of such Lender, during which interest may be paid under this Agreement, certifying that such Lender is a foreign corporation, partnership, estate or trust, together with a certificate of a duly authorized officer representing that such Lender is not a "bank" for purposes of Section 881(c) of the Code, is not a 10% shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code), and (ii) such other form or forms as may be required or reasonably requested by the Agent to establish or substantiate exemption from, or reduction of, United States withholding tax under the Code or other laws of the United States. Each Lender agrees to notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction. If any form or document referred to in this subsection
(e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form 1001, 4224 or W-8 (or applicable successor forms) (or the related certificate described above), that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

         (f) Withholding Taxes. Where any Lender which is a "foreign person" is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by Section 2.16(e) are not delivered to the Agent, then the Agent may withhold from any interest payment to any Lender not providing such forms or other documentation, an amount equivalent to the applicable withholding tax.

         (g) Subsequent Lenders. For purposes of this Section 2.16, the term "Lender" shall include any assignee pursuant to, and after compliance with the requirements of, Section 11.07; provided, however, that no Person acquiring any participation pursuant to Section 11.07(e) shall be deemed a "Lender" for purposes of this Section 2.16 unless and until the Borrower has been notified of such participation. If any Lender grants participation in or otherwise transfers its rights under this Agreement, the participant or transferee shall be bound by the terms of Sections 2.16(e) and (f) as though it were such Lender.

         (h) Refund, Deduction or Credit of Taxes. If any Lender determines, in its sole good faith discretion, that it has actually and finally realized, by reason of a refund, deduction or credit of any Taxes paid or reimbursed by the Borrower pursuant to subsection (a), (b) or (c) above in respect of payments under the Loan Documents, a current monetary benefit that it would otherwise not have obtained, and that would result in the total payments under this Section
2.16 exceeding the amount needed to make such Lender whole, such Lender shall pay to the Borrower, with reasonable promptness following the date on which it actually realizes such benefit, an amount equal to the lesser of the amount of such benefit or the amount of such excess, in each case net of all reasonable out-of-pocket expenses in securing such refund, deduction or credit, provided that nothing in this subsection shall require any Lender to provide its tax returns to the Borrower or to manage its tax affairs in any particular manner.

         (i) Exclusion of Certain Taxes. Notwithstanding any other provision of this Agreement, the Borrower shall not be required to pay any amount hereunder to any Lender or the Agent in respect of any Taxes to the extent that, on the date hereof or any other date such Lender became a party to (or participant with respect to) this Agreement or (with respect to payments to an Applicable Lending Office) the date such Lender designated which Applicable Lending Office with respect to this Agreement or any Notes, the obligation to withhold or pay such Taxes existed or would exist upon the payment of an amount by the Borrower under this Agreement or any Note; provided, however, that this paragraph shall not apply (A) to any Lender or Applicable Lending Office that became a Lender or Applicable Lending Office as a result of an assignment, transfer, or designation made at the request of the Borrower, or (B) to the extent that the amount otherwise payable by the Borrower pursuant to this Section 2.16 to any Lender that is an assignee pursuant to (and in compliance with the requirements of)
Section 11.07 does not
exceed the amount that would have been payable under this Section 2.16 to the assigning Lender in the absence of such assignment.

         (j) Additional Cooperation. Any Lender claiming any amount pursuant to this Section 2.16 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested by the Borrower or to change the jurisdiction of such Lender's Applicable Lending Office if such a filing or change would avoid the need for or reduce the amount payable by the Borrower under this Section 2.16 and would not, in the good-faith determination of such Lender, otherwise be disadvantageous to such Lender.

         SECTION 2.17. Sharing of Payments. If after the occurrence and during the continuance of any Event of Default any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Advances owed to it in excess of its Pro Rata Share of all such payments, such Lender shall forthwith purchase from the other Lenders such participations in the Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them. If all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from the other Lenders shall be rescinded and each such other Lender shall repay to the purchasing Lender the purchase price to the extent of its allocable share of such recovery together with its allocable share of any interest required to be paid by the purchasing Lender on the amount so recovered. The Borrower agrees that any Lender purchasing a participation from another Lender pursuant to this Section 2.17 may, to the fullest extent permitted by law, exercise collection rights (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                                  ARTICLE III

                              CONDITIONS OF LENDING

         SECTION 3.01. Conditions Precedent on the Closing Date. This Agreement shall become effective and binding upon the parties hereto only if each of the following conditions precedent is satisfied by no later than March 31, 2000:

         (a) Bankruptcy Court Order. The Bankruptcy Court shall have entered the Interim Order, certified by the Clerk of the Bankruptcy Court as having been duly entered, and the Interim Order is in full force and effect and shall not have been vacated, reversed, modified, amended or stayed without the prior written consent of the Agent and the Requisite Lenders.

         (b) Loan Documents. The Agent must have received, with sufficient copies for each Lender, and all in form and substance satisfactory to the Agent and each Lender and each of their respective counsels:

                  (i) the Revolving Credit Notes (to the extent requested) duly executed by the Borrower;

                  (ii) this Agreement duly executed by each of the Loan Parties, the Agent and each of the Lenders;

                  (iii)  interim  unaudited   quarterly  and  monthly  financial
         statements of the Borrower and its Subsidiaries, consistent with the Borrower's past practices and in a form satisfactory to the

         Agent, through the Quarter ending September 30, 1999 and each fiscal month ending thereafter for which financial statements are available;

                  (iv) the executed legal opinion of Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Loan Parties, in substantially the form of Exhibit D;

                  (v) such other legal opinions as the Agent may reasonably require;

                  (vi) copies of the articles or certificate of incorporation and by-laws or other governing documents of the Borrower, RoTech and Symphony as in effect on the Closing Date, certified as of the Closing Date by a Secretary or an Assistant Secretary of the Borrower, RoTech or Symphony, as applicable;

                  (vii) copies of resolutions of the Board of Directors of the Borrower, RoTech and Symphony approving the transactions contemplated hereby and authorizing the execution, delivery and performance thereof by the Borrower, RoTech and Symphony, as applicable, certified as of the Closing Date by a Secretary or an Assistant Secretary of the Borrower, RoTech or Symphony, as applicable;

                  (viii) a certificate of the Secretary or an Assistant Secretary of the Borrower, RoTech and Symphony, certifying the names and true signatures of the officers of the Borrower, RoTech and Symphony, as applicable, authorized to sign each Loan Document to which it is a party and to request an extension of credit hereunder;

                  (ix) a certificate of the Secretary or an Assistant Secretary of the Borrower, certifying the names and true signatures of the officers of each other Loan Party authorized to sign each Loan Document to which it is a party;

                  (x) a good standing certificate for the Borrower, RoTech and Symphony, issued as of a recent date by the Secretary of State of the state in which the Borrower, RoTech and Symphony, as applicable, is incorporated or formed and each state in which the Borrower, RoTech and Symphony is qualified to do business;

                  (xi) the fee letter dated the Closing Date from Citibank and the Arranger to the Borrower.

                  (xii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement or any other Loan Document;

                  (xiii) such other certificates, agreements, documents or instruments as the Agent or the Arranger may reasonably request in writing.

         (c) Governmental Consents. Each Loan Party must have obtained (without the imposition of any conditions that are not reasonably acceptable to the Agent) all necessary consents, approvals and authorizations required from any Governmental Authority in connection with the execution, delivery and performance of its obligations under the Loan Documents and the transactions contemplated thereby and such consents or approvals shall be in full force and effect.

         (d) No Injunction. No law or regulation shall prohibit, and no order, judgment or decree of any Governmental Authority shall enjoin, prohibit or restrain, and no litigation shall be pending or threatened which, in the reasonable judgment of the Agent, would enjoin, prohibit, prevent or restrain or impose materially adverse conditions upon (i) the making of the Advances,
(ii) the issuance of any Letter of Credit or (iii) the consummation of the transactions contemplated by the Loan Documents.

         (e) Material Adverse Change. Other than (i) the filing of the Cases and
(ii) the circumstances and conditions set forth in the Initial Projections, there shall have occurred no Material Adverse Change since September 30, 1999.

         (f) Security. The Agent shall have a valid and perfected lien on and security interest in the Collateral having the priorities set forth herein and in the Orders.

         (g) Payment of Fees. All fees and expenses (including reasonable fees and expenses of counsel) due to the Agent, the Lenders and the Arranger and all fees and expenses provided for in the fee letter dated January 13, 2000 and referred to in Section 2.04(e) must have been paid.

         SECTION 3.02. Conditions Precedent to Each Extension of Credit. The obligation of each Lender to make an Advance on the occasion of any Revolving Credit Advance, the obligation of the LC Bank to issue any Letter of Credit and the right of the Borrower to request a Swing Line Advance is subject to the conditions precedent that on the date the Revolving Credit Advance or Swing Line Advance is to be made or Letter of Credit is to be issued, including on the Closing Date:

         (a) Notice. The Borrower shall have delivered a fully completed Notice of Borrowing, Notice of Swing Line Advance or LC Application, as the case may be, dated on or before such date.

         (b) Borrowing Base. After giving effect to the Advances requested to be made on any such date, the use of proceeds thereof and any Letters of Credit requested to be issued on any such date, the Outstanding Revolving Credit at such time shall not exceed the Maximum Credit at such time.

         (c) Borrowing Base Certificate. The Agent shall have received a Borrowing Base Certificate, executed and delivered by an Authorized Officer of the Borrower, as required by Section 6.01(c)(xii).

         (d) Bankruptcy Court Approval.

                  (i) With respect to the Interim Facility, the Interim Order authorizing and approving the Interim Facility and the transactions contemplated thereby and, with respect to the Permanent Facility, the Final Order, authorizing and approving the Permanent Facility and the transactions contemplated thereby, shall have been duly entered and are in full force and effect and shall not have been vacated, reversed, modified, amended or stayed without the prior written consent of the Agent and the Requisite Lenders; and

                  (ii) the First Day Orders and all motions and other documents filed with and submitted to the Bankruptcy Court in connection with this Agreement and the transactions contemplated hereby shall be satisfactory in form and substance to the Agent.

         (e) Statements. Each of the following statements shall be true:

                  (i) the representations and warranties contained in Article IV are correct on and as of such date, before and after giving effect to the extension of credit to be made hereunder on such date and the application of the proceeds therefrom, as though made on and as of such date;

                  (ii) no event has occurred and is continuing, or would result from such extension of credit or from the application of the proceeds therefrom, which constitutes an Event of Default or a Potential Default;

                  (iii) other than (A) the filing of the Cases and (B) the circumstances and conditions set forth in the Initial Projections, no Material Adverse Change has occurred; and

                  (iv) the making of such Advance or the issuance of such Letter of Credit does not violate any Requirements of Law and has not been enjoined, temporarily, preliminarily or permanently.

The delivery of a Notice of Borrowing, Swing Line Notice of Borrowing or LC Application and the acceptance by the Borrower of the proceeds of any Advance or of a Letter of Credit shall constitute a representation and warranty by the Borrower that, on the date such Advance is made or Letter of Credit is issued, the foregoing statements are true.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01. Representations and Warranties of the Loan Parties. The Borrower represents and warrants as to itself and as to each other Loan Party, and each other Loan Party represents and warrants as to such Loan Party, as follows:

         (a) Organization. Each Loan Party is a corporation or partnership duly organized, validly existing and in good standing (except where the failure of one or more Loan Parties, other than the Borrower, RoTech or Symphony, to be in good standing after the Closing Date could not reasonably be expected to result in a Material Adverse Change) under the laws of the jurisdiction in which it is organized and is duly qualified to do business as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary.

         (b) Power and Authority. Each Loan Party (i) has all the requisite corporate or partnership power and authority to carry on its business as now being conducted and as proposed to be conducted by it, (ii) has the legal right to own, pledge, mortgage and operate its properties and to lease the property it operates under lease and (iii) subject to the entry of the Orders, has all requisite power and authority to execute, deliver and perform each Loan Document to which it is a party and to take all action necessary to consummate the transactions contemplated under each Loan Document to which it is a party).

         (c) Due Authorization. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party have been duly authorized by all necessary action of its board of directors (or, in case of a partnership, of its governing authority).

         (d) Subsidiaries and Ownership of Capital Stock and Ownership Interests. Set forth in Part I of Schedule 4.01(d) hereto is a complete list, as of the Closing Date, of all direct and indirect Subsidiaries of the Borrower. Each Filing Subsidiary is a wholly-owned Subsidiary of the Borrower. Except as set forth in such schedules, no capital stock of or other equity, ownership or profit interest in any such Subsidiary is subject to issuance or sale under any warrant, option or purchase right, conversion or exchange right, call, commitment or claim of any right, title or interest therein or thereto. The outstanding capital stock of each such Subsidiary is duly authorized, validly issued, fully paid and nonassessable and is not "margin stock," as that term is defined in Regulations T, U and X of the Board of Governors of the Federal Reserve System.

         (e) Health Care Facilities. Set forth in Schedule 4.01(e) hereto is a complete list, as of the Closing Date, of each Health Care Facility owned, leased, managed or operated by the Borrower or any Subsidiary of the Borrower which is a skilled nursing facility, hospital, assisted living facility or retirement facility, and Schedule 4.01(e) hereto, as it may be so amended, specifically sets forth, with respect to each such Health Care Facility, whether such Health Care Facility is a leased facility or an owned facility.

         (f) Governmental Approval. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by each of the Loan Parties of any Loan Document to which it is or will be a party, except for those listed on
Schedule 4.01(f) hereto, each of which has been duly obtained or made and is in full force and effect.

         (g) Binding and Enforceable. Subject to the entry of the Orders, this Agreement is, and each other Loan Document to which any Loan Party is or will be a party is the legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms.

         (h) Government Regulation. No Loan Party is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940. No Loan Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Debt or to perform its obligations hereunder. The making of the Advances by the Lenders to the Borrower, the issuance of the Letters of Credit on behalf of the Borrower and the application of the proceeds and repayment thereof will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

         (i) Financial Information. The consolidated balance sheet of the Borrower and its Subsidiaries as at September 30, 1999 and their related income and cash flow statements for the period then ended, each other financial statement of the Borrower and its Subsidiaries delivered to the Lenders on or prior to the Closing Date, and each financial statement delivered to the Lenders pursuant to Section 6.01(c), as and when delivered to the Lenders fairly presents the consolidated financial condition of the Borrower and its Subsidiaries as at the date thereof and the consolidated results of their operations for the period then ended, all in accordance with GAAP consistently applied.

         (j) Material Adverse Change. Other than (i) the filing of the Cases and
(ii) the circumstances and conditions set forth in the Initial Projections, there has been no Material Adverse Change since September 30, 1999.

         (k)  Compliance.  Except as permitted  pursuant to Section  6.02(n) and
Section 6.02(p), each Loan Party is in compliance in all material respects with all material Requirements of Law.

         (l) Litigation. Other than the Cases, there is no pending or overtly threatened action or proceeding affecting any Loan Party before any court, governmental agency or arbitrator, which would, if adversely determined, result in a Material Adverse Change or which relates to or could reasonably be expected to affect the legality, validity or enforceability of any Loan Document.

         (m) No Conflict. Subject to the entry of the Orders, the execution, delivery and performance by each Loan Party of each of the Loan Documents to which it is a party do not and will not (i) conflict with, result in a breach of, or constitute (with or without notice or the lapse of time or both) a default under, any Contractual Obligation of any Loan Party or enforceable against it or any of its property or assets, except under immaterial agreements for supplies or services which are readily replaceable without any adverse effect on such Loan Party or its business, (ii) conflict with or contravene any Requirement of Law, (iii) contravene its Constituent Documents or (iv) require any approval of its stockholders (if applicable).

         (n) No Default. No event has occurred and is continuing which constitutes an Event of Default or a Potential Default.

         (o) Payment of Taxes. Each Loan Party has filed all federal income tax returns and all other material tax returns required to be filed by it and has paid all material taxes and assessments payable by it which have become due except to the extent being contested.

         (p) Margin Regulations. No proceeds of any Advance or Letter of Credit will be used for any purpose that requires any Lender to deliver or obtain any certification under, or to comply with any margin requirement or other provision of, Regulations T, U or X of the Board of Governors of the Federal Reserve System.

         (q) Conduct of Business. The Borrower is a holding company engaged primarily in the business of (i) holding stock of and claims against its Subsidiaries; (ii) managing and developing corporate opportunities related to the business of its Subsidiaries; (iii) administering and coordinating the overall operating business of its Subsidiaries and other investments permitted hereunder; (iv) obtaining of financing for the business of its Subsidiaries; and
(v) holding interests in and title to assets and property necessary or appropriate to conduct such business in the ordinary course. Each Subsidiary of the Borrower is either (i) inactive or (ii) engaged in the business of a Health Care Company, including making Investments in Subsidiaries or Persons that are Health Care Companies.

         (r) Health Care Permits.

                  (i)  Except as  permitted  pursuant  to  Section  6.01(k)  and
         Section 6.02(n), (A) each Loan Party now has, and except solely as a result of the filing of the Cases, has no reason to believe it will not be able to maintain in effect, all Health Care Permits necessary for the lawful conduct of its business or operations wherever now conducted and as planned to be conducted, including the ownership and operation of its Health Care Facilities, pursuant to all applicable laws and all requirements of Governmental Authorities having jurisdiction over such Loan Party or over any part of its operations; (B) all such Health Care Permits are in full force and effect and have not been amended or otherwise modified (except for modifications which do not constitute and cannot reasonably be expected to result in a Material Adverse Change), rescinded, revoked or assigned; (C) no Loan Party is in default in any material respect under, or in violation in any material respect of, any such Health Care Permit (and to the best knowledge of the Borrower, no event has occurred, and no condition exists, which, with the giving of notice or passage of time or both, would constitute a default thereunder or violation thereof) that has caused or could reasonably be expected to cause the loss of any such Health Care Permit; (D) neither the Borrower nor any other Loan Party has received any notice of any violation of applicable laws which has caused or could reasonably be expected to cause any such Health Care Permit to be modified, rescinded or revoked (except for modifications, rescissions or revocations not amounting to a Material Adverse Change); (E) to the best knowledge of the Borrower, no condition exists or event has occurred which could reasonably be expected to result in the suspension, revocation, impairment, forfeiture or non-renewal of any such Health Care Permit; and (F) the continuation, validity and effectiveness of all such Health Care Permits will not in any way be adversely affected by the transactions contemplated by this Agreement, except that the exercise by the Agent of its rights and remedies in respect of the Collateral may be subject to the licensing power of health care regulatory authorities.

                  (ii)  Except as  permitted  pursuant  to Section  6.01(k)  and
         Section 6.02(n), all Health Care Facilities owned, leased, managed or operated by any Loan Party are entitled to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs and in any similar state or local government-sponsored program, to the extent that such Loan Party has decided to participate in any such state or local program, and to receive reimbursement from private and commercial payers and health maintenance organizations to the extent applicable thereto.

         (s) Environmental Matters. Except as set forth in Schedule 4.01(s) hereto, as it may from time to time be amended by the Borrower, (i) no Material Environmental Claim is pending or, to the knowledge of the Borrower, overtly threatened against the Borrower or any of its Subsidiaries, or any property or assets currently owned or leased thereby, and (ii) to the knowledge of the Borrower, no Material Environmental Claim is pending or overtly threatened against any property or assets previously owned, leased or otherwise used by the Borrower or any of its Subsidiaries. Except in respect of matters that, in the aggregate, are not and cannot reasonably be expected to result in a Material Environmental Claim or a Material Adverse Change, (i) the operations of the Borrower and its Subsidiaries comply and have complied with all applicable Environmental Laws, (ii) no facts, circumstances or conditions exist that could reasonably be expected to result in the assertion of a Material Environmental Claim against the Borrower or its Subsidiaries or to prevent continued compliance by the Borrower and its Subsidiaries with Environmental Laws, and
(iii) to the knowledge of the Borrower, no material capital expenditures not disclosed on Schedule 4.01(s) are anticipated or necessary to achieve or maintain compliance with existing or promulgated, but not yet effective, Environmental Laws.

         (t) ERISA Compliance.

                  (i) Except as set forth on Schedule 4.01(t), each Pension Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable Federal or state law.

                  (ii) Each Pension Plan which is intended to be tax-qualified under Section 401(a) of the Code has been determined by the IRS to qualify under Section 401 of the Code, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the Code, and to the best knowledge of the Borrower nothing has occurred which would cause the loss of such qualification or tax-exempt status.

                  (iii) Except as set forth in Schedule 4.01(t) hereto, (A) none of the Pension Plans has any material Unfunded Pension Liability as to which the Borrower or any ERISA Affiliate is or may be liable; (B) neither the Borrower nor any ERISA Affiliate has nor reasonably expects to incur any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such material liability) under Section 4201 or 4243 of ERISA with respect to any Multiemployer Plan; and (C) other than the Cases, no ERISA Event has occurred or, to the best knowledge of the Borrower, is reasonably expected to occur.

                  (iv) Neither the Borrower nor any ERISA Affiliate has engaged, directly or indirectly, in a prohibited transaction (as defined in Section 4975 of the Code or Section 406 of

         ERISA) for which no statutory or administrative exemption is applicable in connection with any Plan the consequences of which, in the aggregate, constitute or can reasonably be expected to result in a Material Adverse Change.

         (u) Title to Assets. Each Loan Party has title, as of the date of each of its financial statements delivered hereunder, to all of its material assets reflected therein, except assets leased to it under a Capital Lease, free and clear of all Liens except Permitted Liens.

         (v) Loan Documents. On and after the Closing Date, the provisions of the Loan Documents and the Orders are effective to create in favor of the Agent, for the benefit of the Secured Parties, legal, valid and perfected Liens on and security interests (having the priority provided for herein) in all right, title and interest in the Collateral, enforceable against each Loan Party that owns an interest in such Collateral.

         (w) Security. Pursuant to subsections 364(c)(2) and (3) of the Bankruptcy Code and the Orders, all amounts owing by the Borrower under the Facility and by the Guarantors in respect thereof (including, without limitation, any exposure of a Lender or any of its affiliates in respect of cash management or hedging transactions incurred on behalf of the Borrower or any Guarantor) will be secured by a first priority perfected Lien on the Collateral, subject only to (i) valid, perfected, nonavoidable and enforceable Liens existing as of the Petition Date and (ii) the Carve-Out.

         (x) Priority. Pursuant to section 364(c) of the Bankruptcy Code and the Orders, all Obligations and all Obligations of the Guarantors in respect thereof (including, without limitation, any exposure of a Lender in respect of cash management or hedging transactions incurred on behalf of the Borrower or any Guarantor) at all times will constitute allowed super-priority administrative expense claims in each of the Cases having priority over all administrative expenses of the kind specified in sections 503(b) or 507(b) of the Bankruptcy Code, subject only to the Carve-Out.

         (y) Orders. The Orders and the transactions contemplated hereby and thereby, are in full force and effect and have not been vacated, reversed, modified, amended or stayed without the prior written consent of the Agent.

         (z) Accounts Receivable Each Account is genuine and in all respects what it purports to be, and is not evidenced by a judgment. Each Account arises from an actual and bona fide sale and delivery of goods or rendition of Medical Services to customers, made by a Loan Party in the ordinary course of its business, in accordance with the terms and conditions of all purchase orders, contracts, certifications, participations, certificates of need or other documents relating thereto and forming a part of the contract between the relevant Loan Party and Account Debtor. Each Account covers the sale or the rendition of services that gave rise to the Account and each invoice relating to the Account and such services has been forwarded to the relevant Account Debtor for payment in accordance with applicable laws and in compliance and conformity with any and all requisite procedures, requirements and regulations governing payment by such Account Debtor with respect to such Account, and all Medicare Accounts and Medicaid Accounts are properly payable directly to a Loan Party in the amount stated as the balance of such Account. The invoices evidencing the Accounts are in the name of the Loan Party to which such Account is owed and are available to the Agent. The customers of the Loan Parties have accepted the goods or Medical Services the sale or rendition of which gave rise to the Accounts, owe and are obligated to pay the full amounts stated in the related invoices according to their terms. There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the claim or invoice and statements related thereto. None of the Loan Parties has knowledge of information that would lead it to believe that any of the following statements is incorrect: (1) the Account Debtor under each Account had the capacity to contract at the time any contract or other document giving rise to such Account was executed; and (2) there are no proceedings or actions known to the Borrower which are threatened or pending against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of any Account owing by such Account Debtor.

         (aa) Year 2000 Compliance. The Loan Parties are Year 2000 Compliant in all material respects.

         (bb) Full Disclosure. The information prepared or furnished by or on behalf of the Borrower or any Loan Party in connection with this Agreement or the consummation of the transactions contemplated hereby taken as a whole does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein not misleading. All facts known to the Borrower which are material to any understanding of the financial condition, business, properties or prospects of the Borrower and its Subsidiaries taken as one enterprise have been disclosed to the Lenders.

         (cc) Liens.As of the date hereof, there are no existing Liens on any assets of the Loan Parties other than Permitted Liens and there are no existing Liens on any material portion of the Accounts of any Loan Party.

         (dd) Debt. As of the date hereof, there is no Debt of the Borrower or any of its Subsidiaries other than Debt permitted by Section 6.02(d).

         (ee) Depositary Banks. Schedule 1.01 sets forth a complete list as of the Closing Date of each bank or financial institution at which any Loan Party maintains any depositary account.

                                   ARTICLE V

                       FINANCIAL COVENANTS OF THE BORROWER

         SECTION 5.01. Financial Covenants. So long as any Obligation remains unpaid, any Letter of Credit remains outstanding or any Lender is obligated to extend credit hereunder, unless the Requisite Lenders otherwise consent in writing the Borrower will:

         (a) Minimum Adjusted EBITDA. Have during any period set forth below Adjusted EBITDA for such period in an amount not less than the amount set forth opposite such period:

                  For the period beginning
                  on January 1, 2000                 Minimum Cumulative
                  and ending on:                     Adjusted EBITDA

                  March 31, 2000                     $45,000,000
                  June 30, 2000                      $90,000,000
                  September 30, 2000                 $145,000,000
                  December 31, 2000                  $200,000,000

                  For the period beginning
                  on January 1, 2001                 Minimum Cumulative
                  and ending on:                     Adjusted EBITDA

                  March 31, 2001                     $52,500,000

                  June 30, 2001                      $105,000,000
                  September 30, 2001                 $157,500,000
                  December 31, 2001                  $210,000,000

         (b) Maximum Capital Expenditures. The Borrower will not permit Capital Expenditures to be made or incurred during any period set forth below in excess of the amount set forth opposite such period:

                  For the period beginning
                  on January 1, 2000                 Maximum Cumulative
                  and ending on:                     Capital Expenditures

                  March 31, 2000                     $37,500,000
                  June 30, 2000                      $75,000,000
                  September 30, 2000                 $112,500,000
                  December 31, 2000                  $150,000,000

                  For the period beginning
                  on January 1, 2001                 Maximum Cumulative
                  and ending on:                     Capital Expenditures

                  March 31, 2001                     $37,500,000
                  June 30, 2001                      $75,000,000
                  September 30, 2001                 $112,500,000
                  December 31, 2001                  $150,000,000



                                   ARTICLE VI

                            COVENANTS OF THE BORROWER

         SECTION 6.01. Affirmative Covenants. So long as any Obligation remains unpaid, any Letter of Credit remains outstanding or any Lender is obligated to extend credit hereunder, unless the Requisite Lenders otherwise consent in writing, the Loan Parties will, and will cause their respective Subsidiaries to:

         (a) Compliance with Laws. Comply in all material respects with all Requirements of Law.

         (b) Inspection of Property and Books and Records. (i) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving its assets and business, and (ii) permit representatives of the Agent or any Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at the expense of the Borrower, in the case of visits or inspections by the Agent and, if an Event of Default is then continuing, by any Lender, and at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable advance notice to the Borrower, except that when an Event of Default exists the Agent or any Lender may take any such action at any time during business hours and on same-day notice.

         (c) Reporting Requirements. Furnish to the Lenders, all in form and substance satisfactory to the Agent:

                  (i) within 40 days after the end of each fiscal month in each Fiscal Year (other than the third month in each Quarter), financial information regarding the Borrower and its Subsidiaries consisting of consolidated unaudited balance sheets as of the close of such month and the related statements of income and cash flow for such month and that portion of the current Fiscal Year ending as of the close of such month (including separate balance sheets and income statements by business line), setting forth in comparative form the figures contained in the Initial Projections and the Business Plan, as applicable, for the current Fiscal Year, in each case certified by an Authorized Officer of the Borrower as fairly presenting the consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

                  (ii) within 55 days after the end of each of the first three Quarters of each Fiscal Year, financial information regarding the Borrower and its Subsidiaries consisting of consolidated unaudited balance sheets as of the close of such Quarter and the related statements of income and cash flow for such Quarter and that portion of the Fiscal Year ending as of the close of such Quarter (including separate balance sheets and income statements by business line), setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Initial
         Projections and the Business Plan, as applicable, for the current Fiscal Year, in each case certified by an Authorized Officer of the Borrower as fairly presenting the consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

                  (iii) within 100 days after the end of each Fiscal Year, financial information regarding the Borrower and its Subsidiaries consisting of consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such year and related statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, all prepared in conformity with GAAP and certified, in the case of such consolidated financial statements, without qualification as to the scope of the audit by KPMG LLP or other independent public accountants acceptable to the Administrative Agent, together with the report of such accounting firm stating that (A) such financial statements fairly present the consolidated financial position of the Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which such independent certified public accountants shall concur and which shall have been disclosed in the notes to the financial statements), and (B) the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and accompanied by a certificate stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries such accounting firm has obtained no knowledge that an Event of Default in respect of the financial covenants contained in Article V has occurred and is continuing, or, if in the opinion of such accounting firm, a Potential Default or Event of Default has occurred and is continuing in respect of such financial covenants, a statement as to the nature thereof.

                  (iv) together with each delivery of any financial statement pursuant to clauses (ii) and (iii) of this Section 6.01(c), a certificate of an Authorized Officer of the Borrower in substantially the form of Exhibit E-1 (A) demonstrating compliance with each of the financial covenants contained in Article V and (B) stating that no Potential Default or Event of Default has occurred and is continuing or, if a Potential Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action which the Borrower proposes to take with respect thereto.

                  (v) no later than July 31, 2000, the Business Plan (including updated Projections for the balance of the Facility);

                  (vi) promptly after the filing thereof, copies of all reports on Form 10-K, 10-Q or 8-K and all other documents filed with the Securities and Exchange Commission or any national securities exchange;

                  (vii) notice when, but in no event later than ten days after, it becomes aware of any pending or threatened Material Environmental Claim or the presence of any Hazardous Material in, on or under any of its property that is likely to prohibit or restrict materially the occupancy, transferability or use of such property under any Environmental Laws or result in a Material Environmental Claim;

                  (viii) notice upon, but in no event later than ten days after, the occurrence of any ERISA Event affecting the Borrower or any ERISA Affiliate, together with (A) a copy of any notice with respect to such ERISA Event that may be required to be filed with the PBGC and (B) any notice delivered by the PBGC to the Borrower or any ERISA Affiliate with respect to such ERISA Event;

                  (ix) As soon as practicable, and in any event within five Business Days after any executive officer of any Loan Party has actual knowledge of the existence of any Potential Default, Event of Default or other event which has resulted in a Material Adverse Change or which has any reasonable likelihood of causing or resulting in a Material Adverse Change, the Borrower shall give the Agent notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day;

                  (x) as soon as possible, and in any event within five Business Days (A) after becoming aware thereof, notice of the occurrence of any event that is or would (with the passage of time, notice or both) be a default under or a violation of any Health Care Permit necessary for the lawful conduct of the business or operations of any Loan Party, including the ownership and operation of its Health Care Facilities;
         (B) after receipt thereof, any notice of any violation of applicable laws that causes or could reasonably be expected to cause any such Health Care Permit to be materially modified, rescinded or revoked; and
         (C) after becoming aware thereof, notice of the occurrence of any event that constitutes or can reasonably be expected to result in a Material Adverse Change;

                  (xi) as soon as possible, but in no event later than ten days after becoming aware thereof, notice of any contingent liabilities of the Borrower or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Change;

                  (xii) within five days after the end of each fiscal month of the Borrower, the Borrowing Base Certificate, together with all appropriate supporting data pursuant to such Borrowing Base Certificate; provided, that if the Available Credit shall be less than $100,000,000, such Borrowing Base Certificate shall be delivered within two days after the end of each Calendar Week of the Borrower;

                  (xiii) within five days after the end of each fiscal month of the Borrower, average RUG rate and other payor rates for such fiscal month;

                  (xiv) within three days after the end of each Calendar Week of the Borrower, (A) rolling 13-week cash flow forecast, (B) facility census by payor for such week; provided, that the delivery of such census required pursuant to this clause (B) shall commence thirty days after the Closing Date, (C) PIP collections in total for such week, (D) Medicaid collections wired to the Borrower's corporate office during such week, (E) daily collections compared to the Initial Projections and the Business Plan, as applicable, for such week and (F) consolidated facility occupancy rate for such week;

                  (xv) promptly after the commencement thereof, written notice of the commencement of all actions, suits and proceedings before any domestic or foreign Governmental Authority or arbitrator, affecting the Borrower or any of its Subsidiaries, which in the reasonable judgment of the Borrower, expose the Borrower or any such Subsidiary to liability in an amount aggregating $1,000,000 or more or which, if adversely determined, could reasonably be expected to result in having a Material Adverse Change.

                  (xvi) promptly after the sending or filing thereof, copies of all material notices, certificates or reports delivered pursuant to the Existing Agreement;

                  (xvii) as soon as available, all schedules of assets and liabilities, all statements of financial affairs, all operating reports, all claims registers and all other pleadings, in each case filed in the Cases by or on behalf of any Loan Party; and

                  (xviii) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Agent (on behalf of itself or any Lender) from time to time may reasonably request.

         (d) Preservation of Corporate Existence, Etc. Subject to Section 6.02(k), (i) preserve and maintain in full force and effect its corporate or partnership existence and good standing under the laws of its State or jurisdiction of incorporation or organization and all rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business (provided, that the failure at any one time to maintain Health Care Permits with respect to any seven Health Care Facilities owned or leased by any one or more Filing Subsidiaries shall not constitute a failure to comply with this Section 6.02(d)(i)), (ii) conduct its business consistent with past practice, (iii) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others doing business with it, and (iv) preserve or renew all of its registered trademarks, trade names, patents, permits, material licenses, service marks and other intellectual property, the non-preservation of which constitutes or could reasonably be expected to result in a Material Adverse Change.

         (e) Maintenance of Property. Except as otherwise required by the Bankruptcy Code, maintain and preserve all its property which is necessary for use in its business in good working order and condition, except ordinary wear and tear and except as permitted under Section 6.02(b), and use the standard of care typical in the industry in the operation of the Health Care Facilities.

         (f) Bankruptcy Court. Use its best efforts to obtain the approval of the Bankruptcy Court of this Agreement and the other Loan Documents and deliver to the Agent and the Agent's counsel all material pleadings, motions and other documents filed on behalf of the Loan Parties with the Bankruptcy Court.

         (g) Insurance. Maintain insurance with financially sound and reputable insurers with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including workers' compensation insurance, public liability and property and casualty insurance, except that the Borrower shall be permitted to maintain self insurance with respect to health care benefits provided to employees and with respect to workers' compensation insurance so long as the Borrower also maintains, with financially sound and reputable insurers, stop loss insurance of the type and in amounts customarily maintained by Persons engaged in the same or similar business as are customarily carried under similar circumstances by such other Persons. Upon request of the Agent, the Borrower shall furnish the Agent, with copies for each Lender, at reasonable intervals (but not more than once per calendar year), a certificate of an Authorized Officer (and, if requested by the Agent, any insurance broker of the Borrower) setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section 6.01(g) (and which, in the case of a certificate of a broker, was placed through such broker).

         (h) Cash Management

                  (i) The Loan Parties shall maintain a cash management system acceptable to the Agent including one or more lockboxes, which cash management system shall provide for all funds received by any Loan Party to be deposited in a Collection Account covered by a Blocked Account Letter, the Citibank Concentration Account or into a bank account the deposits in which are swept into a Collection Account or the Citibank Concentration Account a periodic basis (no less frequently than bi-weekly).

                  (ii) Within 45 days of the Closing Date (or by such later date as the Borrower may request in writing and the Agent may agree), the Borrower shall deliver to the Agent the Blocked Account Letters, duly executed by all of the applicable Collection Account Banks, the Borrower and the appropriate Loan Party;

                  (iii) Notwithstanding anything to the contrary contained in this Section 6.01(h), to the extent that at the close of any Business Day (x) cash and Cash Equivalents of any Loan Party held in any Collection Account or other cash deposit account exceeds $10,000,000, or (y) cash and Cash Equivalents of all Loan Parties held in all Collection Accounts and cash deposit accounts exceeds $50,000,000 in the aggregate, such excess , in the case of clause (x) or (y) shall be transferred to the Citibank Concentration Account on the following
         Business  Day.  All  funds on  deposit  in the  Citibank  Concentration
         Account   shall  be  applied  in  the  manner   specified   in  Section
         2.11(b)(iii).

                  (iv) If at any time prior to the Termination Date no Event of Default or Potential Default has occurred and is continuing and the amount on deposit in the Citibank Collateral Account exceeds the amount of cash collateral required to be deposited in respect of the then LC Exposure pursuant to Section 2.06(b) or (c) or otherwise pursuant to
         Section 2.11(b)(ii) or (iii), the Agent shall, if so directed in writing by the Borrower, cause such deposit to be released to the Borrower to the extent, but only to the extent, such deposit exceeds the sum of (A) 105% of the then LC Exposure required to be cash collateralized pursuant to Section 2.06(b) or (c) and (B) the amount of cash collateral required to be deposited in the Citibank Collateral Account pursuant to Section 2.11(b)(ii) or (iii).

                  (v) As long as no Event of Default has occurred and is continuing, the Agent shall, upon the request of the Borrower, use all funds on deposit in the Citibank Collateral Account to make Investments in Cash Equivalents selected by the Borrower.



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

         (i) Environmental Laws. Except as otherwise required by the Bankruptcy Code or by a Final Order of the Bankruptcy Court, conduct its operations and keep and maintain its property in compliance in all material respects with all applicable Environmental Laws and Environmental Permits; and prepare at the Borrower's sole cost and expense and deliver to the Agent and the Lenders such updates as the Agent or the Requisite Lenders may reasonably request relating to any Material Environmental Claim.

         (j) Use of Proceeds. Use the proceeds of the Advances solely (i) to fund post-petition operating expenses of the Loan Parties incurred in the ordinary course of business, (ii) to pay certain other costs and expenses of administration of the Cases to be specified in writing to the Agent (including by notice of application for Orders), (iii) for working capital, capital expenditures and other general corporate purposes of the Loan Parties not in contravention of any Requirement of Law or the Loan Documents and (iv) as long as no Potential Default or Event of Default has occurred and is continuing, to pay certain Permitted Prepetition Claim Payments. The Borrower shall use the entire amount of the proceeds of each Advance in accordance with this Section 6.01(j); provided, however, that nothing herein shall in any way prejudice or prevent the Agent or the Lenders from objecting, for any reason, to any requests, motions or applications made in the Bankruptcy Court, including any applications for interim or final allowances of compensation for services rendered or reimbursement of expenses incurred under section 105(a), 330 or 331 of the Bankruptcy Code, by any party in interest, and provided, further, that the Borrower shall not use the proceeds from any Advances for any purpose that is prohibited under the Bankruptcy Code.

         (k) Health Care Permits and Approvals. Take all action necessary (i) to maintain in full force and effect all Health Care Permits necessary for the lawful conduct of its business or operations wherever now conducted and as planned to be conducted, including the ownership and operation of its Health Care Facilities, pursuant to all applicable laws and all requirements of Governmental Authorities having jurisdiction over it or any part of its operations; and (ii) ensure that all Health Care Facilities owned or leased by it are entitled to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs, and any similar state or local government-sponsored program to the extent that it has decided to participate in any such state or local program, and to receive reimbursement from private and commercial payers and health maintenance organizations to the extent applicable thereto; provided, that the failure at any one time to maintain Health Care Permits with respect to any seven Health Care Facilities owned or leased by any one or more Filing Subsidiaries shall not constitute a failure to comply with this Section 6.01(k).

         (l) Further Assurances.

                  (i) Promptly and in no event later than five Business Days after becoming aware thereof, notify the Lenders if any written information, exhibits and reports furnished to the Lenders contain any untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and correct any defect or error that may be discovered therein or in the execution, acknowledgement or recordation of any Loan Document.

                  (ii) Promptly upon request by the Agent or the Requisite Lenders, execute, deliver, acknowledge, file, re-file, register and re-register any and all such further acts, security agreements, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances, Federal Reserve Forms U-1 or G-3 or similar forms and other instruments as the Agent or the Requisite Lenders may reasonably require from time to time in order (A) to carry out more effectively the purposes of this Agreement or any other Loan Document, (B) to subject to the Liens created by any of the

         Loan Documents and the Orders any of the properties, rights or interests described in or intended to be covered by any Loan Document,
         (C) to establish and maintain the validity, effectiveness, perfection and priority of any Loan Document or any Liens intended to be created thereby, or (D) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and the Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other instrument executed in connection therewith.

         (m) Delivery of Promissory Note. If requested by any Lender, execute and deliver a promissory note, in substantially the form of Exhibit A, payable to the order of such Lender in a principal amount equal to such Lender's Commitment, duly executed by the Borrower.

         (n) Licensure; Medicaid/Medicare Cost Reports. If required by applicable law or any Governmental Authority, properly file all Medicaid/Medicare cost reports; and maintain all certificates of need, provider numbers and licenses that are necessary to conduct such Loan Party's business as currently conducted, and take any steps required to comply with any such new or additional requirements that may be imposed on providers of medical products and Medical Services.

         SECTION 6.02. Negative Covenants. So long as any Obligation remains unpaid, any Letter of Credit remains outstanding or any Lender is obligated to extend credit hereunder, without the written consent of the Requisite Lenders, neither the Borrower nor any other Loan Party will, and the Borrower will not cause or permit any of its Subsidiaries to:

         (a) Liens. Directly or indirectly make, create, incur, permit, assume or suffer to exist any Lien upon or with respect to any part of its properties or assets, whether now owned or hereafter acquired, or become or remain bound by any agreement to do so or assign any right to receive income, except:

                  (i) any Lien  existing on the Closing  Date and  described  in
         Schedule 6.02(d) hereto;

                  (ii) any Lien created under any Loan Document;

                  (iii) any Lien for the payment of taxes, fees, assessments or other governmental charges which are not delinquent and remain payable without penalty or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

                  (iv) any carriers', warehousemen's, mechanics', landlords', or materialmen's, or other similar Lien imposed by law arising in the ordinary course of business which is not delinquent or remains payable without penalty or which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

                  (v) any Lien (other than a Lien  imposed by ERISA) on deposits
         required  by  law  pursuant  to  worker's  compensation,   unemployment
         insurance and other social security benefits;

                  (vi) any easement, right-of-way, restriction and other similar encumbrance with respect to Real Property incurred in the ordinary course of business which does not materially detract from the value of such Real Property or interfere with the ordinary conduct of the business conducted and proposed to be conducted at such Real Property; and

                  (vii) purchase money Liens granted by the Borrower or any Subsidiary of the Borrower (including the interest of a lessor under a Capital Lease and Liens to which any property is subject at the time of the Borrower's or such Subsidiary's acquisition thereof) securing Debt permitted under Section 6.01(d)(iii)and limited in each case to the property purchased with the proceeds of such purchase money Indebtedness or subject to such Capital Lease.

         (b) Disposition of Assets. Engage in any Asset Sale or otherwise directly or indirectly sell, assign, lease, convey, transfer or otherwise dispose of all or any portion of its assets, business or property (including, without limitation, in connection with a sale and leaseback transaction or the sale or factoring at maturity or collection of any accounts) or any interest therein, or agree to do any of the foregoing, except:

                  (i) the disposition of inventory or used, worn-out or surplus property or equipment in the ordinary course of business;

                  (ii) the sale of equipment in the ordinary course of business for credit against the purchase price of similar replacement equipment or if the proceeds of the sale are reasonably promptly applied to the purchase price of similar replacement equipment; and

                  (iii) any other Asset Sale (other than any Asset Sale of any of the Stock of RoTech or all or substantially all of the assets, of RoTech) made for fair market value; so long as (A) the sum of the aggregate consideration received pursuant to such Asset Sale plus the aggregate consideration received pursuant to all such other Asset Sales in any Fiscal Year is less than $10,000,000, (B) the consideration received in such Asset Sale is solely in cash, and (C) at the time of or after giving effect to such Asset Sale, no Event of Default or Potential Default exists;

provided, however, that the foregoing limitations are not intended to prevent the Borrower from rejecting unexpired leases or executory contracts pursuant to section 365 of the Bankruptcy Code in connection with the Cases.

         (c) Investments. Directly or indirectly make, acquire, carry or maintain any Investment, or become or remain bound by any agreement to make, acquire, carry or maintain any Investment, except:

                  (i) Investments in cash and Cash Equivalents;

                  (ii) Investments in accounts or notes receivable or other claims arising from the sale or lease of goods or services in the ordinary course of business;

                  (iii)  Investments  held on the Closing Date and  described in
         Schedule 6.02(c) hereto; and

                  (iv) Investments by (A) the Borrower in any Guarantor, or by any Guarantor in the Borrower or any other Guarantor, (B) a Subsidiary that is not a Guarantor in the Borrower or any other Subsidiary, (C) the Borrower or any Guarantor in a Subsidiary that is not a Guarantor; provided, however, that the aggregate outstanding amount of such Investments pursuant to this clause (iv)(C) shall not exceed $20,000,000 at any time; provided further, however, that no such Investments shall be made in Monarch Properties LP, Lyric Health Care LLC or any of their respective Subsidiaries.

         (d) Limitation on Debt. Directly or indirectly create, incur, assume, guarantee or suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Debt, except:

                  (i) the Obligations;

                  (ii)  Debt  existing  on the  Closing  Date and  described  in
         Schedule 6.02(d);

                  (iii) obligations in respect of Capital Leases and purchase money Debt incurred by the Borrower or its Subsidiaries to finance the acquisition of fixed assets in the ordinary course of business in an aggregate outstanding principal amount not to exceed $25,000,000 at any time; provided, however, that the Capital Expenditure related thereto is otherwise permitted by Section 5.01(b); and

                  (iv) Debt arising from intercompany loans (A) from the Borrower to any Guarantor or from any Guarantor to the Borrower or any other Guarantor and (B) from the Borrower or any Guarantor to any Subsidiary of the Borrower that is not a Guarantor; provided, however, that the Investment in the intercompany loan to such Subsidiary is permitted under Section 6.02(c)(iv).

         (e) Transactions with Affiliates. Enter or agree to enter into any transaction with any Affiliate of the Borrower or of any Subsidiary of the Borrower except (i) under the Loan Documents, (ii) in the ordinary course of business and pursuant to the reasonable requirements of the business of the Borrower or such Subsidiary and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Subsidiary; provided, that if such Affiliate is not a Subsidiary of the Borrower, the Borrower or such Loan Party shall give written notice of any such transaction to the Agent and the Lenders and such transaction shall be subject to the approval of the Requisite Lenders or (iii) salaries and other employee compensation to officers or directors of the Borrower or any of its Subsidiaries commensurate with current compensation levels or as part of an employee retention or incentive program approved by the Bankruptcy Court.

         (f) Accommodation Obligations. Create, incur, assume or suffer to exist any Accommodation Obligations except:

                  (i) endorsements of checks for collection or deposit in the ordinary course of business;

                  (ii)  Accommodation   Obligations  of  the  Borrower  and  its
         Subsidiaries existing as of the Closing Date and described in Schedule 6.02(f) hereto; and

                  (iii) the Obligations.

         (g) Leases of Health Care Facilities. Enter into or become obligated as lessee under any lease of a Health Care Facility, whether or not it is a Capital Lease, unless (i) the lease is free from provisions pursuant to which the lease is violated or put into default by reason of any breach, default or event of default under any indenture or agreement governing any Debt of, or other lease binding on, the Borrower or any of its other Subsidiaries, except another lease entered into by the same lessor or by one of its Affiliates, (ii) the lease permits the Borrower and such Subsidiary to comply with this Section 6.01(g) and does not include any provision that is or would be violated or put in default by reason of such compliance or by reason of the enforcement of the claims and Liens of the Agent and Lenders arising from such compliance, and (iii) the lease is free from provisions pursuant to which the lease is or would be violated or put into default, or any prepayment would be required, by reason of any change in control of the Borrower or such Subsidiary except, if required by the lessor despite best efforts by the Borrower to the contrary, a right to consent to a change of ownership of such Subsidiary if such consent may not unreasonably be withheld.

         (h) Subsidiaries. Directly or indirectly, by operation of law or otherwise, form or acquire any Subsidiary.

         (i) Restricted Payments. Directly or indirectly (A) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or any other equity, ownership or profit interests; (B) purchase, redeem or otherwise acquire for value any shares of any class of capital stock of, or other equity, ownership or profit interests in, the Borrower or any of its Subsidiaries or any warrants, rights or options to acquire any such shares or interests, now or hereafter outstanding; (C) enter into any agreement restricting the ability of any Subsidiary of the Borrower to declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities to its stockholders; (D) except in respect of Permitted Prepetition Claim Payments, agree to or permit any amendment or modification of, or change in, any of the terms of prepetition Debt; or (E) except in respect of Permitted Prepetition Claim Payments, pay, prepay, redeem, or purchase or otherwise acquire any prepetition Debt, or make any deposit to provide for the payment of any prepetition Debt, or exchange any prepetition Debt, or otherwise make any payment (as adequate protection or otherwise) on account of any Claim arising or deemed to have arisen prior to the Petition Date, or give any notice in respect thereof.

         (j) Capital Structure/Modification of Constituent Documents. Change its capital structure (including the terms of its outstanding Stock) or otherwise amend its Constituent Documents, except for changes and amendments which do not materially affect the rights and privileges of any Loan Party, or the interests of the Agent and the Lenders under the Loan Documents or in the Collateral.

         (k) Mergers, Etc. Merge or consolidate with or into or enter into any agreement to merge or consolidate with or into any Person except that a wholly-owned Subsidiary of the Borrower may engage in a merger or consolidation with any one or more other wholly-owned Subsidiaries of the Borrower if the surviving corporation is a wholly-owned Subsidiary of the Borrower and is a Guarantor.

         (l) Conduct of Business. Engage in any business other than the businesses of the Loan Parties described in Section 4.01(q) and any business or activity substantially similar thereto.

         (m) Compliance with ERISA. Directly or indirectly (or permit any ERISA Affiliate directly or indirectly to) (i) terminate any Plan subject to Title IV of ERISA so as to result in liability to the Borrower or any ERISA Affiliate in excess of $2,000,000; (ii) permit any ERISA Event to exist; (iii) make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multiemployer Plan so as to result in liability to the Borrower or any ERISA Affiliate in excess of $2,000,000; or (iv) permit the total Unfunded Pension Liabilities (using the actuarial assumptions utilized by the PBGC) for all Pension Plans (other than Pension Plans which have no Unfunded Pension Liabilities) to exceed $2,000,000.

         (n) Health Care Permits and Approvals. Engage in any activity that (i) is or could reasonably be expected to result in a material default under or violation of any Health Care Permit necessary for the lawful conduct of its business or operations or (ii) causes or could reasonably be expected to cause the loss by any Health Care Company or Health Care Facility owned, leased, managed or operated by it of the right to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs, and any similar state or local government-sponsored program to the extent that it has decided to participate in any such state or local program, or to receive reimbursement from private and commercial payers and health maintenance organizations to the extent applicable thereto; provided, that the failure at any one time to maintain Health Care Permits with respect to any seven Health Care Facilities owned or leased by any Filing Subsidiary shall not constitute a failure to comply with this Section 6.02(n).

         (o) Payment Restrictions Affecting Subsidiaries. Cause, permit or suffer any Subsidiary to become or remain subject to any Contractual Obligation that in any manner limits or restricts its right to pay dividends or make distributions, whether in cash or in property, to its stockholders or to make loans or sell assets to the Borrower or any of its Subsidiaries or to enter into any other lawful transaction with the Borrower or any of its Subsidiaries, except limitations and restrictions set forth in this Agreement or the other Loan Documents.

         (p) The Orders. Make or permit to be made any change, amendment or modification, or any application or motion for any change, amendment or modification, to either Order without the prior written consent of the Requisite Lenders.

         (q) Application to Bankruptcy Court. Apply to the Bankruptcy Court for the authority to take any action that is prohibited by or inconsistent with the terms of this Agreement or any of the other Loan Documents or refrain from taking any action that is required to be taken by the terms of this Agreement or any of the other Loan Documents.

         (r) Ownership. Make or permit to be made any change in the ownership or control of any Guarantor.

         (s) Accounting Changes; Fiscal Year. Change its (i) accounting treatment and reporting practices or tax reporting treatment, except as required by GAAP or any Requirement of Law and disclosed to the Lenders and the Agent or
(ii) Fiscal Year.

         (t) Cancellation of Indebtedness Owed to It. Cancel any Claim or Debt owed to it except (i) in the ordinary course of business consistent with past practice or (ii) as otherwise approved by the Bankruptcy Court.

         (u) No Speculative Transactions. Engage in any speculative transaction or in any transaction involving Hedging Contracts, except for the sole purpose of hedging in the normal course of the Loan Parties' businesses and consistent with industry practices.

         (v) Chapter 11 Claims. Incur, create, assume, suffer to exist or permit any administrative expense, unsecured claim, or other super-priority claim or lien which is pari passu with or senior to the claims of the Secured Parties against the Loan Parties hereunder, or apply to the Bankruptcy Court for authority to do so, except for the Carve-Out.

         (w) Cash Management. Make any change in the system or method by which all funds held in the lockboxes and cash collection accounts of the Loan Parties are transferred on a timely basis from such lockboxes and cash collection accounts into the Collection Accounts or the Citibank Concentration Account, without the prior written consent of the Agent, or otherwise provide for any such funds to be transferred to any other deposit or collection account other than the Collection Accounts, the Citibank Collateral Account or the Citibank Concentration Account.

         (x) Environmental Allow a Release of any Contaminant in violation of any Environmental Law; provided, however, that any Loan Party shall not be deemed in violation of this Section 6.02(x) if, as the consequence of all such Releases, such Loan Party would not incur Environmental Liabilities and Costs in excess of $5,000,000 in the aggregate.

                                  ARTICLE VII

                                EVENTS OF DEFAULT

         SECTION 7.01. Events of Default. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

         (a) Non-Payment of Principal or Interest. The Borrower fails to pay when due (i) any principal of any Advance, (ii) any Funded LC Exposure, (iii) any interest payable under Section 2.07 or (iv) any additional interest payable under Section 2.08; or

         (b) Non-Payment of Fees. The Borrower fails to pay when due , any fee payable under Section 2.04 or any other Obligation owing hereunder or under any Loan Document and such failure continues for three Business Days; or

         (c) Representations and Warranties. Any representation or warranty made by any Loan Party under or in connection with any Loan Document proves to have been incorrect in any material respect when made or deemed made; or

         (d) Covenants. The Borrower or any other Loan Party fails to perform or observe any term, covenant or agreement set forth in Section 5.01, Section 6.01(b), (c), (d), (h) or (j) or Section 6.02; or

         (e) Other Covenants. The Borrower or any other Loan Party fails to perform or observe any term, covenant or agreement contained in this Agreement or any other Loan Document (other than those specifically referred to in subsections (a), (b), (c) and (d) of this Section 7.01) and such failure continues for 30 days; or

         (f) Leases. (i) Any Loan Party (A) fails to make any payment within the period required under any Material Lease, and such failure continues for longer than the period of grace, if any, specified for such failure in such Material Lease, or (B) fails to perform or observe any other term, covenant or agreement that (a) is contained in any Material Lease and (b) requires the payment of money or can be performed or observed by the payment of money, and such failure continues for longer than the period of grace, if any, specified for such failure in such Material Lease; or (ii) any Material Lease is terminated as a result of any failure by any Loan Party to perform or observe any term, covenant or agreement contained therein; or

         (g) Judgments. Any judgment or order for the payment of money is rendered against any of the Loan Parties or any of their Subsidiaries in an amount in excess of $500,000 for any single judgment or order or in excess of $1,000,000 for all such judgments or orders and either (i) enforcement proceedings are commenced by any creditor upon such judgment or order and are not stayed, or (ii) there is any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or

         (h) Loan Documents. (x) The Loan Documents and the Orders shall, for any reason, cease to create a valid Lien on any of the Collateral purported to be covered thereby or such Lien shall cease to be a perfected Lien having the priority provided herein pursuant to section 364 of the Bankruptcy Code against each Loan Party, or any Loan Party shall so allege in any pleading filed in any court or

                  (y) Any material provision of any Loan Document shall, for any reason, cease to be valid and binding on each Loan Party party thereto or any Loan Party shall so state in writing; or

         (i) Material  Adverse Change.  Any Material Adverse Change shall occur;
or

         (j) ERISA. (i) The Borrower or any ERISA Affiliate shall fail to satisfy its contribution requirements under Section 412(c)(11) of the Code, whether or not it has sought a waiver under Section 4 12(d) of the Code; or (ii) in the case of an ERISA Event (other than the Cases) involving the withdrawal from a Pension Plan of a "substantial employer" (as defined in Section 4001(a)(2) or Section 4062(e) of ERISA), the withdrawing employer's proportionate share of that Pension Plan's Unfunded Pension Liabilities is more than $2,000,000; or (iii) in the case of an ERISA Event (other than the Cases) involving the complete or partial withdrawal from a Multiemployer Plan, the withdrawing employer incurs a withdrawal liability in an aggregate amount exceeding $2,000,000; or (iv) a Pension Plan that is intended to be qualified under Section 401(a) of the Code loses its qualification, and with respect to such loss of qualification, the Borrower or any ERISA Affiliate can reasonably be expected to be required to pay (for additional taxes, payments to or on behalf of Pension Plan participants, or otherwise) an aggregate amount exceeding $2,000,000; or (v) any combination of events listed in clauses (ii) through (iv) occurs that involves a net increase in aggregate Unfunded Pension Liabilities and unfunded liabilities in excess of $5,000,000; or

         (k) Trustee. A trustee shall be appointed in any of the Cases; or

         (l) Environmental Liabilities. Environmental Liabilities shall exceed $5,000,000; or

         (m) Cases. Any of the Cases shall be dismissed, suspended or converted to a case under chapter 7 of the Bankruptcy Code, or any Loan Party shall file any pleading requesting any such relief;or an application shall be filed by any Loan Party for the approval of, or there shall arise, (i) any other Claim having priority senior to or pari passu with the claims of the Agent and the Lenders under the Loan Documents or any other claim having priority over any or all administrative expenses of the kind specified in sections 503(b) or 507(b) of the Bankruptcy Code (other than the Carve-Out) or (ii) any Lien on the Collateral having a priority senior to or pari passu with the liens and security interests granted herein, except as expressly provided herein; or

         (n) Prepetition Claims. Any Loan Party shall file a motion seeking, or the Bankruptcy Court shall enter, an order (i) approving payment of any prepetition Claim other than a Permitted Prepetition Claim Payment, (ii) approving a First Day Order not approved by the Agent, (iii) granting relief from the automatic stay applicable under section 362 of the Bankruptcy Code to any holder of any security interest to permit foreclosure on any assets (other than certain assets identified by the Borrower and agreed to by the Agent) having a book value in excess of $1,000,000 in the aggregate, or (iv) except to the extent the same would not constitute a default under any of the previous clauses, approving any settlement or other stipulation with any creditor of any Loan Party, other than the Agent and the Lenders, or otherwise providing for payments as adequate protection or otherwise to such creditor individually or in the aggregate in excess of $100,000 for any and all such creditors; or

         (o) Court Orders. (i) The Interim Order shall cease to be in full force and effect and the Final Order shall not have been entered prior to such cessation, or (ii) the Final Order shall not have been entered by the Bankruptcy Court on or before the 45th day following the Closing Date or (iii) from and after the date of entry thereof, the Final Order shall cease to be in full force and effect, or (iv) any


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

Loan Party shall fail to comply with the terms of the Interim Order or the Final Order in any material respect, or (v) the Interim Order or the Final Order shall be amended, supplemented, stayed, reversed, vacated or otherwise modified (or any of the Loan Parties shall apply for authority to do so) without the written consent of the Requisite Lenders; or

         (p) Examiner. The Bankruptcy Court shall enter an order appointing a responsible officer or an examiner with powers beyond the duty to investigate and report, as set forth in section 1106(a)(3) and (4) of the Bankruptcy Code, in any of the Cases; or

         (q) Forfeiture; Seizure. The Agent or any Lender receives any indication or evidence that any Loan Party may have directly or indirectly been engaged in any type of activity that the Agent, in its reasonable discretion, determines might result in the forfeiture of any material property of any Loan Party to any Governmental Authority, or any Governmental Authority takes any action to seize or require the turnover of any Health Care Facility of any Loan Party;

then, and in any such event, without further order of, application to, or action by, the Bankruptcy Court: (i) with the consent of the Requisite Lenders, the Agent may, or upon the request of the Requisite Lenders, the Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon such Commitments shall immediately terminate; and (ii) with the consent of the Requisite Lenders, the Agent may, or upon the request of the Lenders, the Agent shall, by notice to the Borrower, declare the Advances hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all LC Exposure, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Loan Parties. In addition, subject solely to any requirement of the giving of notice by the terms of the Interim Order or the Final Order, the automatic stay provided in section 362 of the Bankruptcy Code shall be deemed automaticallly vacated without further action or order of the Bankruptcy Court and the Agent and the Lenders shall be entitled to exercise all of their respective rights and remedies under the Loan Documents, including, without limitation, all rights and remedies with respect to the Collateral and the Guarantors.

         SECTION 7.02. Actions in Respect of Letters of Credit. Upon the Termination Date or as required by Section 2.06 (b) or (c) or Section
2.11(b)(ii) or (iii), the Borrower shall pay to the Agent in immediately available funds, for deposit in the Citibank Collateral Account, an amount so that the balance in the Citibank Collateral Account shall equal 105% of the sum of all outstanding LC Exposure. The Agent may, from time to time after funds are deposited in the Citibank Collateral Account, apply funds then held in the Citibank Collateral Account to the payment of any amounts as shall have become or shall become due and payable by the Borrower to the Lenders in respect of the LC Exposure or other Obligations that become due and payable. The Agent shall promptly give written notice of any such application; provided, however, that the failure to give such written notice shall not invalidate any such application. Except as permitted under Section 6.01(h)(iv), neither the Borrower, any other Loan Party, nor any Person claiming on behalf of or through the Borrower shall have any right to withdraw any of the funds held in the Citibank Collateral Account at any time prior to the termination of all outstanding Letters of Credit and the payment in full of all then outstanding and payable monetary Obligations.

         SECTION 7.03. Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers or privileges or remedies provided by law or in equity, or under any other instrument, document or agreement.



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

                                  ARTICLE VIII

                                    GUARANTY

         SECTION 8.01. The Guaranty. In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by each Guarantor from the proceeds of the Advances and the issuance of the Letters of Credit, each Guarantor hereby agrees with the Agent and Lenders as follows: each Guarantor hereby unconditionally and irrevocably, jointly and severally, guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all of the Obligations of the Borrower to the Lenders. If any or all of the Obligations of the Borrower to the Lenders become due and payable hereunder, each Guarantor, jointly and severally, unconditionally promises to pay such Obligations to the Lenders, or order, on demand, together with any and all reasonable expenses which may be incurred by the Agent or the Lenders in collecting any of the Obligations.

         SECTION 8.02. Nature of Liability. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Obligations of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Obligations of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Agent or the Lenders on the indebtedness which the Agent or such Lenders repay to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

         SECTION 8.03. Independent Obligation. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to the Guarantor.

         SECTION 8.04. Authorization. Each Guarantor authorizes the Agent and the Lenders without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

         (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Obligations as so changed, extended, renewed or altered;

         (b) take and hold security for the payment of the Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by


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

whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

         (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

         (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

         (e) settle or compromise any of the Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, or subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors;

         (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Lenders regardless of what liability or liabilities of such Guarantor or the Borrower remain unpaid; and/or

         (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements.

         SECTION 8.05. Reliance. It is not necessary for the Agent or the Lenders to inquire into the capacity or powers of the Borrower or its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         SECTION 8.06. Subordination. Any of the Debt of the Borrower now or hereafter owing to any Guarantor is hereby subordinated to the Obligations of the Borrower; provided that payment may be made by the Borrower on any such Debt owing to such Guarantor so long as the same is not prohibited by this Agreement and provided, further, that if the Agent so requests at a time when an Event of Default exists, all such Debt of the Borrower to such Guarantor shall be collected, enforced and received by such Guarantor as trustee for the Lenders and be paid over to the Agent on behalf of the Lenders on account of the Obligations of the Borrower to Lenders, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any of the Debt of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

         SECTION 8.07. Waiver. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Agent or the Lenders to (i) proceed against the Borrower, any other Guarantor, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor or any other party or (iii) pursue any other remedy in the Agent's or the Lenders' power whatsoever. Each Guarantor waives (except as shall be required by applicable statute and cannot be waived) any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor or any other party other than payment in full of the Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor or any other party, or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Obligations. Subject to the giving


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

of three Business Days prior written notice in accordance with the Orders, the Agent and the Lenders may, at their election, foreclose on any security held by the Agent or the Lenders by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Agent and the Lenders may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been paid. Each Guarantor waives any defense arising out of any such election by the Agent and the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

         (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional
Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Agent and the Lenders shall have no duty to advise such Guarantor of information known to them regarding such circumstances or risks.

         SECTION 8.08. Limitation on Enforcement. The Lenders agree that this Guaranty may be enforced only by the action of the Agent, in each case acting upon the instructions of the Requisite Lenders, and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty it being understood and agreed that such rights and remedies may be exercised by the Agent for the benefit of the Lenders upon the terms of this Agreement.

                                   ARTICLE IX

                                    SECURITY

         SECTION 9.01. Security. (a) To induce the Lenders to make the Revolving Credit Advances, the LC Bank to issue Letters of Credit, and the Swing Line Bank to make the Swing Line Advances, each Loan Party hereby grants to the Agent, for itself and for the ratable benefit of the Secured Parties, as security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Loan Party (including, without limitation, all Obligations of the Guarantors hereunder), a continuing first priority Lien and security interest (subject only to (i) valid, perfected, enforceable and nonavoidable Liens of record existing immediately prior to the Petition Date,
(ii) the Carve-Out, and (iii) Liens permitted under Section 6.02(a)(vii)) in accordance with sections 364(c)(2) and (3) of the Bankruptcy Code in and to all Collateral of such Loan Party. "Collateral" means all of the property and assets of each Loan Party and its estate, real and personal, tangible and intangible, whether now owned or existing or hereafter acquired or arising and regardless of where located, including, but not limited to:

                  (i) all Accounts;

                  (ii) all Chattel Paper;

                  (iii) all Contracts and any and all claims of such Loan Party for damages arising out of or for breach of or a default under any Contract and the right of such Loan Party to perform or to compel performance under any Contract and to exercise all remedies thereunder

                  (iv) all Documents;



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

                  (v) all Equipment;

                  (vi) all General Intangibles;

                  (vii) all Instruments;

                  (viii) all Inventory;

                  (ix) all Real Property;

                  (x) all bank accounts, deposit accounts, securities accounts, commodities accounts and other similar accounts, including, without limitation, the Collection Accounts, the Citibank Concentration Account and the Citibank Collateral Account and all cash, deposits, Cash Equivalents and other instruments from time to time on deposit or held therein;

                  (xi) all Investment Property, including, without limitation, shares of Stock owned by such Loan Party and any and all dividends or distributions, in respect thereof;

                  (xii) all other goods, real and personal property of such Loan Party, whether tangible or intangible or whether now owned or hereafter acquired by such Loan Party and wherever located;

                  (xiii) to the extent not otherwise included, all monies and other property of any kind which is, after the Petition Date, received by such Loan Party in connection with refunds with respect to taxes, assessments and governmental charges imposed on such Loan Party or any of its property or income;

                  (xiv) to the extent not otherwise included, all causes of action (other than claims of the Loan Parties under sections 544, 545, 547 and 548 of the Bankruptcy Code) and all monies and other property of any kind received therefrom, and all monies and other property of any kind recovered by any Loan Party; and

                  (xv) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing including, without limitation, proceeds in the form of Accounts, Chattel Paper, Contracts, Documents, Equipment, General Intangibles, Instruments and Investment Property.

         (b) In addition, as collateral security for the prompt and complete payment when due of the Obligations (including, without limitation, all Obligations of the Guarantors hereunder) and in order to induce Lenders and the LC Bank as aforesaid, each Loan Party hereby further grants to the Agent, for itself and for the ratable benefit of the Secured Parties, a first priority lien on and security interest in all property of such Loan Party held by the Agent or any other Secured Party or any Affiliate of the Agent or any other Secured Party, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to the Agent or such Secured Party or Affiliate of the Agent or other Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Loan Party or as to which such Loan Party may have any right or power.

         (c) The Citibank Collateral Account and the Citibank Concentration Account shall be under the sole dominion and control of the Agent. No Person or entity claiming by, through or under the Borrower or any other Loan Party shall have any control over the use of, or any right to effect a withdrawal from, the Citibank Collateral Account or the Citibank Concentration Account, except as expressly permitted in Section 2.11(b)(iii) or Section 7.02.

         SECTION 9.02. Perfection of Security Interests. (a) Each Loan Party shall, at its expense, perform any and all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Lenders' security interest in the Collateral of such Loan Party, including, without limitation, (i) executing and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Agent, (ii) maintaining complete and accurate stock records, (iii) using its best efforts in delivering to the Agent negotiable warehouse receipts, if any, and, upon the Agent's request therefor, non-negotiable warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued,
(iv) placing notations on such Loan Party's books of account to disclose the Agent's security interest therein, (v) delivering to the Agent all documents necessary or desirable to perfect the Agent's Lien in letters of credit on which such Loan Party is named as beneficiary and all acceptances issued in connection therewith, (vi) after the occurrence and during the continuation of an Event of Default, transferring Inventory maintained in warehouses to other warehouses designated by the Agent and (vii) taking such other steps as are deemed necessary or desirable to maintain the Agent's security interest in the Collateral.

         (b) Each Loan Party hereby authorizes the Agent to execute and file financing statements or continuation statements on such Loan Party's behalf covering the Collateral. The Agent may file one or more financing statements disclosing the Agent's security interest under this Agreement without the signature of such Loan Party appearing thereon. Each Loan Party shall pay the costs of, or incidental to, any recording or filing of any financing statements concerning the Collateral. Each Loan Party agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Collateral is at any time in the possession or control of any warehouseman, bailee or such Loan Party's agents or processors, such Loan Party shall notify such warehouseman, bailee, agents or processors of the Agent's security interest, which notification shall specify that such Person shall, upon the occurrence and during the continuance of an Event of Default, hold all such Collateral for the Agent's account subject to the Agent's instructions. From time to time, each Loan Party shall, upon the Agent's request, execute and deliver written instruments pledging to the Agent the Collateral described in any such instruments or otherwise, but the failure of such Loan Party to execute and deliver such confirmatory instruments shall not affect or limit the Agent's security interest or other rights in and to the Collateral. Until all Obligations have been fully satisfied and the Commitments shall have been terminated, the Agent's security interest in the Collateral, and all Proceeds and products thereof, shall continue in full force and effect.

         (c) Notwithstanding subsections (a) and (b) of this Section 9.02, or any failure on the part of any Loan Party or the Agent to take any of the actions set forth in such subsections, the Liens and security interests granted herein shall be deemed valid, enforceable and perfected by entry of the Interim Order and the Final Order, as applicable. No financing statement, notice of lien, mortgage, deed of trust or similar instrument in any jurisdiction or filing office need be filed or any other action taken in order to validate and perfect the Liens and security interests granted by or pursuant to this Agreement, the Interim Order or the Final Order.

         SECTION 9.03.  Rights of Lender;  Limitations on Lenders'  Obligations.
(a) Subject to each Loan Party's rights and duties under the Bankruptcy Code (including section 365 of the Bankruptcy Code), it is expressly agreed by each Loan Party that, anything herein to the contrary notwithstanding, such Loan Party shall remain liable under its Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Agent nor any Secured Party shall have any obligation or liability under any Contract by reason of or arising out of this Agreement, the Loan Documents, or the granting to the Agent of a security interest therein or the receipt


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

by the Agent or any Lender of any payment relating to any Contract pursuant hereto, nor shall the Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Loan Party under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         (b) Subject to Section 9.05 hereof, the Agent authorizes each Loan Party to collect its Accounts, provided that such collection is performed in accordance with such Loan Party's customary procedures, and the Agent may, upon the occurrence and during the continuation of any Event of Default and without notice, other than any requirement of notice provided in the Orders, limit or terminate said authority at any time.

         (c) Subject to any requirement of notice provided in the Orders, the Agent may at any time, upon the occurrence and during the continuation of any Event of Default, after first notifying the Borrower of its intention to do so, notify Account Debtors, notify the other parties to the Contracts of the Borrower or any Loan Party, notify obligors of Instruments and Investment Property of the Borrower or any Loan Party and notify obligors in respect of Chattel Paper of the Borrower that the right, title and interest of the Borrower or such Loan Party in and under such Accounts, such Contracts, such Instruments, such Investment Property and such Chattel Paper have been assigned to the Agent and that payments shall be made directly to the Agent. Subject to any requirement of notice provided in the Orders, upon the request of the Agent, the Borrower or any Loan Party will so notify such Account Debtors, such parties to Contracts, obligors of such Instruments and Investment Property and obligors in respect of such Chattel Paper. Subject to any requirement of notice provided in the Orders, upon the occurrence and during the continuation of an Event of Default, the Agent may in its own name, or in the name of others, communicate with such parties to such Accounts, such Contracts, such Instruments, such Investment Property and such Chattel Paper to verify with such Persons to the Agent's reasonable satisfaction the existence, amount and terms of any such Accounts, such Contracts, Instruments, Investment Property or Chattel Paper.

         (d) The Agent shall have the right to make test verification of the Accounts in any manner and through any medium that it considers advisable, and each Loan Party agrees to furnish all such assistance and information as the Agent may require in connection therewith. Each Loan Party, at its expense, will cause certified independent public accountants satisfactory to the Requisite Lenders to prepare and deliver to the Agent at any time and from time to time, promptly upon the Agent's request, the following reports: (i) a reconciliation of all Accounts of such Loan Party, (ii) an aging of all Accounts of such Loan Party, (iii) trial balances, and (iv) a test verification of such Accounts as the Agent may request. The Agent shall have the right at any time to conduct periodic audits of the Accounts of any Loan Party at the expense of the Borrower.

         SECTION 9.04. Covenants of the Loan Parties with Respect to Collateral. Each Loan Party hereby covenants and agrees with the Agent that from and after the date of this Agreement and until the Obligations are fully satisfied:

         (a) Maintenance of Records. Each Loan Party will keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, in all material respects, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings concerning the Collateral. For the Agent's further security, each Loan Party agrees that the Agent shall have a property interest in all of such Loan Party's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of an Event of Default, such Loan


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Party shall  deliver and turn over any such books and records to the Agent or to its representatives at any time on demand of the Agent.

         (b) Indemnification With Respect to Collateral. In any suit, proceeding or action brought by the Agent relating to any Account, Chattel Paper, Contract, General Intangible, Investment Property, Instrument or other Collateral for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Investment Property, Instrument, or other Collateral, each Loan Party will save, indemnify and keep the Secured Parties harmless from and against all expense, loss or damage suffered by the Secured Parties by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by such Loan Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Loan Party, and all such obligations of such Loan Party shall be and remain enforceable against and only against such Loan Party and shall not be enforceable against the Agent.

         (c) Limitation on Liens on Collateral. Each Loan Party will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens and will defend the right, title and interest of the Agent in and to any of such Loan Party's rights under the Chattel Paper, Leases, Real Estate, Contracts, Documents, General Intangibles, Instruments, Investment Property and to the Equipment and Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever other than claims or demands arising out of Permitted Liens.

         (c) Limitations on Modifications of Accounts. Each Loan Party will not, without the Agent's prior written consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than any of the foregoing which are done in the ordinary course of business, consistent with past practices and trade discounts granted in the ordinary course of business of such Loan Party.

         (d) Notices. Each Loan Party will advise the Lenders promptly, in reasonable detail, (i) of any Lien asserted against any of the Collateral other than Permitted Liens, and (ii) of the occurrence of any other event which would result in a Material Adverse Change with respect to the aggregate value of the Collateral or on the security interests created hereunder.

         (e) Maintenance of Equipment. Each Loan Party will keep and maintain the Equipment in good operating condition sufficient for the continuation of the business conducted by such Loan Party on a basis consistent with past practices, ordinary wear and tear excepted.

         SECTION 9.05. Performance by Agent of the Loan Parties' Obligations. If any Loan Party fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Revolving Credit Advance, shall be payable by such Loan Party to the Agent on demand and shall constitute Obligations secured by the Collateral. Performance of such Loan Party's obligations as permitted under this
Section 9.05 shall in no way constitute a violation of the automatic stay provided by section 362 of the Bankruptcy Code and each Loan Party hereby waives applicability thereof. Moreover, the Agent shall in no way be responsible for the payment of any costs incurred in connection with


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

preserving or disposing of Collateral pursuant to section 506(c) of the Bankruptcy Code and the Collateral may not be charged for the incurrence of any such cost.

         SECTION 9.06. Limitation on Agent's Duty in Respect of Collateral. Neither the Agent nor any Lender shall have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Agent shall, with respect to the Collateral in its possession or under its control, deal with such Collateral in the same manner as the Agent deals with similar property for its own account. Upon request of any Loan Party, the Agent shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral of such Loan Party.

         SECTION 9.07. Remedies, Rights Upon Default. (a) If any Event of Default shall occur and be continuing, the Agent may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other Loan Document, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Loan Party expressly agrees that in any such event the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice required by the Interim Order or Final Order or the notice specified below of time and place of public or private sale) to or upon such Loan Party or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Agent's offices or elsewhere at such prices at it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Loan Party hereby releases. Each Loan Party further agrees, at the Agent's request, to assemble the Collateral make it available to the Agent at places which the Agent shall reasonably select, whether at such Loan Party's premises or elsewhere. The Agent shall apply the proceeds of any such collection, recovery, receipt, appropriation, realization or sale (net of all expenses incurred by the Agent in connection therewith, including, without limitation, attorney's fees and expenses), to the Obligations in any order deemed appropriate by the Agent, such Loan Party remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law, including Section 9-504(l)(c) of the UCC, need the Agent account for the surplus, if any, to such Loan Party. To the maximum extent permitted by applicable law, each Loan Party waives all claims, damages, and demands against the Agent and the Lenders arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of the Agent. Each Loan Party agrees that the Agent need not give more than seven (7) days' notice to the Borrower (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to the Borrower at its address referred to in Section 11.02) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Borrower and the other Loan Parties shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Agent is entitled, the Borrower and the other Loan Parties also being liable for the fees and expenses of any attorneys employed by the Agent to collect such deficiency.

         (b) Each Loan Party hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.



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

         SECTION 9.08. The Agent's Appointment as Attorney-in-Fact. (a) Each Loan Party hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its and its Subsidiaries true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Loan Party and in the name of such Loan Party, or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary and desirable to accomplish the purposes of this Agreement and the transactions contemplated hereby, and, without limiting the generality of the foregoing, hereby give the Agent the power and right, on behalf of such Loan Party, without notice to or assent by such Loan Party to do the following:

                  (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of such Loan Party, its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                  (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                  (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Agent or as the Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;
         (E) to defend any suit, action or proceeding brought against any Loan Party with respect to any Collateral of such Loan Party; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and such Loan Party's expense, at any time, or from time to time, all acts and things which the Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Agent's Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as such Loan Party might do.

         (b) The Agent agrees that it will forbear from exercising the power of attorney or any rights granted to the Agent pursuant to this Section 9.08, except upon the occurrence or during the continuation of an Event of Default. The Borrower and the other Loan Parties hereby ratify, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. Exercise


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by the Agent of the powers granted hereunder is not a violation of the automatic stay provided by section 362 of the Bankruptcy Code and each Loan Party waives applicability thereof. The power of attorney granted pursuant to this Section
9.08 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

         (c) The powers conferred on the Agent hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any Loan Party for any act or failure to act, except for its own gross negligence or willful misconduct.

         (d) Each Loan Party also authorizes the Agent, at any time and from time to time upon the occurrence and during the continuation of any Event of Default or as otherwise expressly permitted by this Agreement, (i) to communicate in its own name or the name of its Subsidiaries with any party to any Contract with regard to the assignment of the right, title and interest of such Loan Party in and under the Contracts hereunder and other matters relating thereto and (ii) to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         (e) All Obligations, including all Obligations of the Guarantors hereunder, shall constitute, in accordance with section 364(c)(1) of the Bankruptcy Code, claims against each Loan Party in its Case which are administrative expense claims having priority over any all administrative expenses of the kind specified in sections 503(b) or 507(b) of the Bankruptcy Code.

         SECTION 9.09. Modifications.

         (a) The liens and security interests, lien priority, administrative priorities and other rights and remedies granted to the Agent for the benefit of the Lenders pursuant to this Agreement, the Interim Order and/or the Final Order (specifically, including, but not limited to, the existence, perfection and priority of the Liens and security interests provided herein and therein and the administrative priority provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of Debt by any of the Loan Parties (pursuant to section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of any of the Cases, or by any other act or omission whatsoever. Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

                  (i) except for the Carve-Out having priority over the Obligations, no costs or expenses of administration which have been or may be incurred in any of the Cases or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of the Agent or the Lenders against the Loan Parties in respect of any Obligation;

                  (ii) the liens and  security  interests  granted  herein shall constitute valid and perfected first priority liens and security interests, (subject only to (A) the Carve-Out, (B) valid, perfected, enforceable and nonavoidable Liens of record existing immediately prior to the Petition Date and (C) Liens permitted under Section 6.02(a)(vii)) in accordance with sections 364(c)(2) and (3) of the Bankruptcy Code, and shall be prior to all other liens and security interests, now existing or hereafter arising, in favor of any other creditor or any other Person whatsoever; and



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

                  (iii) the liens and security interests granted hereunder shall continue valid and perfected without the necessity that financing statements be filed or that any other action be taken under applicable nonbankruptcy law.

         (b) Notwithstanding any failure on the part of any Loan Party or the Agent or the Lenders to perfect, maintain, protect or enforce the liens and security interests in the Collateral granted hereunder, the Interim Order and the Final Order (when entered) shall automatically, and without further action by any Person, perfect such liens and security interests against the Collateral.

                                   ARTICLE X

                  THE AGENT, THE OTHER AGENTS AND THE ARRANGER

         SECTION 10.01. Authorization and Action. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent shall not be liable to any Lender if, in accordance with the terms of this Agreement, it takes or omits to take any action pursuant to the instructions of the Requisite Lenders. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement. The Agent agrees to perform and discharge the duties and powers delegated to it under this Agreement and the other Loan Documents in accordance with the terms hereof and thereof.

         SECTION 10.02. Agent Not Liable. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or any of them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and including the agreement of the assignee or transferee to be bound hereby as it would have been if it had been an original Lender party hereto, in form satisfactory to the Agent; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document or any other instrument or document furnished pursuant to any Loan Document or for the creation, validity, enforceability, sufficiency, value, perfection or priority of any Lien purported to be granted to the Agent, whether pursuant to any of the Loan Documents or otherwise; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

         SECTION 10.03. Rights as Lender. With respect to its commitment and the Advances and Notes held by it and all other rights, claims and interests accorded it as Lender, CUSA shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall include CUSA in its individual capacity. CUSA and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if CUSA were not the Agent and without any duty to account therefor to the Lenders. Any Lender and its respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if such Lender were not a Lender hereunder and without any duty to account therefor to the other Lenders.

         SECTION 10.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 4.01(i) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         SECTION 10.05. Indemnification. The Lenders agree to indemnify the Agent and the Other Agents (to the extent not reimbursed by the Borrower) ratably according to their Pro Rata Shares from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Agent under this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its Pro Rata Share of any reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Agent in connection with the preparation, execution, delivery, modification, amendment, protection or enforcement (whether through negotiations, by legal proceedings, in bankruptcy or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Agent is not reimbursed for such expenses by the Borrower.

         SECTION 10.06. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Requisite Lenders. Upon any such resignation or removal, the Requisite Lenders shall, subject to the written consent of the Borrower, which consent shall not be required during the continuance of an Event of Default and shall not otherwise be unreasonably withheld or delayed, have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Requisite Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State and having total assets of at least $20,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this


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Article X shall inure to its  benefit as to any  actions  taken or omitted to be taken by it while it was Agent under this Agreement.

         SECTION 10.07. Release of Collateral. The Agent is hereby irrevocably authorized to release any Lien granted to or held by the Agent upon (i) any and all Collateral when the Facility Amount has been permanently reduced to zero, all Letters of Credit issued hereunder have expired or been discharged, all outstanding Advances and LC Exposure have been repaid, and all other Obligations that are then due and payable and of which the Agent then has written notice demanding payment prior to release of Collateral have been paid, (ii) any Collateral constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted under Section 6.02(b) or consented to by the Requisite Lenders, or (iii) any Collateral consisting of an instrument evidencing Debt or other debt instrument, if the indebtedness evidenced thereby has been paid in full. Upon request by the Agent or the Borrower at any time, each Lender shall confirm in writing the Agent's authority to release Collateral, or particular types or items of Collateral, as set forth in this
Section 10.07. The Agent shall not be obligated to release any Collateral unless it receives such written confirmation from the Requisite Lenders.

         SECTION 10.08. The Other Agents and the Arranger. Each Lender hereby appoints First Union National Bank as "Syndication Agent" and Foothill Capital Corporation and Goldman Sachs Credit Partners, L.P. as "Co-Documentation Agents". Notwithstanding anything to the contrary contained in this Agreement, the Syndication Agent is a Lender designated as "Syndication Agent" and the Co-Documentation Agents are each a Lender designated as "Co-Documentation Agent", in each case for title purposes only and, in such capacity, neither the Syndication Agent nor the Co-Documentation Agents shall have any obligations or duties whatsoever under this Agreement or any other Loan Document to any Loan Party, any Lender or the LC Bank or shall have any rights separate from their respective rights as Lenders, except as expressly provided in this Agreement. The Arranger shall have no obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.01. Amendments. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless it is in writing and signed by the Requisite Lenders (and any such waiver or consent shall in any case be effective only in the specific instance and for the specific purpose for which given), except that

         (a) no amendment, waiver or consent shall, unless in writing and signed by each Lender, do any of the following:

                  (i) change the obligation of any Lender to extend credit hereunder or subject any Lender to any additional obligations;

                  (ii) reduce the principal of or interest on any Advance or any fees or other amounts payable to any Lender hereunder or under any other Loan Document;

                  (iii) postpone any date fixed for any payment (including any mandatory prepayment) of principal of or interest on any Advances or LC Exposure held by any Lender or any fees or other amounts payable to any Lender under any Loan Document;



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

                  (iv) waive, reduce or postpone any Facility Reduction required hereunder;

                  (v) amend the definition of "Facility Amount," "Pro Rata Share," or "Requisite Lenders";

                  (vi)  waive  any Event of  Default  that is  continuing  under
         Section 7.01(a) or 7.01(b) in respect of a payment due to any Lender;

                  (vii) release any substantial portion of the Collateral other than in accordance with the terms of this Agreement;

                  (viii) release or limit the liability of any Guarantor under the Guaranty other than in accordance with the terms of the Guaranty;

                  (ix) amend Section 2.13, Section 2.17 or Section 7.01(a);

                  (x) increase the advance rates in the definition of "Borrowing Base" above the rates set forth in such definition;

                  (xi) create any Lien or super-priority claim senior to the Liens and claims of the Lenders under this Agreement or any other Loan Document; or

                  (xii) amend this Section 11.01;

         (b) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any Loan Document;

         (c) no amendment, waiver or consent shall, unless in writing and signed by the LC Bank in addition to the Lenders required above to take such action, affect the rights or duties of the LC Bank under this Agreement.

         SECTION 11.02. Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied, or delivered, if to the Borrower, at Integrated Health Services, Inc., 910 Ridgehook Road, Sparks, Maryland 21152, Attention: General Counsel and Attention: Marshall Elkins, Executive Vice President, with a copy to: Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022, Attention: A.J. Bianco, Esq.; if to any Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; and if to the Agent, at Citicorp USA, Inc., 399 Park Avenue, - New York, New York 10043,
Attention: Shawn Hendrickson, with a copy to: Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention: Daniel S. Dokos, Esq., or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed or telecopied, be effective when deposited in the mails or telecopied, respectively, except that notices and communications to the Agent pursuant to Article II or VII shall not be effective until received by the Agent.

         SECTION 11.03. No Waiver; Remedies. No failure on the part of any Lender, the LC Bank or the Agent to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.



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

         SECTION 11.04. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Agent and the Arranger in connection with (a) the preparation, negotiation, execution, delivery, modification and amendment of the Loan Documents and the other documents to be delivered under the Loan Documents, including the reasonable fees and out-of-pocket expenses and disbursements of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents, (b) the funding of all Advances under the Facility, including, without limitation, all due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, messenger, audit, appraisal and consultant costs and expenses and all search, filing and recording fees, incurred or sustained by the Agent or the Arranger in connection with the Facility, the Loan Documents or the transactions contemplated thereby, the administration of the Facility and any amendment or waiver of any provision of any Loan Documents, and (c) any review of pleadings and documents related to the Cases, attendance at meetings or court hearings related to the Cases and general monitoring of the Cases and any subsequent chapter 7 cases of the Loan Parties. The Borrower further agrees to pay on demand (i) all reasonable costs and expenses, including reasonable fees and expenses of attorneys (including allocable costs of in-house counsel), accountants, advisors and other experts, incurred by the Agent or the Lenders in respect of any Event of Default or while any Event of Default is continuing or in connection with the protection, resolution or enforcement (whether through negotiations, by legal proceedings, in bankruptcy or otherwise) of the Obligations or the Collateral or any right, remedy, power, interest or claim of the Agent or any Lender under any Loan Document and (ii) all costs and expenses of the Lenders (including reasonable fees, expenses and disbursements of counsel) in connection with the enforcement or protection of any of their rights and remedies under the Loan Documents.

         SECTION 11.05. Right of Set-off. Whenever any Event of Default is continuing, each Lender may at any time or from time to time, with the consent of the Requisite Lenders but without any prior notice to the Borrower or any other Person, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other debt at any time owing by such Lender to or for the credit or the account of the Borrower, whether or not then due, and whether or not then fully secured, against any and all Advances, LC Exposure and other Obligations then owing to such Lender, whether or not then due. After any such set-off and application is made, the Lender that made it shall promptly notify the Borrower thereof, but the failure to do so shall not affect the validity of the set-off and application and shall not expose such Lender to any liability. The Lenders' right of setoff under this
Section 11.05 is cumulative with and additional to all other rights and remedies (including other rights of set-oft) of the Lenders.

         SECTION 11.06. Indemnity.

         (a) General Indemnity. The Borrower shall pay, defend, indemnify, and hold the Arranger, each Lender, the Agent, the Other Agents, their respective Affiliates and each of their respective officers, directors, employees, counsel, agents, advisors, representatives and attorneys-in-fact (each, an "INDEMNIFIED PERSON") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable fees, disbursements and expenses of counsel and allocated costs of internal counsel incurred in defending any such action or incurred in enforcing this Section 11.06(a)), joint or several, that may be incurred by or asserted or awarded against any Indemnified Person, of any kind or nature whatsoever with respect to the execution, delivery, enforcement and performance of this Agreement and any other Loan Document or the transactions contemplated herein, and with respect to any investigation, litigation or proceeding or the preparation of any defense related to this Agreement or the Advances or the Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES") and whether or not such investigation, litigation or proceeding is brought by the Borrower, any Guarantor, any of their respective shareholders or creditors,


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

an Indemnified Person, or any other person, except that no Indemnified Person shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Borrower, any Guarantor or any of their respective shareholders or creditors for or in connection with the transactions contemplated hereby, except to the extent that such liability is found in a final non-appealable judgment by a count of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Person. In no event shall any Indemnified Person be liable on any theory of liability for any special, indirect, consequential or punitive damages.

         (b) Environmental Indemnity. The Borrower shall pay, defend, indemnify, and hold harmless each Indemnified Person from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable fees and expenses of counsel and the allocated cost of internal counsel), which may be incurred by or asserted against any Indemnified Person in connection with or arising out of any pending or threatened investigation or Environmental Claim arising out of or related to any acts or omissions or any property of the Borrower or any of its Subsidiaries. In no event shall any site visit, observation, or testing by the Agent or any Lender be a representation that Contaminants are or are not present in, on, or under the site, or that there has been or shall be compliance with any Environmental Law. Neither the Borrower nor any other party is entitled to rely on any site visit, observation, or testing by the Agent or any Lender. Neither the Agent nor any Lender owes any duty of care to protect the Borrower or any other Person against, or to inform the Borrower or any other Person of, any adverse condition affecting any site or property.

         SECTION 11.07. Assignments and Participations.

         (a) Permitted Assignment. Each Lender may assign, subject to the Agent's approval (such approval not to be unreasonably withheld or delayed), to one or more banks, financial institutions or other entities acceptable to the Arranger all or a portion of its rights and obligations under this Agreement, but (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, unless otherwise consented to by the Agent; (ii) the amount of the commitment, if any, and outstanding Advances of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall not be less than $5,000,000 or the total amount of the remaining commitment, if any, and outstanding Advances of such Lender, except that an assignment to an existing Lender or an Affiliate of a Lender or a Related Fund may be in an amount less than $5,000,000, (iii) each such assignment shall be to an Eligible Assignee and
(iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee payable to the Agent of $3,500; provided, that unless such assignee is one of the seven institutions previously identified in writing to the Borrower by the Arranger or an Event of Default has occurred and is continuing, such assignee shall be reasonably acceptable to the Borrower (such acceptance not to be unreasonably withheld or delayed). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

         (b) Effect of Assignment. By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each


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

other and the other parties hereto that (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or as to the Collateral or the validity, enforceability, perfection or priority of any Lien upon the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01(i) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender; and
(viii) such assignee confirms and agrees that it shall have no greater indemnification rights pursuant to Section 2.16(c) than its Lender assignor.

         (c) Maintenance of Agreements. The Agent, acting for this purpose (but only for this purpose) as the agent of the Borrower (and in such capacity neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or any of them under or in connection with this Section 11.07(c), except for its or their own gross negligence or willful misconduct), shall maintain at its address referred to in
Section 11.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the commitments and Pro Rata Shares of, and principal amount of the Advances owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (d) Procedure. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee Lender representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit E-2, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Eligible Assignee in an aggregate amount equal to the interest in the surrendered Note or Notes assigned to it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained an interest in the surrendered Note or Notes, a new Note or Notes to the order of the assigning Lender in an aggregate amount equal to the interest so retained. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A.

         (e) Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights (other than voting rights) and obligations under this Agreement, but (i) such Lender's obligations under this Agreement (including its commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note or Notes for all purposes of this Agreement, and (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; provided, that to the extent any matter requires the consent of 100% of the Lenders, such purchasing bank or other entity may vote upon such matter.

         (f) Additional Information. Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.07, disclose to the assignee or participant or proposed assignee or participant or to any Person who evaluates, approves, structures or administers the loans on behalf of a Lender, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower, but only if such Person, the assignee or participant or proposed assignee or participant is obligated to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender.

         (g) Affiliated Assignments Any Lender may assign any of its rights and obligations under this Agreement to any of its Affiliates without notice to or consent of the Borrower or the Agent, and such Lender or any of its Affiliates may assign any of its rights (including, without limitation, rights to payment of principal and/or interest under the Notes) under this Agreement to any Federal Reserve Bank without notice to or consent of the Borrower or the Agent.

         (h) Subsequent Lenders. Each of the parties hereto agrees that on the Entry Date and upon the prior written consent of the Agent, any Eligible Assignee may become party to this Agreement as a Lender and be subject to all of the obligations and entitled to all of the rights of a Lender under the Loan Documents upon such Eligible Assignee's execution and delivery of a counterpart of this Agreement containing the amount of its Commitment; provided, that in no event shall the maximum amount of the Commitments of all the Lenders exceed $300,000,000 after giving effect to the Commitment of each additional Lender becoming a party to this Agreement pursuant to this Section 11.07(h); provided further, however, that such Eligible Assignee shall not become a Lender party to this Agreement unless (x) all fees and expenses provided for in the fee letter dated the Closing Date and referred to in Section 2.04(e) shall have been paid and (y) the payment of such fees and expenses shall have been approved, to the extent required, by the Bankruptcy Court. The Agent shall be authorized to amend or supplement Schedule I to set forth the Commitment of each Lender becoming a party to this Agreement pursuant to this Section 11.07(h). Any Lender becoming a party to this Agreement pursuant to this Section 11.07(h) shall be required on the Entry Date to purchase a portion of the then outstanding Revolving Credit Advances such that after giving effect to such purchase, each Lender shall have its Pro Rata Share (adjusted to give effect to the increased Commitments) of the Revolving Credit Advances on such date. In addition, on the Entry Date each Lender's participation in the LC Exposure shall be adjusted to reflect any adjustment in such Lender's Pro Rata Share.

         SECTION 11.08. Binding Effect. This Agreement shall become effective when it has been executed by the parties hereto and the conditions set forth in
Section 3.01 have been satisfied and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of each of the Lenders and the Agent.

         SECTION 11.09. Governing Law. This Agreement and the other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 11.10. Waiver of Jury Trial. THE BORROWER, THE LENDERS AND THE AGENT WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY OR OTHERWISE. THE BORROWER, THE LENDERS AND THE AGENT AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY THE COURT WITHOUT A JURY. THIS WAIVER SHALL APPLY TO EACH FUTURE AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION OF ANY LOAN DOCUMENT AND TO EACH FUTURE LOAN DOCUMENT.

         SECTION 11.11. Limitation of Liability. No claim may be made by the Borrower, any Subsidiary of the Borrower, any Lender, the Agent or any other Person against the Agent or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect or consequential damages or, to the fullest extent permitted by law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, and the Borrower (for itself and on behalf of each of its Subsidiaries), the Agent and each Lender hereby waive, release and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor.

         SECTION 11.12. Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire Agreement and understanding among the Borrower, the Lenders and the Agent and supersedes all prior or contemporaneous agreements and understandings of such persons, verbal or written, relating to the subject matter hereof and thereof except for the Fee Letters and any prior arrangements made with respect to the payment by the Borrower of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Agent or any Lender.

         SECTION 11.13. Survival. The Borrower's liability for any and all additional interest, fees, taxes, compensation, costs, losses, expense reimbursements, indemnification and other similar Obligations arising under any Loan Document shall survive the expiration or termination of the commitments of the Lenders to extend credit hereunder, the repayment and retirement of all Advances and LC Exposure at any time outstanding hereunder and the assignment by a Lender of all or the remaining portion of its rights and obligations under this Agreement.

         SECTION 11.14. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 11.15. Acknowledgements.  The Borrower hereby acknowledges that
(i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (ii) neither the Agent nor any Lender has any fiduciary relationship with or fiduciary duty to the Borrower arising out of or in connection with this Agreement or any of the Loan Documents, and the relationship between the Agent and the Lender, on the one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor and (iii) no joint venture is created hereby or by the other Loan Documents or otherwise by virtue of the transaction contemplated hereby among the Lenders or among the Borrower and the Lenders or among the Borrower and the Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   INTEGRATED HEALTH SERVICES, INC.,
                                       as Borrower

                                   By:
                                       -------------------------------
                                       Name:
                                       Title:



                                   CITICORP USA, INC.,
                                       as Agent, Swing Line Bank and Lender


                                   By:
                                       -------------------------------
                                       Name:
                                       Title:



                                  EACH OF THE GUARANTORS LISTED ON SCHEDULE II
                                  HERETO,
                                       as Guarantors


                                  By:
                                       -------------------------------
                                       Name:
                                       Title:

                                  FOOTHILL CAPITAL CORPORATION,
                                       as Lender

                                  By:
                                       -------------------------------
                                       Name:
                                       Title:

                                  BANKERS TRUST COMPANY,
                                       as Lender

                                  By:
                                       -------------------------------
                                       Name:
                                       Title:

                                  FIRST UNION NATIONAL BANK,
                                       as Lender

                                  By:
                                       -------------------------------
                                       Name:
                                       Title:

                                  BANK OF AMERICA, N.A.,
                                       as Lender

                                  By:
                                       -------------------------------
                                       Name:
                                       Title:

                                  TORONTO DOMINION (TEXAS) INC.,
                                       as Lender

                                  By:
                                       -------------------------------
                                       Name:
                                       Title:

                                  THE BANK OF NOVA SCOTIA,
                                       as Lender

                                  By:
                                       -------------------------------
                                       Name:
                                       Title:

                                  GOLDMAN SACHS CREDIT PARTNERS, L.P.,
                                       as Lender

                                  By:
                                       -------------------------------
                                       Name:
                                       Title:

ARTICLE I             DEFINITIONS AND ACCOUNTING TERMS..................................................1

         SECTION 1.01.     Certain Defined Terms........................................................1

         SECTION 1.02.     Accounting Terms............................................................23

         SECTION 1.03.     Other Definitional Provisions...............................................23

ARTICLE II            AMOUNTS AND TERMS OF THE ADVANCES................................................24

         SECTION 2.01.     Revolving Facility and Swing Line Facility..................................24

                  (a)      Advances....................................................................24

                  (b)      Amount of Revolving Credit Advances.........................................24

                  (c)      Notice of Borrowing.........................................................25

                  (d)      Telephonic Notice of Borrowing..............................................25

                  (e)      Funding of Advances.........................................................25

                  (f)      Assumption of Funding.......................................................25

                  (g)      Failure of Lender to Fund...................................................25

                  (h)      Swing Line Advances.........................................................25

         SECTION 2.02.     Letter of Credit Subfacility................................................26

                  (a)      Issuance of Letters of Credit...............................................26

                  (b)      LC Application..............................................................26

                  (c)      Reimbursement...............................................................26

                  (d)      Reimbursement Obligation Absolute...........................................27

                  (e)      Lender Participation........................................................27

                  (f)      Commercial Practices........................................................28

         SECTION 2.03.     Evidence of Debt............................................................28

         SECTION 2.04.     Fees........................................................................29

                  (a)      Unused Commitment Fees......................................................29

                  (b)      Facing Fees.................................................................29

                  (c)      Letter of Credit Fee........................................................29

                  (d)      Letter of Credit Administration.............................................29

                  (e)      Fees........................................................................29

         SECTION 2.05.     Voluntary and Mandatory Facility Reductions.................................29

                  (a)      Voluntary...................................................................29

                  (b)      RoTech Asset Sale...........................................................30

         SECTION 2.06.     Principal Payments and Swing Line Payments..................................30

                  (a)      Final Maturity..............................................................30

                  (b)      Excess Credit Exposure......................................................30

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                  (c)      Excess LC Exposure..........................................................30

                  (d)      Swing Line Payments.........................................................30

         SECTION 2.07.     Interest....................................................................30

                  (a)      Base Rate Advances..........................................................30

                  (b)      Eurodollar Rate Advances....................................................30

                  (c)      Default Interest............................................................31

         SECTION 2.08.     Additional Interest on Eurodollar Rate Advances.............................31

         SECTION 2.09.     Interest Rate Determination and Protection..................................31

                  (a)      Determination of Eurodollar Rate............................................31

                  (b)      Notice of Eurodollar Rate...................................................31

                  (c)      Failure to Provide Information..............................................31

                  (d)      Suspension of Eurodollar Rate Advances......................................31

                  (e)      Failure to Specify Duration.................................................32

                  (f)      Agent's Determination Conclusive............................................32

         SECTION 2.10.     Voluntary Conversion of Advances............................................32

                  (a)      Notice of Continuance/Conversion............................................32

                  (b)      Telephonic Notice...........................................................32

                  (c)      Requirements................................................................32

                  (d)      Base Rate Advances..........................................................32

         SECTION 2.11.     Prepayments.................................................................32

                  (a)      Voluntary Prepayments.......................................................32

                  (b)      Mandatory Prepayments.......................................................33

         SECTION 2.12.     Funding Losses..............................................................34

         SECTION 2.13.     Increased Costs.............................................................34

                  (a)      Increase in Cost............................................................34

                  (b)      Increase in Capital Requirements............................................34

                  (c)      Replacement Lenders and Participants........................................35

         SECTION 2.14.     Illegality..................................................................35

         SECTION 2.15.     Payments and Computations...................................................35

                  (a)      Payments....................................................................36

                  (b)      Charging of Accounts........................................................36

                  (c)      Computations................................................................36

                                       ii

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                  (d)      Payment on Business Day.....................................................36

                  (e)      Presumption of Payment......................................................36

         SECTION 2.16.     Taxes.......................................................................36

                  (a)      Net Payments................................................................36

                  (b)      Payment of Other Taxes......................................................37

                  (c)      Indemnification.............................................................37

                  (d)      Evidence of Payments........................................................37

                  (e)      Withholding Tax Exemption...................................................37

                  (f)      Withholding Taxes...........................................................38

                  (g)      Subsequent Lenders..........................................................38

                  (h)      Refund, Deduction or Credit of Taxes........................................38

                  (i)      Exclusion of Certain Taxes..................................................38

                  (j)      Additional Cooperation......................................................39

         SECTION 2.17.     Sharing of Payments.........................................................39

ARTICLE III           CONDITIONS OF LENDING............................................................39

         SECTION 3.01.     Conditions Precedent on the Closing Date....................................39

                  (a)      Bankruptcy Court Order......................................................39

                  (b)      Loan Documents..............................................................39

                  (c)      Governmental Consents.......................................................40

                  (d)      No Injunction...............................................................40

                  (e)      Material Adverse Change.....................................................41

                  (f)      Security....................................................................41

                  (g)      Payment of Fees.............................................................41

         SECTION 3.02.     Conditions Precedent to Each Extension of Credit............................41

                  (a)      Notice......................................................................41

                  (b)      Borrowing Base..............................................................41

                  (c)      Borrowing Base Certificate..................................................41

                  (d)      Bankruptcy Court Approval...................................................41

                  (e)      Statements..................................................................41

ARTICLE IV            REPRESENTATIONS AND WARRANTIES...................................................42

         SECTION 4.01.     Representations and Warranties of the Loan Parties..........................42
                  (a)      Organization................................................................42

                                      iii

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                  (b)      Power and Authority.........................................................42

                  (c)      Due Authorization...........................................................42

                  (d)      Subsidiaries and Ownership of Capital Stock and Ownership Interests.........42

                  (e)      Health Care Facilities......................................................42

                  (f)      Governmental Approval.......................................................43

                  (g)      Binding and Enforceable.....................................................43

                  (h)      Government Regulation.......................................................43

                  (i)      Financial Information.......................................................43

                  (j)      Material Adverse Change.....................................................43

                  (k)      Compliance..................................................................43

                  (l)      Litigation..................................................................43

                  (m)      No Conflict.................................................................43

                  (n)      No Default..................................................................44

                  (o)      Payment of Taxes............................................................44

                  (p)      Margin Regulations..........................................................44

                  (q)      Conduct of Business.........................................................44

                  (r)      Health Care Permits.........................................................44

                  (s)      Environmental Matters.......................................................45

                  (t)      ERISA Compliance............................................................45

                  (u)      Title to Assets.............................................................46

                  (v)      Loan Documents..............................................................46

                  (w)      Security....................................................................46

                  (x)      Priority....................................................................46

                  (y)      Orders......................................................................46

                  (z)      Accounts Receivable.........................................................46

                  (aa)     Year 2000 Compliance........................................................47

                  (bb)     Full Disclosure.............................................................47

                  (cc)     Liens.......................................................................47

                  (dd)     Debt........................................................................47

                  (ee)     Depositary Banks............................................................47

ARTICLE V             FINANCIAL COVENANTS OF THE BORROWER..............................................47

                                       iv
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         SECTION 5.01.     Financial Covenants.........................................................47

                  (a)      Minimum Adjusted EBITDA.....................................................47

                  (b)      Maximum Capital Expenditures................................................48

ARTICLE VI            COVENANTS OF THE BORROWER........................................................48

         SECTION 6.01.     Affirmative Covenants.......................................................48

                  (a)      Compliance with Laws........................................................48

                  (b)      Inspection of Property and Books and Records................................48

                  (c)      Reporting Requirements......................................................49

                  (d)      Preservation of Corporate Existence, Etc....................................51

                  (e)      Maintenance of Property.....................................................51

                  (f)      Bankruptcy Court............................................................51

                  (g)      Insurance...................................................................52

                  (h)      Cash Management.............................................................52

                  (i)      Environmental Laws..........................................................53

                  (j)      Use of Proceeds.............................................................53

                  (k)      Health Care Permits and Approvals...........................................53

                  (l)      Further Assurances..........................................................53

                  (m)      Delivery of Promissory Note.................................................54

                  (n)      Licensure; Medicaid/Medicare Cost Reports...................................54

         SECTION 6.02.     Negative Covenants..........................................................54

                  (a)      Liens.......................................................................54

                  (b)      Disposition of Assets.......................................................55

                  (c)      Investments.................................................................55

                  (d)      Limitation on Debt..........................................................56

                  (e)      Transactions with Affiliates................................................56

                  (f)      Accommodation Obligations...................................................56

                  (g)      Leases of Health Care Facilities............................................56

                  (h)      Subsidiaries................................................................57

                  (i)      Restricted Payments.........................................................57

                  (j)      Capital Structure/Modification of Constituent Documents.....................57

                  (k)      Mergers, Etc................................................................57

                  (l)      Conduct of Business.........................................................57

                                       v

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                  (m)      Compliance with ERISA.......................................................57

                  (n)      Health Care Permits and Approvals...........................................57

                  (o)      Payment Restrictions Affecting Subsidiaries.................................58

                  (p)      The Orders..................................................................58

                  (q)      Application to Bankruptcy Court.............................................58

                  (r)      Ownership...................................................................58

                  (s)      Accounting Changes; Fiscal Year.............................................58

                  (t)      Cancellation of Indebtedness Owed to It.....................................58

                  (u)      No Speculative Transactions.................................................58

                  (v)      Chapter 11 Claims...........................................................58

                  (w)      Cash Management.............................................................58

                  (x)      Environmental...............................................................58

ARTICLE VII           EVENTS OF DEFAULT................................................................59

         SECTION 7.01.     Events of Default...........................................................59

                  (a)      Non-Payment of Principal or Interest........................................59

                  (b)      Non-Payment of Fees.........................................................59

                  (c)      Representations and Warranties..............................................59

                  (d)      Covenants...................................................................59

                  (e)      Other Covenants.............................................................59

                  (f)      Leases......................................................................59

                  (g)      Judgments...................................................................59

                  (h)      Loan Documents..............................................................59

                  (i)      Material Adverse Change.....................................................60

                  (j)      ERISA.......................................................................60

                  (k)      Trustee.....................................................................60

                  (l)      Environmental Liabilities...................................................60

                  (m)      Cases.......................................................................60

                  (n)      Prepetition Claims..........................................................60

                  (o)      Court Orders................................................................60

                  (p)      Examiner....................................................................61

                  (q)      Forfeiture; Seizure.........................................................61

         SECTION 7.02.     Actions in Respect of Letters of Credit.....................................61

                                       vi

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         SECTION 7.03.     Rights Not Exclusive........................................................61

ARTICLE VIII          GUARANTY.........................................................................62

         SECTION 8.01.     The Guaranty................................................................62

         SECTION 8.02.     Nature of Liability.........................................................62

         SECTION 8.03.     Independent Obligation......................................................62

         SECTION 8.04.     Authorization...............................................................62

         SECTION 8.05.     Reliance....................................................................63

         SECTION 8.06.     Subordination...............................................................63

         SECTION 8.07.     Waiver......................................................................63

         SECTION 8.08.     Limitation on Enforcement...................................................64

ARTICLE IX            SECURITY.........................................................................64

         SECTION 9.01.     Security....................................................................64

         SECTION 9.02.     Perfection of Security Interests............................................66

         SECTION 9.03.     Rights of Lender; Limitations on Lenders' Obligations.......................66

         SECTION 9.04.     Covenants of the Loan Parties with Respect to Collateral....................67

         SECTION 9.05.     Performance by Agent of the Loan Parties' Obligations.......................68

         SECTION 9.06.     Limitation on Agent's Duty in Respect of Collateral.........................69

         SECTION 9.07.     Remedies, Rights Upon Default...............................................69

         SECTION 9.08.     The Agent's Appointment as Attorney-in-Fact.................................70

         SECTION 9.09.     Modifications...............................................................71

ARTICLE X             THE AGENT, THE OTHER AGENTS AND THE ARRANGER.....................................72

         SECTION 10.01     Authorization and Action....................................................72

         SECTION 10.02     Agent Not Liable............................................................72

         SECTION 10.03     Rights as Lender............................................................73

         SECTION 10.04     Lender Credit Decision......................................................73

         SECTION 10.05     Indemnification.............................................................73

         SECTION 10.06     Successor Agent.............................................................73

         SECTION 10.07     Release of Collateral.......................................................74

         SECTION 10.08     The Other Agents and the Arranger...........................................74

ARTICLE XI            MISCELLANEOUS....................................................................74

         SECTION 11.01     Amendments..................................................................74

         SECTION 11.02     Notices.....................................................................75

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         SECTION 11.03 No Waiver; Remedies.............................................................75

         SECTION 11.04 Costs and Expenses..............................................................76

         SECTION 11.05 Right of Set-off................................................................76

         SECTION 11.06 Indemnity.......................................................................76

                  (a)      General Indemnity...........................................................76

                  (b)      Environmental Indemnity.....................................................77

         SECTION 11.07 Assignments and Participations..................................................77

                  (a)      Permitted Assignment........................................................77

                  (b)      Effect of Assignment........................................................77

                  (c)      Maintenance of Agreements...................................................78

                  (d)      Procedure...................................................................78

                  (e)      Participations..............................................................79

                  (f)      Additional Information......................................................79

                  (g)      Affiliated Assignments......................................................79

                  (h)      Subsequent Lenders..........................................................79

         SECTION 11.08 Binding Effect..................................................................79

         SECTION 11.09 Governing Law...................................................................79

         SECTION 11.10 Waiver of Jury Trial............................................................79

         SECTION 11.11 Limitation of Liability.........................................................80

         SECTION 11.12 Entire Agreement................................................................80

         SECTION 11.13 Survival........................................................................80

         SECTION 11.14 Execution in Counterparts.......................................................80

         SECTION 11.15 Acknowledgements................................................................80

                                    EXHIBITS

         Exhibit A             Form of Revolving Credit Note

Forms of Loan Administration Documents

         Exhibit B-1           Form of Notice of Borrowing
         Exhibit B-2           Form of Notice of Continuance/Conversion
         Exhibit B-3           Form of LC Application
         Exhibit B-4           Form of Notice of Swing Line Advance
         Exhibit B-5           Form of Borrowing Base Certificate

Forms of Certain Loan Documents

         Exhibit C             Form of Blocked Account Letter

Forms of Opinion of Counsel

         Exhibit D             Form of Opinion of Counsel for the Loan Parties

Other Forms

         Exhibit E-1           Form of Compliance Certificate
         Exhibit E-2           Form of Assignment and Acceptance
         Exhibit E-3           Form of Interim Order

                                    SCHEDULES

Schedule I                     List of Lenders, Commitments and Pro Rata Shares
Schedule II                    List of Guarantors
Schedule 1.01                  List of Depositary Banks
Schedule 4.01(d)               List of Subsidiaries
Schedule 4.01(e)               List of Health Care Facilities
Schedule 4.01(f)               List of Government Approvals
Schedule 4.01(s)               List of Environmental Matters
Schedule 4.01(t)               List of ERISA Matters
Schedule 6.02(c)               List of Loans and Investments
Schedule 6.02(d)               List of Liens and Debt
Schedule 6.02(f)               List of Accommodation Obligations

                             SECURED SUPER-PRIORITY
                              DEBTOR IN POSSESSION
                           REVOLVING CREDIT AGREEMENT


                          DATED AS OF FEBRUARY 3, 2000

                                      AMONG

                        INTEGRATED HEALTH SERVICES, INC.,

                       A DEBTOR AND DEBTOR IN POSSESSION,

                                  AS BORROWER,


                  THE SUBSIDIARIES PARTY HERETO AS GUARANTORS,

                      AS DEBTORS AND DEBTORS IN POSSESSION,


                   THE LENDERS FROM TIME TO TIME PARTY HERETO,

                                       AND

                               CITICORP USA, INC.,

             AS COLLATERAL MONITORING AGENT AND ADMINISTRATIVE AGENT


                                      * * *


                           SALOMON SMITH BARNEY INC.,

                      AS LEAD ARRANGER AND SOLE BOOK RUNNER


                           FIRST UNION NATIONAL BANK,

                              AS SYNDICATION AGENT


                          FOOTHILL CAPITAL CORPORATION
                                       AND
                      GOLDMAN SACHS CREDIT PARTNERS, L.P.,

                           AS CO-DOCUMENTATION AGENTS